                                                                   EXHIBIT 10.10

                                     CREDIT

                                      AND

                                    GUARANTY

                                   AGREEMENT,

                          dated as of August 19, 2002,



                                     among

                              BUDGET GROUP, INC.,

                               as the Borrower,

                  CERTAIN SUBSIDIARIES OF BUDGET GROUP, INC.,

                         as the Subsidiary Guarantors,

                        CERTAIN FINANCIAL INSTITUTIONS,

                                as the Lenders,

                          CREDIT SUISSE FIRST BOSTON,

                         as the Administrative Agent.

                                  Arranged By

                           CREDIT SUISSE FIRST BOSTON
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                               TABLE OF CONTENTS

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                                                    ARTICLE I
                                        DEFINITIONS AND ACCOUNTING TERMS

 SECTION 1.1              Defined Terms........................................................................2
 SECTION 1.2              Other Definitions...................................................................42
 SECTION 1.3              Use of Defined Terms................................................................42
 SECTION 1.4              Cross-References....................................................................42
 SECTION 1.5              Accounting and Financial Determinations.............................................42

                                                    ARTICLE II
                                                   COMMITMENTS

 SECTION 2.1               Commitments........................................................................43
 SECTION 2.1.1             Commitment to Issue Letters of Credit..............................................43
 SECTION 2.1.2             Issuer Not Permitted or Required To Issue Letters of Credit Under
                           Certain Circumstances..............................................................43
 SECTION 2.2               Reduction of the Commitment Amounts................................................45
 SECTION 2.2.1             Optional...........................................................................45
 SECTION 2.2.2             Mandatory..........................................................................45
 SECTION 2.2.3             Automatic Reductions to the Commitment Amount and the
                           Enhancement Letter of Credit Commitment Amount.....................................45
 SECTION 2.3               Loan Accounts......................................................................45

                                                   ARTICLE III
                                                      FEES

 SECTION 3.1              Fees................................................................................46
 SECTION 3.1.1            Commitment Fees.....................................................................46
 SECTION 3.1.2            Administrative Agent's Fee..........................................................46
 SECTION 3.1.3            Postpetition Enhancement Letter of Credit Rollover Fee..............................46
 SECTION 3.1.4            Letter of Credit Face Amount Fee....................................................46
 SECTION 3.1.5            Letter of Credit Issuing Fee........................................................47
 SECTION 3.1.6            Issuer Fee..........................................................................47
 SECTION 3.1.7            Letter of Credit Administrative Fee.................................................47

                                                    ARTICLE IV
                                                LETTERS OF CREDIT

 SECTION 4.1              Issuance Requests...................................................................47
 SECTION 4.2              Issuances...........................................................................48
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 SECTION 4.3              Expenses.............................................................................48
 SECTION 4.4              Other Lenders' Participation.........................................................48
 SECTION 4.5              Disbursements........................................................................49
 SECTION 4.6              Reimbursement........................................................................50
 SECTION 4.7              Deemed Disbursements.................................................................50
 SECTION 4.8              Nature of Reimbursement Obligations..................................................52
 SECTION 4.9              Indemnity............................................................................53
 SECTION 4.10             Borrower's Guaranty of Reimbursement Obligations of its
                          Subsidiaries.........................................................................53
 SECTION 4.10.1           Guaranty.............................................................................53
 SECTION 4.10.2           Guaranty Absolute, etc...............................................................53
 SECTION 4.10.3           Reinstatement, etc...................................................................54
 SECTION 4.10.4           Waiver, etc..........................................................................55
 SECTION 4.10.5           Postponement of Subrogation, etc.....................................................55
 SECTION 4.10.6           Successors, Transferees and Assigns; etc.............................................55
 SECTION 4.11             No Bankruptcy Petition Against SPCs..................................................56

                                                    ARTICLE V
                              INCREASED CAPITAL COSTS AND CERTAIN OTHER PROVISIONS

 SECTION 5.1               Increased Capital Costs............................................................56
 SECTION 5.2               Taxes..............................................................................57
 SECTION 5.3               Payments, Computations; Default Interest, etc......................................58
 SECTION 5.4               Sharing of Payments................................................................58
 SECTION 5.5               Setoff.............................................................................59

                                                    ARTICLE VI
                                               CONDITIONS PRECEDENT

 SECTION 6.1               Initial Credit Extension...........................................................60
 SECTION 6.1.1             Resolutions, etc...................................................................60
 SECTION 6.1.2             Interim Order; Additional Consents; Hart-Scott-Rodino Application, etc.............60
 SECTION 6.1.3             First Day Orders; Cash Collateral Arrangements.....................................61
 SECTION 6.1.4             Lease Payments; Lease Payment Order................................................61
 SECTION 6.1.5             Initial Series 2002 Notes Issuance.................................................61
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
 SECTION 6.1.6            Delivery of Projections..............................................................61
 SECTION 6.1.7            Primary DIP Facility.................................................................62
 SECTION 6.1.8            Availability Date Certificate........................................................62
 SECTION 6.1.9            Collateral Agreements; Collateral Related Agreements.................................62
 SECTION 6.1.10           Borrowing Base Certificate...........................................................63
 SECTION 6.1.11           Opinions of Counsel..................................................................63
 SECTION 6.1.12           Closing Fees, Expenses, etc..........................................................63
 SECTION 6.1.13           Satisfactory Legal Form..............................................................63
 SECTION 6.2              All Credit Extensions................................................................64
 SECTION 6.2.1            Compliance with Warranties, No Default, etc..........................................64
 SECTION 6.2.2            Orders; Lease Payment Order..........................................................64
 SECTION 6.2.3            Letter of Credit Rollover Fee........................................................65
 SECTION 6.2.4            Credit Request.......................................................................65
 SECTION 6.2.5            Primary DIP Facility Utilization.....................................................65

                                                   ARTICLE VII
                                         REPRESENTATIONS AND WARRANTIES

 SECTION 7.1              Organization, etc....................................................................65
 SECTION 7.2              Due Authorization, Non-Contravention, etc............................................66
 SECTION 7.3              Government Approval, Regulation, etc.................................................66
 SECTION 7.4              Validity, etc........................................................................66
 SECTION 7.5              Financial Information; Absence of Undisclosed Liabilities............................66
 SECTION 7.6              No Material Adverse Change...........................................................67
 SECTION 7.7              Litigation, Labor Controversies, etc.................................................67
 SECTION 7.8              Subsidiaries.........................................................................67
 SECTION 7.9              Ownership of Properties..............................................................67
 SECTION 7.10             Taxes................................................................................67
 SECTION 7.11             Pension and Welfare Plans............................................................68
 SECTION 7.12             Environmental Warranties.............................................................68
 SECTION 7.13             Intellectual Property................................................................70
 SECTION 7.14             Regulations U and X..................................................................70
 SECTION 7.15             Accuracy of Information..............................................................70
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 SECTION 7.16             No Burdensome Restrictions...........................................................70
 SECTION 7.17             Customer, Trade and Franchisee Relations.............................................70
 SECTION 7.18             Ford Vehicles........................................................................71

                                                   ARTICLE VIII
                                                    COVENANTS

 SECTION 8.1              Affirmative Covenants................................................................71
 SECTION 8.1.1            Financial Information, Reports, Notices, etc.........................................71
 SECTION 8.1.2            Maintenance and Preservation of Existence............................................74
 SECTION 8.1.3            Compliance with Laws, Material Agreements, etc.......................................75
 SECTION 8.1.4            Maintenance of Properties............................................................75
 SECTION 8.1.5            Insurance............................................................................75
 SECTION 8.1.6            Books and Records....................................................................76
 SECTION 8.1.7            Environmental Covenant...............................................................76
 SECTION 8.1.8            Use of Proceeds......................................................................77
 SECTION 8.1.9            Payment of Obligations...............................................................78
 SECTION 8.1.10           Collateral Monitoring and Review.....................................................78
 SECTION 8.1.11           Lease Agreements; and Demand Capitalization Notes....................................78
 SECTION 8.1.12           Further Assurances...................................................................78
 SECTION 8.1.13           Landlords' Consents; Mortgagee Agreements; Bailee Letters............................78
 SECTION 8.1.14           Acquisition Documentation............................................................79
 SECTION 8.1.15           Dissolved Entities...................................................................79
 SECTION 8.2              Negative Covenants...................................................................79
 SECTION 8.2.1            Business Activities..................................................................79
 SECTION 8.2.2            Indebtedness.........................................................................79
 SECTION 8.2.3            Liens................................................................................82
 SECTION 8.2.4            Investments..........................................................................84
 SECTION 8.2.5            Restricted Payments, etc.............................................................85
 SECTION 8.2.6            Financial Covenants..................................................................86
 SECTION 8.2.7            Take or Pay Contracts................................................................86
 SECTION 8.2.8            Consolidation, Merger, etc...........................................................86
 SECTION 8.2.9            Asset Dispositions, etc..............................................................87
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 SECTION 8.2.10           Modification of Certain Agreements; Order............................................88
 SECTION 8.2.11           Transactions with Affiliates.........................................................88
 SECTION 8.2.12           Negative Pledges, Restrictive Agreements, etc........................................89
 SECTION 8.2.13           Ability to Amend; Restrictive Agreements.............................................90
 SECTION 8.2.14           Accounting Changes...................................................................90
 SECTION 8.2.15           Tax Sharing Arrangements.............................................................90
 SECTION 8.2.16           Certain Issuances....................................................................90
 SECTION 8.2.17           Employment...........................................................................90
 SECTION 8.2.18           Cancellation of Indebtedness.........................................................90
 SECTION 8.2.19           Overenhancement......................................................................90
 SECTION 8.2.20           Ford Liens...........................................................................90
 SECTION 8.2.21           Reclamation Claims; Bankruptcy Code Section 546(g) Agreements........................91

                                                    ARTICLE IX
                                                EVENTS OF DEFAULT

 SECTION 9.1              Listing of Events of Default.........................................................91
 SECTION 9.1.1            Non-Payment of Obligations...........................................................91
 SECTION 9.1.2            Breach of Warranty...................................................................91
 SECTION 9.1.3            Non-Performance of Certain Covenants and Obligations.................................91
 SECTION 9.1.4            Non-Performance of Other Covenants and Obligations...................................91
 SECTION 9.1.5            Default on Other Indebtedness, etc...................................................91
 SECTION 9.1.6            Judgments............................................................................92
 SECTION 9.1.7            Pension Plans........................................................................93
 SECTION 9.1.8            Change in Control....................................................................93
 SECTION 9.1.9            Invalidity...........................................................................93
 SECTION 9.1.10           Bankruptcy Court Related Matter......................................................93
 SECTION 9.1.11           Interim Order; Final Order...........................................................94
 SECTION 9.1.12           Liens................................................................................95
 SECTION 9.1.13           Acquisition Agreement................................................................95
 SECTION 9.1.14           Material Adverse Change..............................................................95
 SECTION 9.1.15           Material Document Default............................................................95
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 SECTION 9.1.16           Foreign Subsidiary Guarantor Event of Default.......................................95
 SECTION 9.2              Available Action if Event of Default................................................95

                                                    ARTICLE X
                                        REMEDIES; APPLICATION OF PROCEEDS

 SECTION 10.1             Remedies; Obtaining the Collateral Upon Default.....................................96
 SECTION 10.2             Remedies; Disposition of the Collateral.............................................98
 SECTION 10.3             Application of Proceeds.............................................................98
 SECTION 10.4             WAIVER OF CLAIMS....................................................................99
 SECTION 10.5             Remedies Cumulative................................................................100
 SECTION 10.6             Discontinuance of Proceedings......................................................100

                                                    ARTICLE XI
                                               PRIORITY AND LIENS

 SECTION 11.1             Priority and Liens.................................................................100
 SECTION 11.2             Security Interest in Accounts......................................................101
 SECTION 11.3             Payment of Obligations.............................................................101
 SECTION 11.4             No Discharge; Survival of Claims...................................................101

                                                   ARTICLE XII
                                                    GUARANTY

 SECTION 12.1             Guaranty...........................................................................102
 SECTION 12.2             Guaranty Absolute, etc.............................................................102
 SECTION 12.3             Reinstatement, etc.................................................................103
 SECTION 12.4             Waiver, etc........................................................................103
 SECTION 12.5             Postponement of Subrogation, etc...................................................104
 SECTION 12.6             Right of Contribution..............................................................104
 SECTION 12.7             Successors, Transferees and Assigns; Transfers of Notes, etc.......................105

                                                   ARTICLE XIII
                                            THE ADMINISTRATIVE AGENT

 SECTION 13.1             Actions............................................................................105
 SECTION 13.2             Exculpation........................................................................106
 SECTION 13.3             Successor..........................................................................106
 SECTION 13.4             Credit Extensions by the Administrative Agent......................................106
 SECTION 13.5             Credit Decisions...................................................................107
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 SECTION 13.6             Copies, etc.......................................................................107
 SECTION 13.7             Release of Collateral.............................................................107

                                                   ARTICLE XIV
                                             MISCELLANEOUS PROVISIONS

 SECTION 14.1             Waivers, Amendments, etc..........................................................107
 SECTION 14.2             Notices...........................................................................109
 SECTION 14.3             Payment of Costs and Expenses.....................................................109
 SECTION 14.4             Indemnification...................................................................110
 SECTION 14.5             Survival..........................................................................Ill
 SECTION 14.6             Severability......................................................................Ill
 SECTION 14.7             Headings..........................................................................Ill
 SECTION 14.8             Execution in Counterparts, Effectiveness, etc.....................................Ill
 SECTION 14.9             Governing Law; Entire Agreement...................................................Ill
 SECTION 14.10            Successors and Assigns............................................................112
 SECTION 14.11            Sale and Transfer of Commitments and Participations in Letters of Credit;
                          Participations in Commitments and Participations in Letters of Credit.............112
 SECTION 14.11.1          Assignments.......................................................................112
 SECTION 14.11.2          Participations....................................................................113
 SECTION 14.12            Other Transactions................................................................114
 SECTION 14.13            Independence of Covenants.........................................................114
 SECTION 14.14            Press Releases and Related Matters................................................114
 SECTION 14.15            Parties Including Trustees; Bankruptcy Court Proceedings..........................115
 SECTION 14.16            Judgment Currency.................................................................115
 SECTION 14.17            Waiver of Jury Trial..............................................................116
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SCHEDULE I    --  Disclosure Schedule
SCHEDULE II   --  Lender Information
SCHEDULE III  --  Subordinated Intercompany Note Terms
SCHEDULE IV   --  Prepetition Letters of Credit
SCHEDULE V    --  First Day Orders

ANNEX I       --  13-Week Consolidated Cash Flow Projections
ANNEX II      --  Interim Order
ANNEX III     --  Initial Series 2002 Notes Documents
ANNEX IV      --  Primary DIP Facility Documents
ANNEX V       --  Form of Lease Payment Order
ANNEX VI      --  Primary DIP Facility Interim Order
ANNEX VII     --  Ford Leasing Order
ANNEX VIII    --  New Fleet Financing Order

EXHIBIT A     --  Form of Issuance Request
EXHIBIT B     --  Form of Borrowing Base Certificate
EXHIBIT C     --  Form of Availability Date Certificate
EXHIBIT D     --  Form of Lender Assignment Agreement
EXHIBIT E     --  Form of Security Agreement
EXHIBIT F     --  Form of Pledge Agreement
EXHIBIT G     --  Form of Trademark Assignment Agreement
EXHIBIT H     --  Form of Collateral Agency Agreement
EXHIBIT I     --  Form of Nominee Agreement
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                                     -viii-

                         CREDIT AND GUARANTY AGREEMENT

         THIS CREDIT AND GUARANTY AGREEMENT, dated as of August 19, 2002, among BUDGET GROUP, INC., a Delaware corporation as borrower and debtor and debtor in possession ("Budget" or the "Borrower"), the Domestic Subsidiaries (capitalized terms used in this preamble and the recitals and not defined herein or therein to have the meanings set forth in Section 1.1 below) that are parties hereto as "Domestic Subsidiary Guarantors" as guarantors and debtors and debtors in possession (collectively, the "Domestic Subsidiary Guarantors" and, together with the Borrower, the "DIP Obligors"), the Foreign Subsidiaries that are parties hereto as "Foreign Subsidiary Guarantors" as guarantors (collectively, the "Foreign Subsidiary Guarantors" and, together with, the Domestic Subsidiary Guarantors, the "Subsidiary Guarantors"), the various financial institutions as are or may become parties hereto as "Lenders" (collectively, the "Lenders"), and CREDIT SUISSE FIRST BOSTON ("Credit Suisse First Boston"), as the administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                  WITNESSETH:

         WHEREAS, on July 29, 2002 (the "Petition Date"), the DIP Obligors filed voluntary petitions under Section 301 of the Bankruptcy Code with the Bankruptcy Court initiating their Chapter 11 cases (the "Cases") and have continued in the possession of their assets and in the management of their business pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

         WHEREAS, the Borrower has requested that the Lenders make available a senior, secured debtor in possession credit enhancement and replacement letters of credit facility in an aggregate principal amount not to exceed
$342,905,617.66, under which all of the Borrower's Obligations will be guaranteed by the Subsidiary Guarantors, subject to the terms hereof and of the other Credit Documents and the Orders;

         WHEREAS, to provide security and priority for the repayment and reimbursement of the Letters of Credit and the payment of the other Obligations of the Obligors hereunder and under the other Credit Documents, the DIP Obligors shall provide to the Administrative Agent for the benefit of the Secured Parties, pursuant to the Orders, the superpriority claims, security interests and Liens specified in the Orders;

         WHEREAS, all of the claims and the Liens granted hereunder and pursuant to the Orders to the Administrative Agent for the benefit of the Secured Parties shall be subject to the Carve-Out; and

         WHEREAS, the Lenders are willing to make such senior, secured debtor in possession credit enhancement and replacement letters of credit facility in an aggregate principal amount not to exceed $342,905,617.66 available upon and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1 Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         " 13-Week Consolidated Cash Flow Projections" means, with respect to the relevant 13-week period, a consolidated projected statement of cash flow for the operations of the Borrower and its Subsidiaries for such period in respect of the Borrower's domestic segment (i.e., the United States), detailing the sources and uses of such cash flow, in form and scope consistent with the 13-Week Consolidated Cash Flow Projections for the period ending Wednesday, November 8, 2002 and attached as Annex I hereto.

         "1999 Senior Note Debt" means Indebtedness in respect of the 1999 Senior Notes.

         "1999 Senior Note Indenture" means the Indenture dated April 13, 1999 between the Borrower and Wells Fargo Bank Minnesota, N.A., as Trustee, as the same may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms hereunder.

         "1999 Senior Notes" means the 9 1/8% Senior Notes due April 9, 2006 issued by the Borrower pursuant to the 1999 Senior Note Indenture.

         "Account Debtor" is defined in clause (d) of the definition of "Eligible Receivable".

         "Account Party" means (a) the Borrower and (b) any Subsidiary Guarantor for the account of which a Letter of Credit is issued in accordance with Article IV.

         "Acquirer" means (a) a Person previously identified to the Administrative Agent and the Lenders as "Cherokee" or (b) any other Person satisfactory to the Required Lenders.

         "Acquisition" means the acquisition of the assets of, or a controlling interest in, the Borrower's business by the Acquirer, including (a) the related payment in full in cash of all outstanding Obligations (including the payment of all unreimbursed Reimbursement Obligations and accrued letter of credit fees in full in cash) and outstanding Prepetition Obligations and the refinancing, termination and/or replacement of all Letters of Credit and all Prepetition Letters of Credit and (b) the termination of all Commitments hereunder.

         "Acquisition Agreement Covenant" is defined in Section 8.1.14.

         "Additional Series Notes" is defined in Section 8.1.8.

         "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 13.3.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agreement" means, on any date, this Credit and Guaranty Agreement as originally in effect on the Closing Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "Alternate Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the higher of

                  (a) the rate of interest most recently established by Credit Suisse First Boston at its principal office in New York, New York as its prime rate for Dollar loans; and

                  (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2%.

If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of "Federal Funds Rate", the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Credit Suisse First Boston in connection with extensions of credit. Changes in the rate of interest on applicable on any Obligations will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

         "Applicable Commitment Fee" means, as of any date, a per annum fee of 75 basis points.

         "Applicable Margin" means, as of any date, a per annum rate of 3.50%.

         "Appraised Value" means, with respect to the Eligible Trademarks, $466,000,000.

         "Assignee Lender" is defined in Section 14.11.1.

         "Authorized Officer" means, relative to the Borrower and any other Obligor, those of its officers or managing members (in the case of a limited liability company) whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 6.1.1; provided that, with respect to calculations relating to the financial covenants or the Borrowing Base Amount or any component thereof or the delivery of the Financial Statements and related financial reports, Borrowing Base Certificates or any certificates evidencing whether an adverse tax consequence would arise as a result of the Borrower's or any other Obligor's compliance with a provision hereof or any other Credit Document, "Authorized Officer" means an Authorized Officer that is the chief financial officer, chief accounting officer, treasurer or controller of the Borrower or such other Obligor, as the case may be, or any other Authorized Officer of Borrower or such other Obligor, as the case may be, whose authority and responsibilities include substantially the same authority and responsibilities as any of the foregoing.

         "Available Postpetition Enhancement Letter of Credit Commitment Amount" means, on any date, the excess of (a) the lesser of (i) the Postpetition Enhancement Letter of Credit Commitment Amount in effect on such date and (ii) the aggregate amount of reimbursements made to (and retained by) the Prepetition Agent and Prepetition Secured Lenders in respect of Reimbursement Obligations (as defined in the Prepetition Credit Agreement) in respect of Overenhancement Drawings over (b) the aggregate original Stated Amounts of all Postpetition Enhancement Letters of Credit issued hereunder (it being understood and agreed that if the Stated Amount of any outstanding Postpetition Enhancement Letter of Credit is increased in lieu of the issuance of an additional Postpetition Enhancement Letter of Credit then the original Stated Amount of such Postpetition Enhancement Letter of Credit shall be deemed to be equal to the actual original Stated Amount of such Postpetition Enhancement Letter of Credit plus the aggregate amount of any such increases to the Stated Amount of such Postpetition Enhancement Letter of Credit).

         "Availability Date" means the first date on which the conditions precedent set forth in Article VI shall have been satisfied to the satisfaction of the Administrative Agent.

         "Availability Date Certificate" means the availability date certificate executed and delivered by the Borrower pursuant to Section 6.1.8, substantially in the form of Exhibit C hereto.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. ss.ss.101 et seq.

         "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware or any other court having jurisdiction over the Cases from time to time.

         "Bankruptcy Event" means, with respect to any Person, such Person shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for such Person or any Property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for such Person or for a substantial part of the Property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of such Person, and, if any such case or proceeding is not commenced by such Person, such case or proceeding shall be consented to or acquiesced in by such Person or shall result in the entry of an order for relief or shall remain for 60 days undismissed; or

                  (e) take any action authorizing, or in furtherance of, any of the foregoing.

         "BGI Leasing" means BGI Leasing, Inc., a Delaware corporation that is a special purpose, bankruptcy remote, Wholly Owned Subsidiary of the Borrower.

         "Borrower" is defined in the preamble.

         "Borrowing Base Amount" means, at any time, an amount equal to the excess of:

                  (a)      the sum (without duplication) of:

                           (i)      85% of Eligible Receivables at such time;
         plus

                           (ii) 100% of Eligible Cash and Cash Equivalent Investments at such time;

         plus

                           (iii) the sum of (x) 90% of the Net Book Value of all Eligible Repurchase Vehicles at such time and (y) 85% of the Non-Repurchase Value of all Eligible Non-Repurchase Vehicles at such time;

         plus

                           (iv) the sum of (x) 50% of the appraised value of all Eligible Real Estate for which there is an appraisal dated on or subsequent to June 30, 2002 and (y) 30% of the Net Book Value of all other Eligible Real Estate at such time;

         plus

                           (v) the sum (without duplication) of (x) 50% of the Appraised Value of all Eligible Trademarks at such time and (y) 25% of the Net Book Value of all Eligible FF&E at such time; provided that in no event shall the amount added to the Borrowing Base Amount pursuant to this clause (a)(v) exceed the sum of the preceding clauses (a)(i) through (iv);

over

                  (b) the aggregate amount of Primary DIP Facility Obligations at such time.

         "Borrowing Base Certificate" means a certificate duly completed and executed by an Authorized Signatory of the Borrower, substantially in the form of Exhibit B hereto; provided, however, that the Administrative Agent may

                  (a) at any time specify changes to such form for the purpose of monitoring or clarifying the Borrower's compliance with the Borrowing Base Amount; and

                  (b) from time to time review computations of the Borrowing Base Amount submitted by the Borrower pursuant to Section
         6.1.10 and clause (g) of Section 8.1.1 and, if in the Administrative Agent's reasonable opinion, the computation in any Borrowing Base Certificate of the Borrowing Base Amount shall not have been computed in accordance with its definition, the Administrative Agent shall have the right to adjust such computation so long as written notice of such adjustment is provided to the Borrower.

         "BRACC" means Budget Rent A Car Corporation, a Delaware corporation and a direct Wholly Owned Subsidiary of the Borrower.

         "Budget" is defined in the preamble.

         "Budget Capital" means Budget Group Capital Trust, a Delaware business trust.

         "Budget Capital Trust Documents" means, collectively, the Amended and Restated Declaration of Trust dated as of June 19, 1998, among the Borrower, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, and the other trustees named therein, including the terms of the Convertible Preferred Securities (and the Common Securities referred to therein) annexed to such Amended and Restated Declaration of Trust, and the certificates evidencing the Convertible Preferred Securities (and such Common Securities).

         "Budget Funding Corporation" means Budget Funding Corporation, a Delaware corporation that is a special purpose, bankruptcy remote, Wholly Owned Subsidiary of TFFC.

         "Business Acquisition" means the acquisition, by purchase or otherwise, of all or substantially all of the assets (or any part of the assets constituting all or substantially all of a business or line of business) of any Person, whether such acquisition is direct or indirect, including through the acquisition of the business of, or Capital Stock of, such Person.

         "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York.

         "Canadian Dollars" and the symbol "Cdn$" means the lawful currency of Canada.

         "Capital Expenditures" means, for any period, the sum of

                  (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

                  (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

         "Capital Stock" means with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or equity, whether now outstanding or issued after the date hereof, including all common stock, preferred stock, partnership interests, trust certificates and member interests.

         "Capitalized Cost" of a Pledged Vehicle means the costs and expenses incurred by the Borrower in connection with the acquisition of such Pledged Vehicle as established by the invoice delivered in connection with such Pledged Vehicle.

         "Capitalized Lease Liabilities" means all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Credit Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and, with respect to any such leasing or similar arrangement, the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

         "Cases" is defined in the first recital.

         "Cash Collateral" has the meaning set forth in Section 363(a) of the Bankruptcy Code.

         "Cash Collateral Account" means the account established by the Borrower under the sole and exclusive control of the Administrative Agent maintained at the office of the Administrative Agent designated as "Budget Group, Inc., Debtor in Possession Cash Collateral Account" or other similar title.

         "Cash Equivalent Investment" means, at any time, High Quality Investments maturing not more than 270 days after such time.

         "Casualty Event" means the damage, destruction or condemnation, as the case may be, of Property of the Borrower or any of its Subsidiaries (other than Vehicles that are either (a) the subject of a finance lease between TFFC or any other SPC, as lessor, and the Borrower or any other Subsidiary thereof, as lessee, or (b) owned by TFFC or any other SPC).

         "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by or on behalf of the Borrower or any of its Subsidiaries in connection with such Casualty Event (provided that, in the event the aggregate amount of such proceeds or awards resulting from such Casualty Event do not exceed $100,000, such proceeds or awards shall not constitute Casualty Proceeds), but excluding any proceeds or awards required to be paid to repay the Primary DIP Facility Obligations or a creditor (other than the Lenders) which holds a first-priority Lien permitted by Section 8.2.3 on the Property which is the subject of such Casualty Event (including Vehicles securing Vehicle Debt).

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change in Control" means:

                  (a) any Person other than the Borrower shall own any Capital Stock of BRACC or Ryder or otherwise have the ability to elect any members of the board of directors of BRACC or Ryder;

                  (b) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), excluding Sanford Miller, John D. Kennedy, Jeffrey D. Congdon or any Wholly Owned Subsidiary or Related Person of any one or more of them, (i) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act) of more than 20% of the total then outstanding voting power of the Voting Stock of the Borrower or (ii) has the right or the ability by voting right, contract or otherwise to elect or designate for election a majority of the board of directors of the Borrower;

                  (c) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of the Borrower (together with any new directors whose election by such board of directors, or whose nomination for election by the shareholders of the Borrower, as the case may be, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute 50% or more of the board of directors then in office;

                  (d) any Person or two or more Persons acting in concert (in any such case, excluding Sanford Miller, John D. Kennedy, Jeffrey
         D. Congdon or any Wholly Owned Subsidiary of any one or more of them) shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to direct or control, directly or indirectly, the management or policies of the Borrower, BRACC or Ryder; or

                  (e) a "Change of Control" under the Series B Notes, any other Subordinated Debt, the 1999 Senior Note Debt or the Primary DIP Facility Agreement shall have occurred.

         "Claim" has the meaning ascribed to such term in Section 101(5) of the Bankruptcy Code.

         "Closing Date" means the date this Agreement becomes effective pursuant to Section 14.8.

         "Code" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "Collateral Agency Agreement" means the Second Amended and Restated Collateral Agency Agreement (amending and restating that certain Amended and Restated Collateral Agency Agreement, dated as of June 19, 1998), executed and delivered by the Obligors parties thereto as grantors, TFFC, as nominee titleholder, the Collateral Agent, not in its individual capacity but solely as collateral agent for the Primary DIP Facility Agent, the Prepetition Agent and the Administrative Agent, the Primary DIP Facility Agent, the Prepetition Agent and the Administrative Agent, pursuant to clause (e) of Section 6.1.9, substantially in the form of Exhibit I hereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Collateral Agent" means DB Trust, in its capacity as collateral agent under the Collateral Agency Agreement, and its successors thereunder.

         "Collateral Turnover Date" means the Termination Date (as defined in the Primary DIP Facility Agreement on the date hereof).

         "Commitment" means, relative to any Lender, such Lender's obligation to issue (in the case of the Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to Section 2.1 and Article IV.

         "Commitment Amount" means, on any date, $342,905,617.66, as such amount may be reduced from time to time pursuant to Section 2.2.3.

         "Concentration Account" means the deposit account established by BRACC at Harris Trust and Savings Bank which shall be used for the daily concentration of all funds received by the Borrower or any Subsidiary (other than any SPC) from the operation of their business.

         "Confirmation Order" means an order of the Bankruptcy Court confirming a Plan of Reorganization in any of the Cases.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Convertible Preferred Securities" means the Remarketable Term Income Deferrable Equity Securities, convertible into shares of Budget's Class A Common Stock, of which 6,000,000 shares were issued by Budget Capital in connection with the Ryder Acquisition.

         "CP Enhancement Letter of Credit" means the Irrevocable Letter of Credit No. TS-07001752 issued by Credit Suisse First Boston on June 20, 2001, in the original stated amount of $85,000,000.

         "Credit Card Receivables" means Receivables in respect of MasterCard, VISA or American Express credit or debit cards.

         "Credit Document" means this Agreement, the Pledge Agreement, any Foreign Pledge Agreement, the Security Agreement, Control Agreement (as defined in the Security Agreement), the Trademark Assignment Agreement, the Collateral Agency Agreement, the Nominee Agreement, the Letters of Credit, the Enhancement Letter of Credit Application and Agreements and each other agreement, certificate, document or instrument delivered in connection with this Agreement or any such other agreement and designated to be a "Credit Document", whether or not specifically mentioned herein or therein.

         "Credit Extension" means and includes any issuance by the Issuer of a Letter of Credit (including any increase in the Stated Amount thereof).

         "Credit Suisse First Boston" is defined in the preamble.

         "DB Trust" means Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company).

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Demand Capitalization Note (1997-2)" means the promissory note dated as of April 29, 1997, issued by BRACC to TFFC in connection with the commercial paper program of Budget Funding Corporation.

         "Demand Capitalization Note (1998-3)" means the promissory note dated as of June 19, 1998, issued by the Borrower to TFFC in connection with the Series 1998-3 Notes (as defined in the Series 1998-3 Supplement).

         "Demand Capitalization Note (1998-4)" means the promissory note dated as of June 19, 1998, issued by the Borrower to TFFC in connection with the Series 1998-4 Notes (as defined in the Series 1998-4 Supplement).

         "Demand Capitalization Note (1999-3)" means the promissory note dated as of June 25, 1999, issued by the Borrower to TFFC in connection with the Series 1999-3 Notes (as defined in the Series 1999-3 Supplement).

         "Demand Capitalization Note (1999-4)" means the promissory note dated as of June 25, 1999, issued by the Borrower to TFFC in connection with the Series 1999-4 Notes (as defined in the Series 1999-4 Supplement).

         "Demand Capitalization Note (2001-2)" means the promissory note dated as of April 18, 2001, issued by the Borrower to TFFC in connection with the Series 2001-2 Notes (as defined in the Series 2001-2 Supplement).

         "Demand Capitalization Note (2001-3)" means the amended and restated promissory note (amending and restating that certain promissory note dated as of June 28, 2002), dated as of July 12, 2002, issued by the Borrower to TFFC in connection with the Series 2001-3 Notes (as defined in the Series 2001-3 Supplement).

         "Demand Capitalization Note (2002-1)" means the promissory note, dated as of August 6, 2002, issued by the Borrower to TFFC in connection with the Series 2002-1 Notes (as defined in the Series 2002-1 Supplement).

         "Demand Capitalization Notes" is defined in clause (e) of Section
8.2.2.

         "Depreciation Charges" means, (a) with respect to any Pledged Vehicle that is an Eligible Repurchase Vehicle, the scheduled monthly depreciation charge set forth by the Manufacturer in its Repurchase Program for such Pledged Vehicle calculated on a daily basis and (b) with respect to any Pledged Vehicle that is a Non-Repurchase Vehicle, the monthly depreciation charge set forth in the related Depreciation Schedule. If such charge is expressed as a percentage, the Depreciation Charges for such Pledged Vehicle shall be such percentage multiplied by the Capitalized Cost for such Vehicle, calculated on a daily basis. For any Pledged Vehicle not held for a full Related Month in the month of acquisition or disposition, the Depreciation Charges shall be prorated by multiplying the otherwise applicable Depreciation Charges by a fraction, the numerator of which is the number of days from the date depreciation commences (in accordance with the applicable Repurchase Program, if such Pledged Vehicle is an Eligible Repurchase Vehicle) with respect to such Pledged Vehicle to the first day of the next month and the denominator of which is the number of days in such month. For the month in which an Eligible Repurchase Vehicle is turned back to the applicable Manufacturer, the Depreciation Charges shall be prorated by multiplying the otherwise applicable Depreciation Charges by a fraction, the numerator of which is the number of days from the first day of such month to the Turnback Date for such Pledged Vehicle and the denominator of which is the number of days in such month. In the event a Pledged Vehicle is sold to a third party, the Depreciation Charges shall be prorated by multiplying the otherwise applicable Depreciation Charges by a fraction, the numerator of which is the number of days from the first day of such month to the date proceeds were received on the sale of such Pledged Vehicle and the denominator of which is the number of days in such month.

         "Depreciation Schedule" means, with respect to a Non-Repurchase Vehicle, a schedule of estimated monthly depreciation prepared by the Servicer in accordance with GAAP and revised from time to time in the Servicer's sole discretion.

         "Designated Prepetition Enhancement Letters of Credit" means the Prepetition Enhancement Letters of Credit (other than the CP Enhancement Letter of Credit).

         "Designated Prepetition Letters of Credit" means the Prepetition Letters of Credit (other than the CP Enhancement Letter of Credit).

         "Designated Prepetition Obligations" means the aggregate Letter of Credit Outstandings (as defined in the Prepetition Credit Agreement) in respect of all Designated Prepetition Letters of Credit, and all accrued but unpaid interest and fees, costs and other charges payable to the Prepetition Agent or the Prepetition Secured Lenders under or pursuant to the Prepetition Credit Agreement in respect of the Designated Prepetition Letters of Credit.

         "Determination Date" means the second Business Day prior to each Reference Date.

         "Diminution" means any diminution in value of the Prepetition Secured Lenders' and Prepetition Agent's interests in the Prepetition Collateral resulting from (a) the use of the Cash Collateral and the use, sale, lease, other disposition and depreciation of the Prepetition Collateral (except the application of such Collateral to the repayment of Prepetition Debt other than Adequate Protection Obligations), (b) the priming of the Prepetition Liens on the Primed Prepetition Collateral by the Primary DIP Facility Liens and the Secondary DIP Facility Liens, (c) the priming of the Prepetition Liens on the Prepetition Collateral by the Carve-Out and (d) the imposition of the automatic stay pursuant to Section 362 of the Bankruptcy Code.

         "DIP Obligors" is defined in the preamble.

         "Disbursement Date" is defined in Section 4.5.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as Schedule L as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Administrative Agent and the Required Lenders.

         "Disposition" is defined in Section 8.2.9.

         "Dissolved Entities" means Auto Rental Systems, Inc., Directors Row Management Company, LLC and Warren Wooten Ford, Inc.

         "Distribution" means, with respect to any Person, any dividend or distribution (in cash, Property or obligations) on any shares of any class of Capital Stock (now or hereafter outstanding) of such Person or on any warrants, options or other rights with respect to any shares of any class of Capital Stock (now or hereafter outstanding) of such Person, other than dividends or distributions payable in the common stock (other than Redeemable Capital Stock) of such Person or warrants or options to purchase such common stock or split-ups or reclassifications of its Capital Stock into additional or other shares of such common stock.

         "Dollar" and the symbol "$" mean the lawful currency of the United States.

         "Domestic Subsidiary" means any Subsidiary of the Borrower other than a Foreign Subsidiary.

         "Domestic Subsidiary Guarantors" is defined in the preamble.

       "Eligible Assignee" means a lending institution at the time of any proposed assignment having (a) total assets in excess of $1,000,000,000 which is organized under the laws of the United States, or any state thereof or any other country which is a member of the OECD, or a political subdivision of any such country (provided that such bank is acting through a branch or agency located in the country in which it is organized, another country which is also a member of the OECD or in the Cayman Islands) and (b) unless the Administrative Agent and the Issuer otherwise agree, long-term unsecured debt ratings of BBB- (or better) from S&P and Baa3 (or better) from Moody's; provided, however, that neither the Borrower nor any of its Affiliates shall qualify as an Eligible Assignee.

         "Eligible Cash and Cash Equivalent Investments" means, at any time of determination thereof, cash or Cash Equivalent Investments of the Borrower or any Subsidiary of the Borrower that is a Subsidiary Guarantor as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                  (a) such cash or Cash Equivalent Investments are held free and clear of all Liens, other than the Primary DIP Facility Liens, the Prepetition Liens or the Liens in favor of the Administrative Agent for the benefit of the Lenders;

                  (b) the Administrative Agent has a security interest in such cash or Cash Equivalent Investments, which security interest is, under applicable law, (i) legal, valid and binding and (ii) perfected and first priority (or, if such applicable law would not characterize security interests in any deposit account in which the holder of such security interest has rights senior to any other Person that obtains a judicial lien on, or execution against, such deposit account or obtains a lien thereon granted by the holder of such deposit account as "perfected" or "first priority", the Administrative Agent has rights with respect to such cash or Cash Equivalent Investments that is senior to any such Person), subject in priority only to the Primary DIP Facility Liens;

                  (c) the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien in such cash or Cash Equivalent Investments to the Administrative Agent (subject only to the Primary DIP Facility Liens and the Prepetition Liens);

                  (d) such cash or Cash Equivalent Investment is in Dollars (or in Canadian Dollars, to the extent such cash or Cash Equivalent Investments in Canadian Dollars does not exceed Cdn $5,000,000);

                  (e) such cash or Cash Equivalent Investments is held in an account subject to a Control Agreement (as defined in the Security Agreement); and

                  (f) if such cash or Cash Equivalent Investment is subject to any dispute, setoff, counterclaim or other claim or defense on the part of the obligor thereunder or the party holding such asset, the portion of such cash or Cash Equivalent Investment so subject shall be excluded from Eligible Cash and Cash Equivalent Investments;

provided, however, that cash or Cash Equivalent Investments that would otherwise be Eligible Cash and Cash Equivalent Investments but for the requirement in clause (b)(ii) above or the requirement in clause (e) above shall be deemed to be Eligible Cash and Cash Equivalent Investments to the extent such cash or Cash Equivalent Investments does not exceed in the aggregate $10,000,000. Notwithstanding anything to the contrary herein, "Eligible Cash and Cash Equivalent Investment" shall not include any cash or Cash Equivalent Investments held in the Letter of Credit Reimbursement Account.

         "Eligible FF&E" means, at any time of determination thereof, all fixtures, furniture and equipment (collectively, "FF&E") of the Borrower or any Subsidiary of the Borrower that is a Domestic Subsidiary Guarantor as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                  (a) the Borrower or such Subsidiary owns such FF&E, free and clear of all Liens other than (i) the Liens in favor of the Administrative Agent for the benefit of the Lenders, (ii) the Liens described in clause (g) of Section 8.2.3 (provided that the aggregate amount of assessed and unpaid taxes, assessments or other governmental charges or levies that resulted in such Liens shall be deducted from the Net Book Value of Eligible FF&E for purposes of determining the Borrowing Base Amount), (iii) the Prepetition Liens and (iv) the Primary DIP Facility Liens;

                  (b) the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien in such FF&E to the Administrative Agent for the benefit of the Lenders (subject only to the Primary DIP Facility Liens and the Prepetition Liens);

                  (c) the Administrative Agent has a security interest in such FF&E, which security interest is legal, valid, binding, perfected and first priority (subject only to the Primary DIP Facility Liens);

                  (d) such FF&E is located in one of the States of the United States or the District of Columbia;

                  (e) none of such FF&E consists of items in the Borrower's or such Subsidiary's possession but intended by the Borrower or such Subsidiary for return to the suppliers thereof;

                  (f) none of such FF&E is obsolete, unsalable, damaged or otherwise unfit for sale; and

                  (g) such FF&E has such other characteristics or criteria as the Administrative Agent, in its reasonable discretion, may specify in writing to the Borrower from time to time.

         "Eligible Manufacturer" means any of the following: DaimlerChrysler AG, Ford Motor Company/Jaguar, General Motors Corporation, Mazda Motors of America, Inc., Nissan Motors Corporation in U.S.A., Inc., Toyota Motor Sales, U.S.A., Inc., Volkswagen of America, Honda Motor Company, Hyundai Motor Company Ltd., Subaru of America, Inc., SAAB Automobile AB, Navistar International Corporation, Isuzu Motors Ltd., Bavarian Motor Works, AG, Porsche AG, Volvo AB and Kia Motors America, Inc.; provided that no Manufacturer will be deemed an Eligible Manufacturer if a Manufacturer Event of Default has occurred and is continuing with respect to such Manufacturer.

         "Eligible Non-Repurchase Vehicle" means any Non-Repurchase Vehicle (a) that is a Pledged Vehicle, (b) the Manufacturer of which is an Eligible Manufacturer and (c) with respect to which (i) the Collateral Agent is noted as the first priority lienholder on the certificate of title therefor or (ii) the certificate of title has been submitted to the appropriate state authorities for such notation; provided, however, if the actions provided in clause (i) or
(ii) are not sufficient in any state to cause the lien of the Collateral Agent upon such vehicle to be a perfected first priority lien, then in order for a Non-Repurchase Vehicle titled in such state to be an "Eligible Non-Repurchase Vehicle", such action as is required to cause the lien or the Collateral Agent to be a perfected first priority lien (subject only to the Primary DIP Facility Liens) shall have been taken by the Borrower.

         "Eligible Real Estate" means, at any time of determination thereof, all real property (other than fixtures) (the "Specified Real Property") of the Borrower or any Subsidiary of the Borrower that is a Domestic Subsidiary Guarantor as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                  (a) the Borrower or such Subsidiary owns such Specified Real Property, free and clear of all Liens other than (i) the Liens in favor of the Administrative Agent for the benefit of the Secured Parties, (ii) the Prepetition Liens, (iii) the Primary DIP Facility Liens, (iv) the Liens described in clause (i) of Section 8.2.3 and (v) the Liens described in clause (h) of Section 8.2.3 (provided that the aggregate amount of assessed and unpaid taxes, assessments or other governmental charges or levies that resulted in such Liens shall be deducted from the Net Book Value of Eligible Real Estate for purposes of determining the Borrowing Base Amount);

                  (b) the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien in such Specified Real Property to the Administrative Agent for the benefit of the Secured Parties (subject only to the Primary DIP Facility Liens and the Prepetition Liens);

                  (c) such Specified Real Property is located in one of the States of the United States or the District of Columbia; and (d) the Administrative Agent has a security interest in such Specified Real Property, which security interest is legal, valid, binding, perfected and first priority under all applicable laws (subject only to the Primary DIP Facility Liens).

         "Eligible Receivable" means, at any time of determination thereof, any Receivable of the Borrower or any Subsidiary of the Borrower that is a Subsidiary Guarantor (other than an Excluded Receivable) as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                  (a) the Borrower or such Subsidiary has lawful and absolute title to such Receivable, free and clear of all Liens other than the Liens in favor of the Administrative Agent for the benefit of the Secured Parties, the Prepetition Liens and the Primary DIP Facility Liens;

                  (b) the Administrative Agent has a security interest in such Receivable, which security interest is legal, valid, binding, perfected and first priority (including under the secured transactions laws of any Canadian province that are analogous to the U.C.C.) (subject, in each case, only to the Primary DIP Facility Liens); provided, however, that

                           (i) the aggregate amount of such Receivables as to which the Administrative Agent has a security interest under Canadian law may not exceed 15% of the total amount of all Eligible Receivables at the time of such determination (such Receivables that do not exceed such 15% threshold being herein referred to as "Canadian Eligible Receivables"):

                           (ii) no Receivable as to which any United States federal or state governmental agency or instrumentality is the Account Debtor may be an Eligible Receivable, except (A) to the extent the Borrower or such Subsidiary has complied with the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727; 41 U.S.C. ss. 15), by delivering to the Administrative Agent a notice of assignment in favor of the Administrative Agent under such Act and in compliance with applicable provisions of 31 C.F.R. ss. 7-103.8 and 41 C.F.R. ss. 1-30.7, or with similar state law (collectively, for purposes of this definition, the "Registration Requirements") or (B) unless the Administrative Agent requests the Borrower or such Subsidiary to comply with the Registration Requirements with respect to the Receivables described in this subclause (B) and the Borrower or such Subsidiary does not exercise their best efforts to so comply, to the extent the aggregate amount of such Receivables would not exceed 5% of the total amount of all Eligible Receivables at the time of such determination; and

                           (iii)    no Receivable as to which any other
                  government or agency thereof (including any foreign governmental authority or agency) is the Account Debtor may be an Eligible Receivable;

                  (c) the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien in such Receivable to the Administrative Agent for the benefit of the Secured Parties (subject only to the Primary DIP Facility Liens and the Prepetition Liens);

                  (d) such Receivable is payable in Dollars (or, in the case of Canadian Eligible Receivables, Dollars or Canadian Dollars) and is a legal, valid, binding and enforceable obligation of the Person who is obligated under such Receivable (the "Account Debtor"):

                  (e)      without limiting the effect of the preceding clause
         (d), such Receivable complies with all requirements of applicable law, including the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the F.R.S. Board;

                  (f) if such Receivable is subject to any dispute, setoff, counterclaim or other claim or defense on the part of the Account Debtor denying liability under such Receivable, an amount of such Receivable equal to the portion of such Receivable so subject shall be excluded from Eligible Receivables;

                  (g) such Receivable (i) evidences monetary obligations and (ii) is evidenced by (A) an invoice or statement rendered to the Account Debtor or (B) an obligation of the Account Debtor to make royalty payments to the Borrower or such Subsidiary pursuant to a franchise agreement that is in full force and effect;

                  (h) such Receivable is a bona fide Receivable which arose in the ordinary course of business, and with respect to which,

                           (i) in the case of a Receivable arising from the sale of goods, such goods have been shipped or delivered to and not rejected by the Account Debtor, such Receivable was created as a result of a sale on an absolute basis and not on a consignment, approval or sale-and-return basis and all other actions necessary to create a binding obligation on the part of the Account Debtor for such Receivable have been taken, and

                           (ii) in the case of a Receivable relating to the rental of a Vehicle or the sale of services, such rental or services have been completed or performed and not rejected by the Account Debtor and all other actions necessary to create a binding obligation on the part of the Account Debtor have been taken;

                  (i) with respect to such Receivable, the Account Debtor is not

                           (i) an Affiliate of the Borrower or any of its Subsidiaries,

                           (ii) organized or located in a jurisdiction other than the United States (except to the extent an Account Debtor with respect to a Canadian Eligible Receivable is located in Canada), or

                           (iii)    the subject of any reorganization,
                  bankruptcy, receivership, custodianship or insolvency or any other condition of the type described in the definition of the term Bankruptcy Event;

                  (j) such Receivable is not outstanding more than 90 days past the due date with respect thereto;

                  (k) no payment with respect to such Receivable made by check has been returned for insufficient funds;

                  (1) such Receivable has not been placed with a lawyer or other agent for collection;

                  (m) if the Borrower or any of its Subsidiaries is indebted to such Account Debtor and such Account Debtor has a contractual right of setoff with respect to such indebtedness, unless the Borrower or the relevant Subsidiary (as the case may be), on the one hand, and such Account Debtor, on the other hand, have entered into an agreement whereby the Account Debtor is prohibited from exercising any right of setoff with respect to the Receivables of the Borrower and its Subsidiaries, Eligible Receivables shall exclude an amount equal to the amount of such indebtedness; and

                  (n) such Receivable has such other characteristics or criteria as the Administrative Agent, in its reasonable discretion, may specify in writing to the Borrower from time to time.

Notwithstanding the foregoing, (i) all Receivables of any single Account Debtor (unless otherwise agreed to by the Required Lenders) and its Affiliates which, in the aggregate, exceed (A) other than in the case of Credit Card Receivables, 5% of the total amount of all Eligible Receivables at the time of such determination and (B) with respect to Credit Card Receivables, 25% of the total amount of all Eligible Receivables at the time of such determination, shall be deemed not to be Eligible Receivables to the extent of such excess, (ii) the total amount of Eligible Receivables shall be reduced by an amount equal to the excess, if any, of (x) the aggregate amount payable by the Borrower and its Subsidiaries to Account Debtors that are franchisees of the Borrower or any of its Subsidiaries at the time of such determination over (y) 5% of such total amount of Eligible Receivables, and (iii) in determining the amount of Receivables to be included as Eligible Receivables, the face amount of Receivables shall be reduced by (A) the amount of all accrued and actual returns, discounts, claims, credits or credits pending, charges, price adjustments, commissions or other amounts due to any Person engaged by the Borrower or the applicable Subsidiary of the Borrower in the rental or sale of Vehicles, freight or finance charges or other allowances (including any amount that the Borrower or such Subsidiary, as applicable, may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral) or that the Borrower or such Subsidiary, as applicable, established as a reserve therefor (and the Borrower agrees that any such reserve will in no event be less than the reserve that would be so established consistent with past practice or in accordance with GAAP)) and (B) the aggregate amount of all cash received in respect of Receivables but not yet applied by the Borrower or such Subsidiary to reduce the amount of the Receivables.

         "Eligible Repurchase Program" means a repurchase program or guaranteed depreciation program (a) of an Eligible Manufacturer, (b) pursuant to which the repurchase price (or the price guaranteed to be received at auction) is at least equal to the Capitalized Cost of each vehicle, minus all Depreciation Charges accrued with respect to such vehicle prior to the date that the vehicle is submitted for repurchase or auction, minus Excess Mileage Charges, Excess Damage Charges and any other charges specified in such program, (c) that cannot be amended or terminated with respect to any vehicle after the purchase of that vehicle, (d) with respect to which a Manufacturer Event of Default has not occurred which is continuing, (e) the terms of which are otherwise acceptable to the Administrative Agent, and (f) the benefits of which have been collaterally assigned to the Collateral Agent by an agreement acknowledged in writing by the related Manufacturer and TFFC and the Collateral Agent have been provided with an opinion of counsel or, if agreed by the Administrative Agent, a certificate of an officer of the Manufacturer, in form and substance reasonably satisfactory to such parties, that TFFC and the Collateral Agent can enforce the applicable Manufacturer's obligations thereunder.

         "Eligible Repurchase Vehicle" means any Pledged Vehicle (a) which is eligible under an Eligible Repurchase Program and (b) with respect to which (i) the Collateral Agent is noted as the first lienholder on the certificate of title therefor or (ii) the certificate of title has been submitted to the appropriate state authorities for such notation; provided, however, if the actions provided in clause (i) or (ii) are not sufficient in any state to cause the lien of the Collateral Agent upon such vehicle to be a perfected first priority lien, then in order for a vehicle titled in such state to be an "Eligible Repurchase Vehicle", such action as is required to cause the lien of the Collateral Agent to be a perfected first priority lien shall have been taken by the Borrower.

         "Eligible Trademark" means, at any time of determination thereof, the "Budget" trade name and each other Trademark of the Borrower or any Subsidiary of the Borrower that is a Domestic Subsidiary Guarantor that is directly related to the "Budget" trade name, so long as each of following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                  (a) the Borrower or such Subsidiary owns each such Trademark, free and clear of all Liens other than the Liens in favor of the Administrative Agent for the benefit of the Secured Parties, the Prepetition Liens and the Primary DIP Facility Liens;

                  (b) the Borrower or such Subsidiary has the full and unqualified right to assign and grant a Lien in each such Trademark to the Administrative Agent for the benefit of the Secured Parties (subject only to the Primary DIP Facility Liens and the Prepetition Liens);

                  (c) each such Trademark is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (d)      each such Trademark is valid and enforceable;

                  (e) the Borrower or such Subsidiary has made all necessary filings and recordations to protect its interest in each such Trademark in the United States Patent and Trademark Office;

                  (f) the Borrower or such Subsidiary is the exclusive owner of the entire and unencumbered right, title and interest in and to each such Trademark and no claim has been made that the use of any such Trademark does or may violate the asserted rights of any third party;

                  (g) the Borrower or such Subsidiary has performed all acts and has paid all required fees and taxes necessary or desirable to maintain each such Trademark in full force and effect in the United States;

                  (h) the Administrative Agent has a security interest in each such Trademark, which security interest is legal, valid, binding, perfected and first priority (subject, in each case, only to the Primary DIP Facility Liens); and

                  (i) each such Trademark is subject to a Trademark Assignment Agreement that was duly executed and delivered by the Borrower or such Subsidiary to the Administrative Agent.

         "EMEA Subsidiary" means any Foreign Subsidiary of Borrower which conducts all or substantially all of its operations in Europe, the Middle East or Asia.

         "Enhancement Letter of Credit Application and Agreement" means, with respect to each Enhancement Letter of Credit, the application and agreement therefor completed by the account party or parties in respect of such Enhancement Letter of Credit and accepted by the Issuer; provided that no such agreement shall provide that any Obligor shall be required to reimburse the Issuer prior to the Reimbursement Date relating to any draw on the Enhancement Letter of Credit that was issued in connection with such agreement.

         "Enhancement Letter of Credit Commitment Amount" means
$277,388,721.00, as such amount may be reduced from time to time pursuant to
Section 2.2.3.

         "Enhancement Letters of Credit" is defined in Section 8.1.8.

         "Environmental Laws" means all applicable federal, state, foreign or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections thereto.

         "Event of Default" is defined in Section 9.1.

         "Excess Damage Charges" means, with respect to any Repurchase Vehicle, the amount charged to the applicable Obligor or the Nominee, or deducted from the Repurchase Price, by the Manufacturer of such Repurchase Vehicle due to damage over a prescribed limit to the Repurchase Vehicle at the time that the Repurchase Vehicle is turned in to such Manufacturer or its agent for repurchase pursuant to the applicable Repurchase Program.

         "Excess Mileage Charges" means, with respect to any Repurchase Vehicle, the amount charged to the applicable Obligor or Nominee, or deducted from the Repurchase Price, by the Manufacturer of such Repurchase Vehicle due to the fact that such Vehicle has mileage over a prescribed limit at the time that such Vehicle is turned in to such Manufacturer or its agent for repurchase pursuant to the applicable Repurchase Program.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Receivable" means any Receivable of the Borrower or any Subsidiary of the Borrower that is a Domestic Subsidiary Guarantor and is (a) subject to a Lien which is not a Lien in favor of the Administrative Agent for the benefit of the Secured Parties (other than the Prepetition Liens or the Primary DIP Facility Liens) and (b) (i) an obligation payable to TFFC in respect of Vehicles leased or financed pursuant to a Lease, (ii) an obligation of a manufacturer of a Vehicle securing Vehicle Debt pursuant to a Repurchase Program (as defined in the Base Indenture), (iii) an obligation of an insurer or governmental entity with respect to a Casualty Event in respect of a Vehicle securing Vehicle Debt, (iv) an obligation of a Person in respect of the purchase price of a Vehicle securing Vehicle Debt or (v) an obligation of a franchisee of the Borrower or any of such Subsidiaries payable to the Borrower or such Subsidiary (in each such case, such franchisee's "franchisor") in respect of the leasing by such franchisee of Vehicles to be used in the ordinary course of its business to the extent such franchisor has granted a security interest in such obligation to the Person that provided the financing for the acquisition of such Vehicles, provided (A) such financing constitutes Vehicle Debt, (B) the aggregate amount of such financing does not exceed $100,000,000 and (c) such franchisor has pledged the Receivables of such franchisee arising from such Vehicles to the Administrative Agent for the benefit of the Secured Parties.

         "Existing Series Supplements" means, collectively, the Series 1996-1 Supplement, the Series 1997-1 Supplement, the Series 1997-2 Supplement, the Series 1998-3 Supplement, the Series 1998-4 Supplement, the Series 1999-3 Supplement, the Series 1999-4 Supplement, the Series 2001-2 Supplement and the Series 2001-3 Supplement.

         "Fair Market Value" means with respect to a Pledged Vehicle that is a Non-Repurchase Vehicle on any date of determination, the market value of such Pledged Vehicle as specified in the most recently published National Automobile Dealers' Association, Official Used Car Guide, Central Edition (the "NADA Guide") for the model class and model year of such Pledged Vehicle based on the average equipment and the average mileage of each Non-Repurchase

Vehicle of such model class and model year then currently pledged under the Security Agreement. If such Non-Repurchase Vehicle is not listed in the most recently published NADA Guide, then the Black Book Official Finance/Lease Guide (the "Lease Guide") shall be used to estimate the wholesale price of the Non-Repurchase Vehicle, based on the Non-Repurchase Vehicle's model class and model year for which the wholesale price of such vehicle is not so published in the NADA Guide; provided, however, that if the Lease Guide is unavailable, the Fair Market Value of such Non-Repurchase Vehicle shall be based on an independent third-party data source approved by the Supermajority Lenders based on the average mileage of each Non-Repurchase Vehicle of such model class and model year then pledged under the Security Agreement or based upon such other methodology approved by the Supermajority Lenders.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Credit Suisse First Boston from three federal funds brokers of recognized standing selected by it.

         "Final Order" means an order of the Bankruptcy Court entered in the Cases after a final hearing under Bankruptcy Rule 4001(c)(2) granting final authorization of entry into this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby and granting the Liens and Super-Priority Claims in favor of the Administrative Agent for the benefit of the Secured Parties, substantially in the form of the Interim Order, and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

         "Finance Lease Collateral" means all Property of the Borrower or any of its Subsidiaries that are parties to any lease between the Borrower and such Subsidiaries, as lessees, and TFFC, as lessor, that is characterized as a finance lease securing, collateralizing or in which a lien or security interest of TFFC, as lessor, or the TFFC Indenture Trustee exists under any such lease.

         "Financial Statements" means the (a) consolidated income (loss) statements, statements of changes in financial position or cash flows (as applicable) and balance sheets of Borrower and (b) consolidating income (loss) statements and balance sheets of Borrower, in each case, referred to in Section
7.5 or delivered in accordance with clause (a), (b) or (c) of Section 8.1.1

         "First Day Orders" means all orders entered by the Bankruptcy Court set forth on Schedule V.

         "Fiscal Month" means any of the monthly accounting periods of the Borrower.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2002 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

         "Ford Leasing Order" means an order of the Bankruptcy Court that was entered in the Cases, after notice and a hearing conducted in accordance with Bankruptcy Rule 400l(c), a copy of which is attached as Annex VII hereto.

         "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a state thereof executed and delivered by any Obligor pursuant to the terms of this Agreement, in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Pledged Shares (as such terms are defined in the Pledge Agreement).

         "Foreign Subsidiary" means any Subsidiary of the Borrower (a) which is organized under the laws of any jurisdiction outside of the United States of America, (b) which conducts the major portion of its business outside of the United States of America and (c) all or substantially all of the Property and assets of which are located outside of the United States of America.

         "Foreign Subsidiary Guarantors" is defined in the preamble.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Fully Collateralized Condition" means the Primary DIP Facility shall have been paid in full or cash collateralized in full in accordance with the terms of the Primary DIP Facility Agreement.

         "GAAP" is defined in Section 1.5.

         "Group IV Lease" means the Lease defined in clause (v) of the definition thereof. "Guaranteed Obligations" is defined in Section 4.10.1.

         "Guaranty" means the Obligations of the Subsidiary Guarantors undertaken pursuant to Article XII.

         "Hazardous Material" means

                  (a)      any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

                  (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

         "Hedging Agreements" means, collectively, currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect a Person against fluctuations in interest rates or currency exchange rates.

         "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under Hedging Agreements.

         "herein", "hereof, "hereto", "hereunder" and similar terms contained in this Agreement or any other Credit Document refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Credit Document.

         "High Quality Investments" means

                  (a)      U.S. Government Obligations;

                  (b) participation certificates (excluding strip mortgage securities that are purchased at prices exceeding their principal amounts) and senior debt obligations of the Federal Home Loan Mortgage Corporation, consolidated system wide bonds and notes of the Farm Credit System, senior debt obligations and mortgage-backed securities (excluding stripped mortgage securities which are purchased at prices exceeding their principal amounts) of the Federal Mortgage Association which, in the case of mortgage-backed securities, are rated at least AA by S&P and Aa by Moody's, senior debt obligations (excluding securities that have no fixed value and/or whose terms do not promise a fixed dollar amount at maturity or call date) of the Student Loan Marketing Association and debt obligations of the Resolution Funding Corp. (collectively, "Agency Obligations"):

                  (c) direct obligations of any state of the United States or any subdivision or agency thereof whose short-term unsecured general obligation debt has ratings from S&P of at least A-l and Moody's of at least P-l or any obligation that has ratings from S&P and Moody's at least equivalent to A-l and P-l, respectively, and which is fully and unconditionally guaranteed by any state, subdivision or agency whose short term, unsecured general obligation debt has ratings from S&P and Moody's at least equivalent to A-l and P-l, respectively;

                  (d) commercial paper maturing in not more than 270 days which is issued by a corporation (other than an Affiliate of any Obligor) and having ratings from S&P and Moody's at least equivalent to A-l and P-l, respectively;

                  (e) deposits, federal funds or bankers acceptances (maturing in not more than 365 days) of any domestic bank (including a branch office of a foreign bank which branch office is located in the United States, provided that the Administrative Agent shall have received a legal opinion or opinions to the effect that full and timely payment of such deposit or similar obligation is enforceable against the principal office or any branch of such bank), which:

                           (i)      has an unsecured, uninsured and
                  unguaranteed obligation which has ratings from S&P and Moody's at least equivalent to A-l and P-l, respectively, or

                           (ii) is the lead bank of a parent bank holding company with an uninsured, unsecured and unguaranteed obligation meeting the rating requirements in the preceding clause (i):

                  (f) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of not less than $100,000,000, provided such deposits are fully insured by the Federal Deposit Insurance Corporation, the Banking Insurance Fund or the Savings Association Insurance Fund;

                  (g) investments in a money-market fund which may be a 12b-l fond as registered under the Investment Company Act of 1940 and is rated at least the equivalent of AAm or AAm-G by S&P and P-l by Moody's;

                  (h) repurchase agreements with a term of six months or less with any institution having short-term, unsecured debt rated at least the equivalent of A-l by S&P and P-l by Moody's;

                  (i) repurchase agreements collateralized by U.S. Government Obligations or Agency Obligations (the "Collateral Securities") with any registered broker-dealer which is under the jurisdiction of the Securities Investors Protection Corp. or any commercial bank, if such broker-dealer or bank has uninsured, unsecured and unguaranteed debt rated at least the equivalent of A-l by S&P and P-l by Moody's, provided that:

                           (i) a master repurchase agreement or other specific written repurchase agreement governs the transaction;

                           (ii) the Collateral Securities are held free and clear of any Lien other than the Prepetition Liens, the Primary DIP Facility Liens or the Lien by the Administrative Agent;

                           (iii) a perfected first security interest is created in, or book entry procedures prescribed at 31 C.F.R.
                  306.1 et seq. or 31 C.F.R. 350.0 et seq. are followed with respect to, the Collateral Securities for the benefit of the Administrative Agent for the benefit of the Secured Parties (subject only to the Primary DIP Facility Liens);

                           (iv) such repurchase agreement has a term of 30 days or less;

                           (v) such repurchase agreement matures (or permits the Administrative Agent to withdraw all or any portion of the invested funds) at least ten (10) days (or other appropriate liquidation period) prior to each Payment Date;

                           (vi) the fair market value of the Collateral Securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least one hundred and three percent (103%) (as determined by the Borrower and certified by an Authorized Officer of the Borrower to the Administrative Agent in a certificate in form and substance satisfactory to the Administrative Agent); and

                           (vii) the Administrative Agent obtains an opinion of counsel to such broker-dealer or bank to the effect that such repurchase agreement is a legal, valid, binding and enforceable agreement of such broker-dealer or bank (and, in the case of a bank which is a branch of a foreign bank, of such foreign bank) in accordance with its terms; and

                  (j) any other similar investments that are requested by the Borrower to be classified as "High Quality Investments" and consented to by the Administrative Agent in its sole and absolute discretion.

         "High Tides Debentures" means the 6 1/4% Junior Subordinated Debentures due 2028 of Budget, which were purchased by Budget Capital using the proceeds from its issuance of the Convertible Preferred Securities.

         "High Tides Debentures Indenture" means the Junior Subordinated Indenture dated as of June 19, 1998, between the Borrower and Wilmington Trust Company, as trustee.

         "High Tides Guaranty" means the Guarantee Agreement dated as of June 19, 1998, executed and delivered by the Borrower in connection with the offering of the Convertible Preferred Securities.

         "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any Financial Statement of the Borrower or any other Obligor, any qualification or exception to such opinion or certification

                  (a) which relates to the limited scope of examination of matters relevant to such Financial Statement; or

                  (b) which relates to the treatment or classification of any item in such Financial Statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower or such other Obligor to be in default of any of its obligations under Section 8.2.6.

         "including" and "include" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Credit Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                  (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                  (e) net liabilities of such Person under all Hedging Obligations;

                  (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of Property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on Property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (g)      Redeemable Capital Stock; and

                  (h) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer to the extent there is recourse to such Person with respect to such Indebtedness.

         "Indemnified Liabilities" is defined in Section 14.4.

         "Indemnified Parties" is defined in Section 14.4.

         "Initial Series 2002 Notes" is defined in Section 8.1.8.

         "Interim Order" means an order of the Bankruptcy Court entered in the Cases, after notice and a hearing conducted in accordance with Bankruptcy Rule 400 l(c), granting interim authorization of entry into this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby and granting the Liens and Super-Priority Claims in favor of the Administrative Agent for the benefit of the Secured Parties, a copy of which is attached as Annex II hereto.

         "Inventory" has the meaning ascribed thereto in the Security
Agreement.

         "Investment" means, relative to any Person,

                  (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                  (b)      any Contingent Liability of such Person; and

                  (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of Property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such Property.

         "Issuance Request" means a request and certificate duly executed by an Authorized Officer of the Borrower, in substantially the form of Exhibit A attached hereto (with such changes thereto as may be agreed upon from time to time by the Administrative Agent and the Borrower).

         "Issuer" means, with respect to

                  (a) any Letter of Credit, Credit Suisse First Boston or any of its affiliates, and/or any other Lender having short-term credit ratings of A-l (or better) from S&P and P-l from Moody's which has agreed to issue one or more Letters of Credit at the request of the Administrative Agent (which shall, at the Borrower's request, notify the Borrower from time to time of the identity of such other Lender); and

                  (b) any Prepetition Letter of Credit, the Issuer (as defined in the Prepetition Credit Agreement).

         "Lease" means a Lease, as defined in the Base Indenture, including (i) the Motor Vehicle Lease Agreement - Series 1996-1, dated as of December 1, 1996, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; (ii) the Motor Vehicle Lease Agreement - Series 1997-1, dated as of April 1, 1997, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; (iii) the Motor Vehicle Lease Agreement - Series 1997-2, dated as of April 29, 1997, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; (iv) the Amended and Restated Master Motor Vehicle Lease Agreement - Group I, dated as of June 19, 1998, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; (v) the Second Amended and Restated Master Motor Vehicle Lease Agreement - Group IV, dated as of August 6, 2002, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; and (vi) the Master Motor Vehicle Lease Agreement - Group V, dated as of April 18, 2001 as subsequently amended or modified, among TFFC, Budget and the lessees party thereto.

         "Lease Payment Order" means an order of the Bankruptcy Court entered in the Cases, after notice and a hearing conducted in accordance with Bankruptcy Rule 400 l(c), a copy of which is attached as Annex V hereto.

         "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit D hereto.

         "Lenders" is defined in the preamble and, in addition, shall include any commercial bank or other financial institution that becomes a Lender pursuant to Section 14.11.1.

         "Letter of Credit Outstandings" means, at any time, an amount equal to the sum of

                  (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise);

plus

                  (b)      the aggregate Outstandings at such time.

         "Letter of Credit Reimbursement Account" means the account established by the Administrative Agent and designated as "Budget Group, Inc., Debtor-in-Possession Letter of Credit Reimbursement Account" or other similar title.

         "Letters of Credit" is defined in Section 8.1.8, which letters of credit, in each case, shall be irrevocable standby letters of credit in such form as may be requested by the Borrower and approved by the Issuer.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in Property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

         "Manufacturer" means a manufacturer of Pledged Vehicles.

         "Manufacturer Event of Default" means, with respect to any Manufacturer, (a) the failure of such Manufacturer to pay any amount when due pursuant to the related Repurchase Program with respect to a Pledged Vehicle turned in to such Manufacturer or delivered to an authorized auction site pursuant to the related Repurchase Program; provided, however, that such failure continues for more than sixty (60) days following the Turnback Date such that the aggregate of any such amounts not paid for more than sixty (60) days are in the aggregate in excess of $5,000,000 net of amounts that are the subject of a good faith dispute as evidenced in writing by either the Borrower or any of its Subsidiaries, on the one hand, or the Manufacturer, on the other hand, questioning the accuracy of the amounts paid or payable in respect of certain Pledged Vehicles tendered for repurchase, or delivered to an authorized auction site, under a Repurchase Program, (b) the termination of such Manufacturer's Repurchase Program, (c) the occurrence of a Bankruptcy Event with respect to such Manufacturer, (d) such Manufacturer is no longer an

Eligible Manufacturer or (e) the Repurchase Program of a Manufacturer shall no longer be an Eligible Repurchase Program.

         "Material Adverse Effect" means a material adverse effect on (a) the business, Property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole,
(b) the ability of the Borrower and the Subsidiary Guarantors, taken as a whole, to perform the obligations under the Orders and the Credit Documents,
(c) the validity or enforceability of the Orders or any of the Credit Documents, (d) the rights and remedies of Administrative Agent and the Lenders under the Orders and the Credit Documents or (e) timely payment of fees in respect of any Letters of Credit hereunder or other amounts payable in connection therewith.

         "Material Document" means any instrument, document or agreement set forth in Item 8.2.10(a) ("Material Documents") of the Disclosure Schedule.(1)

         "Monthly Report" means a report specifying (a) the vehicle identification numbers for all Pledged Vehicles pledged under the Security Agreement during the Related Month, (b) the Net Book Value of all Eligible Repurchase Vehicles as of the end of the Related Month, (c) the Non-Repurchase Value of all Eligible Non-Repurchase Vehicles as of the end of the Related Month, (d) the vehicle identification numbers for all Eligible Repurchase Vehicles that have been turned back to the Manufacturer for repurchase or auction during the Related Month and the repurchase prices therefor, (e) the vehicle identification numbers and Net Book Value or Non-Repurchase Value, as applicable, of all Pledged Vehicles that became casualties during the Related Month, (f) the aggregate disposition proceeds received in respect of Pledged Vehicles during the Related Month and (g) the aggregate Depreciation Charges with respect to all Pledged Vehicles during the Related Month.

         "Moody's" means Moody's Investors Service, Inc.

         "Net Book Value" means

                  (a) with respect to a Pledged Vehicle, (i) as of any date of determination during the period from the Pledge Date for such Pledged Vehicle to but excluding the Determination Date with respect to the Related Month in which such Pledge Date occurs (such Determination Date, the "Initial Determination Date" for such Pledged Vehicle), the Starting Net Book Value of such Pledged Vehicle, (ii) as of the Initial Determination Date for such Pledged Vehicle, (A) the Starting Net Book Value for such Pledged Vehicle minus (B) the aggregate Depreciation Charges accrued with respect to such Pledged Vehicle through the last day of the Related Month in which the Pledge Date for such Pledged Vehicle occurred, (iii) as of any Determination Date after the Initial Determination Date, (A) the Net Book Value of such Pledged Vehicle as calculated on the immediately preceding Determination Date minus (B) the aggregate Depreciation Charges accrued with respect to such Pledged Vehicle during the Related Month (through the last day thereof). After the Initial Determination Date, on any day which is not a


---------
(1) To include, at a minimum, the Pre-Petition Fleet Financing Documents, the Post-Petition Fleet Financing Documents, the Leases, the Demand Capitalization Notes and the Ford agreements.

         Determination Date, the Net Book Value of a Pledged Vehicle shall be the Net Book Value calculated for such Pledged Vehicle on the most recent Determination Date; and

                  (b) with respect to Eligible Real Estate, as of any determination date, the net book value thereof as included in the consolidated balance sheet of the Borrower and its Subsidiaries that are Domestic Subsidiary Guarantors as of the last day of then most recently completed calendar month in a manner consistent with the preparation of the balance sheet of the Borrower and its Subsidiaries for the 2001 Fiscal Year.

         "Net Disposition Proceeds" means the excess of

                  (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from any Disposition of assets excluding (i) any proceeds of the Disposition of assets permitted by clause (a)(i) or (b) of Section 8.2.9. (ii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, proceeds of any Disposition of Vehicles pursuant to clause (a)(ii) of
         Section 8.2.9, (iii) proceeds of Dispositions of Vehicles pursuant to clause (a)(iii) of Section 8.2.9 which are retained or reinvested by an SPC pursuant to the Base Indenture, the applicable Series Supplement or the applicable Lease or used to repay any Vehicle Debt incurred by such SPC (whether incurred prior to, on or subsequent to the date hereof), (iv) the proceeds of which (other than the proceeds of a Disposition of all or substantially all of the assets of the DIP Obligors (whether including or excluding the assets relating to the truck rental business of the DIP Obligors or constituting the Capital Stock, assets or business of the Foreign Subsidiaries of the Borrower) are required to repay, or (in connection with the permanent reduction of the commitments thereunder) cash collateralize, any Primary DIP Facility Obligation (collectively referred to herein for purposes of this definition as an "excluded disposition") and (v) any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Borrower or such Subsidiary in respect of any excluded disposition);

over

                  (b)      the sum of

                           (i) all reasonable and customary fees and expenses with respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such non-excluded disposition which have not been paid (other than in the case of reasonable out-of-pocket expenses) to Affiliates of the Borrower;

         plus

                           (ii) all taxes and other governmental costs and expenses actually paid or estimated by the Borrower or such Subsidiary (in good faith) to be payable in cash in connection with such non-excluded disposition;

         plus

                           (iii) payments made by the Borrower or such Subsidiary to retire, or (in connection with the permanent reduction of the commitments thereunder) cash collateralize, Indebtedness (other than the Reimbursement Obligations) of the Borrower or such Subsidiary where payment of such Indebtedness is required in connection with such non-excluded disposition or pursuant to the Orders;

         plus

                           (iv) with respect to any EMEA Subsidiary, the amount of such proceeds used to satisfy the liabilities of such EMEA Subsidiary (other than those owing to an Affiliate of such EMEA Subsidiary) on the date of such disposition;

provided, however, that if, after the payment on any date of all taxes with respect to such non-excluded disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in respect of such non-excluded disposition, the Borrower shall be deemed to have been received Net Disposition Proceeds on such date in an amount equal to such excess.

         "New Fleet Financing Final Order" means an order of the Bankruptcy Court entered in the Cases after a final hearing under Bankruptcy Rule 4001(c)(2) granting final authorization of entry into the agreements, documents and the transactions contemplated by the New Fleet Financing Interim Order and thereby, substantially in the form of the New Fleet Financing Interim Order, and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

         "New Fleet Financing Interim Order" means an order of the Bankruptcy Court entered in the Cases, after notice and a hearing conducted in accordance with Bankruptcy Rule 4001(c), a copy of which is attached as Annex VIII hereto.

         "New Fleet Financing Orders" means the New Fleet Financing Interim Order and the New Fleet Financing Final Order.

         "Nominee" is defined in the Nominee Agreement.

         "Nominee Agreement" means the Second Amended and Restated Vehicle Title Nominee Agreement (amending and restating that certain Amended and Restated Vehicle Title Nominee Agreement, dated as of June 19, 1998), executed and delivered by the Borrower and the other Obligors parties thereto and TFFC, pursuant to clause (f) of Section 6.1.9, substantially in the form of Exhibit J hereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Non-Repurchase Value" means, with respect to any Pledged Vehicle that is a Non-Repurchase Vehicle, the lesser of (a) the Net Book Value of such Pledged Vehicle and (b) the Fair Market Value of such Pledged Vehicle.

         "Non-Repurchase Vehicle" means a Vehicle that is not an Eligible Repurchase Vehicle.

         "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured, direct or indirect, choate or inchoate, sole, joint, several or joint and several, due or to become due, heretofore or hereafter contracted or acquired) of the Borrower and each other Obligor arising under or in connection with this Agreement, the Letters of Credit and each other Credit Document.

         "Obligor" means, as the context may require, the Borrower and the Subsidiary Guarantors and any other Person (other than any SPC, the Administrative Agent, the Issuer or any Lender) to the extent such Person is obligated under, or otherwise a party to, this Agreement or any other Credit Document.

         "OECD" means the Organization for Economic Cooperation and Development.

         "Orders" means the Interim Order and the Final Order.

         "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of capital stock.

         "Outstandings" means the aggregate amount of all then unpaid and outstanding Reimbursement Obligations.

         "Overenhancement Amount" means, with respect to any Designated Prepetition Enhancement Letter of Credit that may be drawn upon as a result of the failure of the Borrower or any of its Subsidiaries that are lessees under any Lease to make all payments required under such Lease (such drawing in the amount of the Overenhancement Amount referred to hereinafter as an "Overenhancement Drawing"), the amount by which the Stated Amount of such Designated Prepetition Enhancement Letter of Credit may be reduced as a result of the reduction of the credit enhancement required therefrom that arises from the regular disposition and depreciation of the Vehicles leased to such Subsidiaries under such Lease.

         "Overenhancement Drawing" is defined in the definition of the term Overenhancement Amount.

         "Participant" is defined in Section 14.11.2.

         "Payment Date" means the first Business Day of each calendar month.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "Percentage" means, relative to any Lender, the percentage set forth opposite its name in Schedule II hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 14.11.1.

         "Person" means any natural person, corporation, limited liability company, partnership, joint venture, joint stock company, firm, association, trust or unincorporated organization, government, governmental agency, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "Petition Date" is defined in the first recital.

         "Plan" means any Pension Plan or Welfare Plan.

         "Plan of Reorganization" means a Chapter 11 plan confirmed in any of the Cases.

         "Pledge Agreement" means the Pledge Agreement executed and delivered by each Obligor party thereto and the Administrative Agent pursuant to clause (b) of Section 6.1.9, substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Pledge Date" means, with respect to a Pledged Vehicle, the date such Pledged Vehicle is pledged as collateral under the Security Agreement.

         "Pledged Vehicle" has the meaning specified in the Security Agreement.

         "Postpetition Enhancement Letters of Credit" is defined in Section
8.1.8.

         "Postpetition Enhancement Letter of Credit Commitment Amount" means $175,000,000, as such amount may be reduced from time to time pursuant to
Section 2.2.

         "Prepetition Collateral" means all Property securing the Prepetition Obligations.

         "Prepetition Enhancement Letters of Credit" means those letters of credit described under Item A ("Prepetition Enhancement Letters of Credit") of
Schedule IV hereto, which letters of credit were issued and are outstanding under the Prepetition Credit Agreement.

         "Prepetition General Letters of Credit" means those letters of credit described under Item B ("Prepetition General Letters of Credit") of Schedule IV hereto, which letters of credit were issued and are outstanding under the Prepetition Credit Agreement.

         "Prepetition Letters of Credit" means the Prepetition Enhancement Letters of Credit and the Prepetition General Letters of Credit.

         "Prepetition Obligations" means the aggregate Letter of Credit Outstandings (as defined in the Prepetition Credit Agreement) in respect of all Prepetition Letters of Credit, and all accrued but unpaid interest and fees, costs and other charges payable to the Prepetition Agent or the Prepetition Secured Lenders under or pursuant to the Prepetition Credit Agreement in respect of the Prepetition Letters of Credit.

         "Primary DIP Facility Final Order" means an order of the Bankruptcy Court entered in the Cases after a final hearing under Bankruptcy Rule 4001(c)(2) granting final authorization of entry into the Primary DIP Facility Agreement and the other Primary DIP Facility Documents and the transactions contemplated thereby and granting the Liens and Super-Priority Claims in favor of the Primary DIP Facility Agent for the benefit of itself and the Primary DIP Facility Lenders, substantially in the form of the Primary DIP Facility Interim Order, and otherwise in form and substance reasonably satisfactory to each of the Administrative Agent and the Primary DIP Facility Agent.

         "Primary DIP Facility Interim Order" means an order of the Bankruptcy Court entered in the Cases, after notice and a hearing conducted in accordance with Bankruptcy Rule 4001(c), granting interim authorization of entry into the Primary DIP Facility Agreement and the other Primary DIP Facility Documents and the transactions contemplated thereby and granting the Liens and Super-Priority Claims in favor of the Primary DIP Facility Agent for the benefit of itself and the Primary DIP Facility Lenders, a copy of which is attached as Annex IV-A hereto.

         "Primary DIP Facility Orders" means the Primary DIP Facility Final Order and the Primary DIP Facility Interim Order.

         "Primary DIP Facility Enhancement Letters of Credit" means the letter(s) of credit issued under the Primary DIP Facility, which letter(s) of credit enhance the Initial Series 2002 Notes or any Additional Series Notes.

         "Projections" means the Borrower's forecasted consolidated: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements and (d) capitalization statements, all prepared on a subsidiary-by-subsidiary or division-by-division basis, if applicable, and otherwise consistent with the historical Financial Statements of the Borrower, together with appropriate supporting details and a statement of underlying assumptions.

         "Property" means any right, title or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Capital Stock.

         "Rating Agencies" means S&P and Moody's.

         "Receivable" means any right to payment for goods sold or leased or for services rendered, whether or not earned by performance, including any right to payment under any franchise agreement.

         "Redeemable Capital Stock" means Capital Stock of the Borrower or any of its Subsidiaries that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (i) is or upon the happening of an event or passage of time would be required to be redeemed (for consideration other than shares of common stock of the Borrower) on or prior to August 8, 2004, (ii) is redeemable at the option of the holder thereof (for consideration other than shares of common stock of the Borrower) at any time prior to such date or (iii) is convertible into or exchangeable for debt securities of the Borrower or any of its Subsidiaries at any time prior to such date.

         "Reference Date" means the 22nd day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

         "Reimbursement Date" means, with respect to any Reimbursement Obligation arising as a result of a draw on

                  (a) any Postpetition Enhancement Letter of Credit, the fifth Business Day following the date that the Issuer has given notice to the Primary DIP Facility Agent that the Issuer has honored a draw on such Enhancement Letter of Credit;

                  (b) any Replacement Enhancement Letter of Credit, the Stated Maturity Date; and

                  (c) any Replacement General Letter of Credit, the Stated Maturity Date.

Notwithstanding anything to the contrary in this definition, if the Fully Collateralized Condition or the Collateral Turnover Date has occurred, the Reimbursement Date relating to any Reimbursement Obligation arising as a result of a draw on any Letter of Credit shall be the date that the Issuer honored such draw.

         "Reimbursement Obligation" is defined in Section 4.6.

         "Related Month" means, with respect to any date of determination, the period from and including the 26th day of the calendar month second preceding such date of determination to and including the 25th day of the calendar month immediately preceding such date.

         "Related Person" means, with respect to any natural person, (a) any lineal descendant or antecedent, father, mother, spouse, brother, sister or executor of such person or (b) a partnership, corporation, limited liability company, trust or other entity formed solely for the benefit of any of the foregoing.

         "Release" means a "release", as such term is defined in CERCLA.

         "Replacement Enhancement Letters of Credit" is defined in Section
8.1.8.

         "Replacement General Letters of Credit" is defined in Section 8.1.8.

         "Replacement Letters of Credit" is defined in Section 8.1.8.

         "Repurchase Price" means, with respect to any Repurchase Vehicle, the price paid or payable by the Manufacturer thereof to repurchase such Vehicle pursuant to its Repurchase Program.

         "Repurchase Program" means a program pursuant to which a Manufacturer has agreed with BRACC or the Nominee (as defined in any Nominee Agreement) to repurchase or guarantee the auction sale price of Vehicles manufactured by it or one of its Affiliates.

         "Repurchase Vehicle" means any Vehicle subject to a Repurchase Program.

         "Required Lenders" means, at any time, Lenders holding more than 50% of the Letter of Credit Outstandings, or if no Letters of Credit Outstandings are then outstanding, Lenders having more than 50% of the Commitment Amount.

         "Requirement of Law" means, as to any Person, the Organic Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

         "Ryder" is defined in the definition of the term Ryder Acquisition.

         "Ryder Acquisition" means the acquisition on June 19, 1998 of all of the Capital Stock of Ryder TRS, Inc. ("Ryder"), by merging BDG Corporation, a Delaware corporation and a Wholly Owned Subsidiary of Budget ("Merger Co."), with and into Ryder (the "Merger"), which merger resulted in Ryder becoming a direct Wholly Owned Subsidiary of Budget, as more fully described in the Merger Agreement, dated March 8, 1998 (as amended through May 7, 1998, the "Merger Agreement"), among Budget, Merger Co., Ryder Questor Partners Fund, L.P., Questor Side-by-Side Partners, L.P. and Madison Dearborn Capital Partners, L.P.

         "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

         "SEC" means the Securities and Exchange Commission.

         "Secured Parties" means the Lenders, the Issuer, the Administrative Agent and each of their respective successors, transferees and assigns.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Agreement" means the Security Agreement executed and delivered by each Obligor party thereto and the Administrative Agent pursuant to clause (a) of Section 6.1.9, substantially in the form of Exhibit F hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 1996-1 Supplement" means the Series 1996-1 Supplement, dated as of December 1, 1996, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 1997-1 Supplement" means the Series 1997-1 Supplement, dated as of April 1, 1997, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 1997-2 Supplement" means the Amended and Restated Series 1997-2 Supplement, dated as of June 20, 2001, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 1998-3 Supplement" means the Series 1998-3 Supplement, dated as of June 1, 1998, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 1998-4 Supplement" means the Series 1998-4 Supplement, dated as of June 1, 1998, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 1999-3 Supplement" means the Series 1999-3 Supplement, dated as of June 25, 1999, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 1999-4 Supplement" means the Series 1999-4 Supplement, dated as of June 25, 1999, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 2001-2 Supplement" means the Series 2001-2 Supplement, dated as of April 18, 2001, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 2001-3 Supplement" means the Series 2001-3 Supplement, dated as of November 29, 2001, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series 2002-1 Supplement" means the Series 2002-1 Supplement, dated as of August 6, 2002, among TFFC, as "Issuer", Budget, as "Servicer" and "Budget Interestholder" and DB Trust, as "Trustee", to the Base Indenture, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "Series B Note Purchase Agreements" means the several Note Purchase Agreements, dated as of April 25, 1997, in each case between Budget and the purchaser named therein, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         "Series B Notes" means the 6.85% Convertible Subordinated Notes, Series B, due 2007 of Budget, issued pursuant to the Series B Note Purchase Agreements, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof.

         "Series Supplements" means, collectively, the Existing Series Supplement and any Supplement (as defined in the Base Indenture) that relates to the Initial Series 2002 Notes or any Additional Series Notes.

         "Servicer" means Budget, or such other party as is appointed as Servicer under the Base Indenture, and its permitted successors as Servicer thereunder.

         "SPC" means Budget Funding Corporation, BGI Leasing, TFFC and any other bankruptcy-remote Subsidiary of the Borrower formed for the specific purpose of issuing highly-rated commercial paper, medium-term notes or other securities in connection with the financing of Vehicles or for the specific purpose of owning such Vehicles and leasing such Vehicles to the Borrower and its other Subsidiaries, in each case pursuant to a structured financing or securitization program.

         "Starting Net Book Value" means, with respect to any Pledged Vehicle, an amount equal to the lesser of (a) the Capitalized Cost of such Pledged Vehicle reduced by the aggregate Depreciation Charges accrued with respect to such Pledged Vehicle prior to the Pledge Date for such Pledged Vehicle and (b) the Fair Market Value of such Pledged Vehicle as of the Pledge Date for such Pledged Vehicle.

         "Stated Amount" means, with respect to

                  (a) any Letter of Credit, the maximum amount available for drawing under such Letter of Credit (whether or not any conditions to drawing can then be met); and

                  (b) any Prepetition Letter of Credit, the maximum amount available for drawing under such Prepetition Letter of Credit (whether or not any conditions to drawing can then be met).

         "Stated Expiry Date" is defined in Section 4.1.

         "Stated Maturity Date" means June 19, 2003.

         "Subordinated Debt" means all unsecured Indebtedness of the Borrower or any Subsidiary Guarantor for money borrowed which is subordinated, upon terms satisfactory to the Administrative Agent, in right of payment to the payment in full in cash of all Obligations of the Borrower or such Subsidiary Guarantor, as the case may be, including the Series B Notes and the High Tides Debentures.

         "Subordinated Demand Note" means the promissory note, dated as of April 29, 1997, issued by BRACC to TFFC, which provides for subordinated loans to be made by TFFC to BRACC from time to time thereunder.

         "Subordinated Intercompany Debt" means unsecured Indebtedness (a) subordinated to the Obligations by provisions substantially in the form set forth in Schedule III hereto and (b) the terms of which (including interest rate) are not more burdensome to the obligor or obligors thereunder than those terms generally available from independent third parties to obligors similarly situated as such obligor or obligors.

         "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding capital stock (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time capital stock (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "Subsidiary Guarantors" is defined in the preamble.

         "Supermajority Lenders" means, at any time, Lenders holding at least 66-2/3% of the Letter of Credit Outstandings, or if no Letters of Credit Outstandings are then outstanding, Lenders having at least 66-2/3% of the Commitment Amount and, in each case, constituting more than 50% in number of the holders thereof.

         "Super-Priority Claim" means a claim against the Borrower or any Domestic Subsidiary Guarantor which is an administrative expense claim having priority over any or all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code (other than the Primary DIP Facility Obligations).

         "Taxes" is defined in Section 5.2.

         "Termination Date" means the earliest of

                  (a)      the Stated Maturity Date;

                  (b) the date on which the Postpetition Enhancement Letter of Credit Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2;

                  (c)      the effective date of a Plan of Reorganization;

                  (d)      the consummation of the Acquisition by the Acquirer;
         and

                  (e)      the date on which any Termination Event occurs.

Upon the occurrence of any event described in clause (b) or (c) above, the Commitments shall terminate automatically and without any further action.

         "Termination Event" means the occurrence and continuance of any Event of Default and any of

                  (a) the declaration of all or any portion of the Letter of Credit Outstandings to be due and payable pursuant to Section 9.2; or

                  (b) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated; or

                  (c) a Plan of Reorganization for the Borrower shall have been substantially consummated within the meaning of Section 1101(2) of the Bankruptcy Code; or

                  (d) the Acquisition shall have been consummated pursuant to a Section 363 sale under the Bankruptcy Code.

         "TFFC Rights" means all right, title and interest of TFFC or the TFFC Indenture Trustee in any Property of any Obligor including rights to the Finance Lease Collateral.

         "Trademark" has the meaning set forth in the Security Agreement.

         "Trademark Assignment Agreement" means the Trademark Assignment Agreement executed and delivered by each Obligor party thereto and the Administrative Agent pursuant to clause (c) of Section 6.1.9, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Turnback Date" means, with respect to a Pledged Vehicle that is an Eligible Repurchase Vehicle, the date on which such Pledged Vehicle is accepted for return by a Manufacturer or its agent pursuant to its Repurchase Program and the Depreciation Charges with respect to such Vehicle cease to accrue pursuant to its Repurchase Program.

         "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York.

         "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

         "U.S. Government Obligations" means direct obligations of, or obligations the timely payment of principal of and interest on which is fully and unconditionally guaranteed by, the United States.

         "Vehicle Debt" means Indebtedness relating solely to the financing of any Vehicle and secured thereby (and by related collateral).

         "Vehicle Schedule" has the meaning specified in the Security Agreement.

         "Vehicles" means, with respect to any Person, all existing and hereafter acquired motor vehicle inventory of such Person, consisting of (i) passenger automobiles, light-duty and medium-duty trucks and vans and (ii) motorcycles, sport utility vehicles and buses, in each case, whether held for sale, lease or rental purposes; provided that if the context so requires, the term Vehicle shall mean any of the vehicles specified in clauses
(i) and (ii) of this definition without reference to a particular Person.

         "Voting Stock" means, with respect to any Person, Capital Stock in respect of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time the Capital Stock of any other class or classes shall have or might have voting power by reason of the occurrence of any contingency).

         "Welfare Plan" means a "welfare plan", as such term is defined in
Section 3(1) of ERISA.

         "Wholly Owned Subsidiary" means, with respect to any Person, a Subsidiary all the Capital Stock (other than directors' qualifying shares that are required under applicable law) of which is owned by such Person or another Wholly Owned Subsidiary of such Person.

         SECTION 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Interim Order (or the Final Order when applicable).

         SECTION 1.3 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Issuance Request, Credit Document, notice and other communication delivered from time to time in connection with this Agreement or any other Credit Document.

         SECTION 1.4 Cross-References. Unless otherwise specified, references in this Agreement and in each other Credit Document to any Article or Section are references to such Article or Section of this Agreement or such other Credit Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.5 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Credit Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 8.2.6) shall be made, and all Financial Statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the Financial Statements referred to in Section 7.5. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Subsidiaries, in each case without duplication.

                                   ARTICLE II

                                  COMMITMENTS

         SECTION 2.1 Commitments. On the terms and subject to the conditions of this Agreement (including Article VI) and the Orders, each Lender severally agrees as follows:

         SECTION 2.1.1 Commitment to Issue Letters of Credit. From time to time on any Business Day, the Issuer will issue, and each Lender will participate in, the Letters of Credit, in accordance with Article IV.

         SECTION 2.1.2 Issuer Not Permitted or Required To Issue Letters of Credit Under Certain Circumstances. The Issuer shall not be permitted or required to issue any Letter of Credit if, after giving effect to the issuance thereof:

                  (a)      the sum of (x) all Letter of Credit Outstandings and
         (y) all Letter of Credit Outstandings (as defined in the Prepetition Credit Agreement) in respect of Designated Prepetition Letters of Credit would exceed the Commitment Amount;

                  (b) any Lender's Percentage of the sum of (x) all Letter of Credit Outstandings and (y) all Letter of Credit Outstandings (as defined in the Prepetition Credit Agreement) in respect of Designated Prepetition Letters of Credit would exceed such Lender's Percentage of the Commitment Amount;

                  (c) in the case of the issuance of a Postpetition Enhancement Letter of Credit, the sum of

                           (i) the Letter of Credit Outstandings in respect of all Postpetition Enhancement Letters of Credit (including such newly-issued Postpetition Enhancement Letter of Credit)

         plus

                           (ii) the Letter of Credit Outstandings in respect of all Replacement Enhancement Letters of Credit plus

                           (iii) the Letter of Credit Outstandings (as defined in the Prepetition Credit Agreement) in respect of all Designated Prepetition Enhancement Letters of Credit

         would exceed the Enhancement Letter of Credit Commitment Amount;

                  (d) in the case of the issuance of a Postpetition Enhancement Letter of Credit, the sum of

                           (i)      the aggregate Stated Amount of all
                  Postpetition Enhancement Letters of Credit (including such newly-issued Postpetition Enhancement Letter of Credit)

         plus

                           (ii) the aggregate amount of unreimbursed draws under all Postpetition Enhancement Letters of Credit would exceed the lesser of (x) the Postpetition Enhancement Letter of Credit Commitment Amount and (y) the Borrowing Base Amount;

                  (e) in the case of the issuance of a Postpetition Enhancement Letter of Credit, the aggregate original Stated Amounts of all Postpetition Enhancement Letters of Credit issued hereunder (including such newly-issued Postpetition Enhancement Letter of Credit) (it being understood and agreed that if the Stated Amount of any outstanding Postpetition Enhancement Letter of Credit is increased in lieu of the issuance of an additional Postpetition Enhancement Letter of Credit then the original Stated Amount of such Postpetition Enhancement Letter of Credit shall be deemed to be equal to the actual original Stated Amount of such Postpetition Enhancement Letter of Credit plus the aggregate amount of all increases to the Stated Amount of such Postpetition Enhancement Letter of Credit) would exceed the lesser of (i) the Postpetition Enhancement Letter of Credit Commitment Amount in effect on such date and (ii) the aggregate amount of reimbursements made (and retained) in respect of Reimbursement Obligations (as defined in the Prepetition Credit Agreement) in respect of Overenhancement Drawings;

                  (f) in the case of the issuance of a Postpetition Enhancement Letter of Credit, the Stated Amount of such Postpetition Enhancement Letter of Credit would exceed the minimum amount required to credit enhance the Initial Series 2002 Notes or any Additional Series Notes, as applicable, after taking into account all other credit enhancement (including any Postpetition Enhancement Letter of Credit that was previously issued as credit enhancement) for the Initial Series 2002 Notes or any such Additional Series Notes, as applicable; or

                  (g) in the case of the issuance of an Enhancement Letter of Credit prior to the date that the Final Order has been entered into by the Bankruptcy Court, the aggregate Stated Amount of all Enhancement Letters of Credit issued hereunder (including such newly-issued Enhancement Letter of Credit) would exceed $0; or

                  (h) in the case of the issuance of a Replacement Letter of Credit of

                           (i)      the type described in clause (b)(i)(A) of
                  Section 8.1.8, the Stated Amount of such Replacement Letter of Credit would exceed the Stated Amount of the Designated Prepetition Letter of Credit that such Replacement Letter of Credit is to replace; and

                           (ii)     the type described in clause (b)(i)(B) or
                  (b)(ii) of Section 8.1.8, the Stated Amount of such Replacement Letter of Credit would exceed the amount reimbursed (and retained) in respect of the Prepetition General Letter of Credit or Replacement General Letter of Credit, respectively, that was the subject of the draw described therein.

         SECTION 2.2 Reduction of the Commitment Amounts. The Commitment Amount, Enhancement Letter of Credit Commitment Amount and Postpetition Enhancement Letter of Credit Commitment Amount are subject to reduction from time to time pursuant to this Section 2.2.

         SECTION 2.2.1 Optional. The Borrower may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the unused amount of the Postpetition Enhancement Letter of Credit Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of the Postpetition Enhancement Letter of Credit Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000.

         SECTION 2.2.2 Mandatory. The Postpetition Enhancement Letter of Credit Commitment Amount shall concurrently with the receipt by the Borrower or any of its Subsidiaries (other than any SPC) of any Net Disposition Proceeds or Casualty Proceeds, as the case may be, be reduced by an aggregate amount equal to 100% of such Net Disposition Proceeds or 100% of such Casualty Proceeds, as the case may be; provided, however, that the Postpetition Enhancement Letter of Credit Commitment Amount shall not be reduced by the amount of any Casualty Proceeds received by the Borrower or such Subsidiary under this Section so long as (a) (i) the Borrower informs the Administrative Agent no later than 30 days following the occurrence of the Casualty Event resulting in such Casualty Proceeds of its or such Subsidiary's good faith intention to apply such Casualty Proceeds to the rebuilding or replacement of the Property which was the subject of such Casualty Event and (ii) such Casualty Proceeds are in fact so applied within 180 days following the receipt of such Casualty Proceeds and (b) no Default shall have occurred and be continuing. Each such reduction in the Postpetition Enhancement Letter of Credit Commitment Amount shall be permanent and automatic.

         SECTION 2.2.3 Automatic Reductions to the Commitment Amount and the Enhancement Letter of Credit Commitment Amount. Upon any reduction of the Postpetition Enhancement Letter of Credit Commitment Amount pursuant to Section
2.2.1 or 2.2.2, each of the Commitment Amount and the Enhancement Letter of Credit Commitment Amount shall be concurrently reduced in an amount equal to such reduction without any consent or other action by any party hereto. Each such reduction in the Commitment Amount and the Enhancement Letter of Credit Commitment Amount shall be permanent and automatic.

         SECTION 2.3 Loan Accounts. The participations in the Letter of Credit Outstandings made by each Lender and the Letters of Credit issued by the Issuer shall be evidenced by one or more loan accounts or records maintained by such Lender or the Issuer, as the case may be, in the ordinary course of business. The loan accounts or records maintained by the Administrative

Agent, the Issuer and each Lender shall be conclusive absent manifest error of the amount of the participations in Letter of Credit Outstandings and the Letters of Credit made by the Lenders and the Issuer, as the case may be, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Letters of Credit or of the Lenders with respect to participations in Letter of Credit Outstandings.
                                   ARTICLE III

                                      FEES

         SECTION 3.1 Fees. The Borrower agrees to pay the fees set forth in this
Section 3.1. All such fees shall be non-refundable.

         SECTION 3.1.1 Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitment is suspended by reason of the Borrower's inability to satisfy any condition of Article VI) commencing on the Closing Date and continuing to the Termination Date, a commitment fee equal to the Applicable Commitment Fee on such Lender's Percentage of the average daily Available Postpetition Enhancement Letter of Credit Commitment Amount. Such commitment fee shall be payable by the Borrower in arrears on each Payment Date, commencing with the first such day following the Closing Date, and on the Termination Date.

         SECTION 3.1.2 Administrative Agent's Fee. The Borrower agrees to pay to the Administrative Agent for its own account, a non-refundable administration fee payable in advance on the Closing Date for the period from the Closing Date to (but not including) the first Business Day of the immediately succeeding calendar month in an amount equal to the product of (x) $205.50 and (y) the number of days in such period and, thereafter, a non-refundable administration fee payable in advance on the first Business Day of each calendar month occurring subsequent to the Closing Date for the period from such first Business Day of such calendar month to (but not including) the first Business Day of the calendar month immediately succeeding such calendar month in an amount equal to the product of (x) $205.50 and (y) the number of days in such period.

         SECTION 3.1.3 Postpetition Enhancement Letter of Credit Rollover Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, a fee for the issuance of each Postpetition Enhancement Letter of Credit on the date of the issuance of such Postpetition Enhancement Letter of Credit in an amount equal to 2.0% on the Stated Amount of such Postpetition Enhancement Letter of Credit (it being understood and agreed that if the Borrower requests that the Stated Amount of any existing Postpetition Enhancement Letter of Credit be increased in lieu of the issuance of a new Postpetition Enhancement Letter of Credit, the fee payable under this Section
3.1.3 shall only apply to the amount of such increase and not on the entire Stated Amount of such increased Postpetition Enhancement Letter of Credit after giving effect to such increase).

         SECTION 3.1.4 Letter of Credit Face Amount Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, calculated at a per annum rate equal to the Applicable Margin on the Stated Amount of such Letter of Credit; provided that so long as any Event of Default shall have occurred and be then continuing such per annum rate shall be increased by two percentage points (2.0%) from the date of such Event of Default if the Administrative Agent or the Administrative Agent at the direction of the Lenders shall have given written notice to the Borrower of such increase. Such fee shall be payable by the Borrower in arrears each Payment Date, and on the Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

         SECTION 3.1.5 Letter of Credit Issuing Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, an issuing fee for each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, of 0.25% per annum on the Stated Amount of such Letter of Credit. Such fee shall be payable by the Borrower in arrears on each Payment Date and on the Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

         SECTION 3.1.6 Issuer Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, an upfront issuer fee for the term of the Agreement in an amount equal to $100,000. Such fee shall be earned and payable by the Borrower on the Closing Date.

         SECTION 3.1.7 Letter of Credit Administrative Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, the amounts set forth in Section 4.3.

                                   ARTICLE IV

                               LETTERS OF CREDIT

         SECTION 4.1 Issuance Requests. By delivering to the Administrative Agent and the Issuer an Issuance Request, together with an Enhancement Letter of Credit Application and Agreement if such Issuance Request is in respect of an Enhancement Letter of Credit, the Borrower may request, from time to time prior to the Termination Date and on not less than two nor more than 10 Business Days' notice, in the case of Replacement General Letters of Credit and on not less than five nor more than 10 Business Days' notice, in the case of Postpetition Enhancement Letters of Credit or Replacement Enhancement Letters of Credit, that the Issuer issue Letters of Credit in support of financial obligations of the Borrower or any other Account Party incurred in the ordinary course of business of the Borrower or such Account Party, as the case may be, and which are described in such Issuance Request; provided that, in the case of an Issuance Request that requests an increase in the Stated Amount of an Enhancement Letter of Credit then outstanding, such Issuance Request shall be so delivered on not less than two nor more than 10 Business Days notice. Any Issuance Request not delivered on or before 1:00 p.m. (New York City, New York time) on a Business Day shall be deemed to have been delivered on the immediately succeeding Business Day. Upon receipt of an Issuance Request and, if applicable, an Enhancement Letter of Credit Application and Agreement, the Administrative Agent shall promptly notify the Lenders thereof. Each Letter of Credit shall by its terms:

                  (a) be issued in a Stated Amount denominated in Dollars which does not exceed the Stated Amount that such Letter of Credit may be issued under Section 2.1.2; and

                  (b) be stated to expire on a date (its "Stated Expiry Date") no later than the first Business Day prior to the Stated Maturity Date.

         SECTION 4.2 Issuances. On the terms and subject to the conditions of this Agreement (including Article VI) and the Orders, the Issuer shall issue Letters of Credit in accordance with the Issuance Requests made therefor and, if applicable, the Enhancement Letter of Credit Application and Agreement relating thereto. The Issuer shall promptly confirm any such issuance (including the date of such issuance) to the Administrative Agent. The Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request and the Enhancement Letter of Credit Application and Agreement, if applicable, therefor to the beneficiary thereof (and will promptly provide each of the Lenders with a copy of such Letter of Credit).

         SECTION 4.3 Expenses. The Borrower agrees to pay to the Administrative Agent for the account of the Issuer all administrative expenses of the Issuer in connection with the issuance, maintenance, modification (if any) and administration of each Letter of Credit issued by the Issuer upon demand from time to time.

         SECTION 4.4 Other Lenders' Participation. (a) Each Letter of Credit issued pursuant to Section 4.2 shall, effective upon its issuance and without further action, be issued on behalf of all Lenders (including the Issuer thereof) pro rata according to their respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of such Letter of Credit and shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 4.5 or 4.7, or which have been reimbursed by the Borrower but must be returned, restored or disgorged by the Issuer for any reason. Each Lender shall, to the extent of its Percentage, be entitled to receive from the Administrative Agent a ratable portion of the letter of credit fees received by the Administrative Agent pursuant to Sections
3.1.3 and 3.1.4 with respect to each Letter of Credit.

         (b) Not later than 11:00 a.m. (New York City, New York time) on the first Business Day following the giving of written notice by the Administrative Agent or the Issuer that the Issuer has honored a draw on a Letter of Credit or the Issuer must for any reason return or disgorge a reimbursement that it has received in respect of a draw on a Letter of Credit, the Lenders (including the Issuer) shall fund a portion of such Reimbursement Obligation in an amount equal to such Lender's Percentage of the amount of such draw that the Issuer honored or the amount that the Issuer must return or disgorge, as the case may be to the Administrative Agent for the account of the Issuer, whether or not any Default shall have occurred and be continuing, in same day or immediately available funds at the office of the Issuer specified in such notice such Business Day.

         (c) In the event that any Lender fails to make available to the Administrative Agent for the account of the Issuer the amount of such Lender's participation in such Letter of Credit as provided herein, the Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Administrative Agent and/or the Issuer, as the case may be, pursuant to the Rules for Interbank Compensation of the Council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the Alternate Base Rate plus 4.5%. Nothing in this Section shall be deemed to prejudice the right of any Lender to recover from the Issuer any amounts made available by such Lender to the Issuer pursuant to this Section in the event that a court of competent jurisdiction holds in a final and non-appealable judgment that the payment with respect to a Letter of Credit by the Issuer in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of the Issuer.

         (d) The Issuer shall distribute to the Administrative Agent for the account of each other Lender which has paid all amounts payable by it under this Section with respect to any Letter of Credit issued by the Issuer such other Lender's Percentage of all payments received by the Issuer from the Borrower in reimbursement of drawings honored by the Issuer under such Letter of Credit when such payments are received.

         SECTION 4.5 Disbursements. (a) The Issuer will notify the Borrower, the Administrative Agent and the Primary DIP Facility Agent in writing promptly of the presentment for payment of any Letter of Credit, together with notice of the date (a "Disbursement Date") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit.

         (b) The Borrower will reimburse the Issuer for all amounts which it has disbursed under such Letter of Credit on the Reimbursement Date relating to the draw under such Letter of Credit; provided that

                  (i) if such Letter of Credit is an Enhancement Letter of Credit, the Borrower may not make such reimbursement if at the time of such reimbursement, any event which constitutes (or, upon the passage of time and/or the giving of notice, would constitute) a Liquidation Event of Default, Limited Liquidation Event of Default or Amortization Event (in each case as defined in the Base Indenture or the Series Supplement to which such Enhancement Letter of Credit relates) has occurred and is continuing with respect to the Notes (as defined in the Base Indenture) to which such Series Supplement relates as a result of the event or condition that caused such draw, which event has not been waived in accordance with the terms of the Base Indenture and such Series Supplement; provided further, that the Borrower may, following the occurrence of an event described above in this clause (i), make such reimbursement (which reimbursement shall be made prior to the Reimbursement Date relating to such Enhancement Letter of Credit if the following conditions are satisfied prior to such date) only if (1) the related Liquidation Event of Default, Limited Liquidation Event of Default or Amortization Event has been waived as described in this clause (i) (and no other event as described above in this clause (i) shall have occurred and is continuing) and (2) simultaneously with, and as a condition to, such reimbursement of the amount drawn under such Enhancement Letter of Credit, the Issuer reinstates such Enhancement Letter of Credit such that the Stated Amount of such Enhancement Letter of Credit (after giving effect to such reinstatement) is not less than the Stated Amount of such Enhancement Letter of Credit as in effect immediately prior to such draw; and

                  (ii) if such Letter of Credit is a Replacement General Letter of Credit, the Borrower shall make such reimbursement prior to the Reimbursement Date relating to such Replacement General Letter of Credit with the amounts that were funded from such draw and thereafter returned and deposited into an account established by the Administrative Agent for such purpose if such return is due solely to
         (A) the payment and performance in full of the underlying contract, agreement or obligations supported by such Replacement General Letter of Credit and the expiration or other termination of any and all underlying obligations, or (B) the issuance of a Replacement General Letter of Credit in exchange for the amount reimbursed under such drawn Replacement General Letter of Credit.

         (c) Until the Issuer is reimbursed in full in respect of any Reimbursement Obligation payable by the Borrower, such Reimbursement Obligation shall accrue interest at a fluctuating rate determined by reference to the Alternate Base Rate plus a margin of 4.5% per annum, which accrued interest shall be payable on the date that such Reimbursement Obligation is paid in full and on each Payment Date occurring during the period commencing on the date that such Reimbursement Obligation arose and ending on the date that such Reimbursement Obligation is paid in full.

         SECTION 4.6 Reimbursement. The obligation (a "Reimbursement Obligation") of an Obligor under Section 4.5 or under the applicable Enhancement Letter of Credit Application and Agreement to reimburse the Issuer with respect to each disbursement (including interest thereon), and each Lender's obligation to make participation payments in each drawing shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against any Lender or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit; provided, however, that nothing herein shall adversely affect the right of the Borrower to commence any proceeding against the Issuer for any wrongful disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

         SECTION 4.7 Deemed Disbursements. (a) If

                  (i) the Letter of Credit Outstandings in respect of Postpetition Enhancement Letters of Credit exceeds the lesser of (x) the Postpetition Enhancement Letter of Credit Commitment Amount in effect on such date (whether as a result of any reduction in the

         Postpetition Enhancement Letter of Credit Commitment Amount on any date (including pursuant to Section 2.2) or otherwise) and (y) the Borrowing Base Amount in effect on such date, an amount equal to 110% of that portion of such excess shall be deemed to have been paid or disbursed by the Issuer under such Postpetition Enhancement Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and the Borrower shall be immediately obligated to reimburse the Issuer such amount deemed to have been so paid or disbursed by the Issuer (provided, however, that if the Fully Collateralized Condition or the Collateral Turnover Date has not occurred, then the Borrower shall not be obligated to reimburse the Issuer for any such amount deemed to have been so paid or disbursed by the Issuer until the fifth Business Day following the date that the Issuer has given notice to the Primary DIP Facility Agent, the Administrative Agent and the Borrower that such amount has been deemed to have been paid or disbursed); or

                  (ii) any Event of Default shall have occurred and be then continuing or the Termination Date shall have occurred, an amount equal to 110% of that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, at the election of the Issuer or the Administrative Agent acting on instructions from the Required Lenders, and without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by the Issuer to the Administrative Agent, the Primary DIP Facility Agent and the Borrower or the Administrative Agent to the Primary DIP Facility Agent and the Borrower of the obligations of the Borrower under this Section, the Borrower shall be immediately obligated to reimburse the Issuer such amount deemed to have been so paid or disbursed by the Issuer (provided, however, that the Borrower shall not be obligated to reimburse the Issuer for any such amount deemed to have been so paid or disbursed by the Issuer unless the Administrative Agent shall have provided the Borrower (with a copy to the Primary DIP Facility Agent and the counsel for any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee in the Cases) with five Business Days' written notice prior that such amount has been deemed to have been paid or disbursed and that the Borrower is required to reimburse the issuer in respect thereof).

         (b) Any amounts so received by the Issuer from the Borrower pursuant to clause (a) of this Section shall be held in the Cash Collateral Account as cash collateral security for the repayment of the Borrower's obligations in connection with the related Letters of Credit issued by the Issuer. At any time when any Letter of Credit that has been cash collateralized has terminated and been returned and all Obligations of the Issuer with respect thereto are either terminated or paid or reimbursed to the Issuer in full, the Obligations of the Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letter of Credit is recovered in any manner from the Issuer), and the Issuer will return to the Borrower the excess, if any, of

                  (i) the aggregate amount deposited by the Borrower with the Issuer in respect of such terminated and returned Letter of Credit and not theretofore applied by the Issuer to any Reimbursement Obligation over

                  (ii) the aggregate amount of all Reimbursement Obligations to the Issuer pursuant to this Section, as so adjusted.

         (c) At such time when all Events of Default shall have been cured or waived, the Issuer shall return to the Borrower all amounts then on deposit with the Issuer pursuant to clause (a)(ii) of this Section as a result of any such cash collateralization that was required as a result of such Events of Default.

         (d) All amounts on deposit pursuant to clause (a) of this Section shall, until their application to any Reimbursement Obligation or their return to the Borrower, as the case may be, bear interest at the daily average Federal Funds Rate from time to time in effect (net of the costs of any reserve requirements, in respect of amounts on deposit pursuant to this Section, pursuant to F.R.S. Board Regulation D), which interest shall be held by the Issuer as additional collateral security for the repayment of the Borrower's Obligations in connection with the Letters of Credit issued by the Issuer.

         SECTION 4.8 Nature of Reimbursement Obligations. The Borrower shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither the Issuer nor any Lender (except to the extent a court of competent jurisdiction holds in a final and non-appealable judgment that the payment with respect to a Letter of Credit by the Issuer in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of the Issuer) shall be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise; or

                  (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a disbursement under a Letter of Credit or of the proceeds thereof.

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Issuer or any Lender hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith shall be binding upon the Borrower and shall not put the Issuer under any resulting liability to the Borrower.

         SECTION 4.9 Indemnity. In addition to amounts payable as elsewhere provided herein, the Borrower hereby agrees to protect, indemnify, pay and save the Issuer harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Issuer may incur or be subject to as a consequence, direct or indirect, of

                  (a) the issuance of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of the Issuer as held by a court of competent jurisdiction in a final and non-appealable judgment, or

                  (b) the failure of the Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

         SECTION 4.10 Borrower's Guaranty of Reimbursement Obligations of its Subsidiaries. The Borrower agrees as follows in respect of the Reimbursement Obligations of its Subsidiaries (other than SPCs):

         SECTION 4.10.1 Guaranty. The Borrower hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Reimbursement Obligations now or hereafter existing, of each of its Subsidiaries that is an Account Party which arise out of, or are incurred in connection with, such Letters of Credit, whether for principal, interest, fees, expenses or otherwise, and

                  (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty contained in this Section 4.10.

The guaranty contained in this Section 4.10 constitutes a guaranty of payment when due and not of collection, and the Borrower specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Account Party or any other Obligor (or any other Person) before or as a condition to the obligations of the Borrower under the guaranty contained in this Section 4.10 (such obligations hereinafter referred to as the "Guaranteed Obligations").

         SECTION 4.10.2 Guaranty Absolute, etc. The guaranty contained in this
Section 4.10 shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guaranteed Obligations of the Account Parties have been paid in full in cash, all Obligations of the Borrower and each other Obligor hereunder have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. The Borrower guarantees that the

Guaranteed Obligations of the Account Parties will be paid strictly in accordance with the terms of this Agreement and each other Credit Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of the Borrower under the guaranty contained in this Section 4.10 shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of this Agreement or any other Credit Document;

                  (b)      the failure of any Secured Party

                           (i) to assert any claim or demand or to enforce any right or remedy against any Account Party, any other Obligor or any other Person (including any other guarantor (including the Borrower)) under the provisions of this Agreement, any other Credit Document or otherwise, or

                           (ii) to exercise any right or remedy against any other guarantor (including the Borrower) of, or collateral securing, any Guaranteed Obligations of any Account Party;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations of any Account Party, or any other extension, compromise or renewal of any Guaranteed Obligation of any Account Party;

                  (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations of any Account Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations of any Account Party or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement or any other Credit Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party securing any of the Guaranteed Obligations of any Account Party; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Account Party any surety or any guarantor.

         SECTION 4.10.3 Reinstatement, etc. The Borrower agrees that the guaranty contained in this Section 4.10 shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy or reorganization of any Account Party or otherwise, all as though such payment had not been made.

         SECTION 4.10.4 Waiver, etc. The Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations of any Account Party or any other Obligor and the guaranty contained in this Section 4.10 and any requirement that the Administrative Agent, any other Secured Party protect, secure, perfect or insure any security interest or Lien, or any Property subject thereto, or exhaust any right or take any action against any Account Party, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Guaranteed Obligations of any Account Party.

         SECTION 4.10.5 Postponement of Subrogation, etc. The Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty contained in this Section 4.10, by any payment made under the guaranty contained in this Section 4.10 or otherwise, until the prior payment in full in cash of all Guaranteed Obligations of each Account Party, the prior payment in full in cash of all Obligations of the Borrower, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to the Borrower on account of any such subrogation rights prior to the payment in full in cash of all Guaranteed Obligations of each Account Party shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Guaranteed Obligations of each Account Party, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

                  (a) the Borrower has made payment to the Secured Parties of all or any part of the Guaranteed Obligations of any Account Party, and

                  (b) all Guaranteed Obligations of each Account Party have been paid in full in cash, all Obligations of the Borrower have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party agrees that, at the Borrower's request, the Administrative Agent, on behalf of the Secured Parties, will execute and deliver to the Borrower appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Borrower of an interest in the Guaranteed Obligations of each Account Party resulting from such payment by the Borrower. In furtherance of the foregoing, for so long as any Obligations (including Guaranteed Obligations) or Commitments remain outstanding, the Borrower shall refrain from taking any action or commencing any proceeding against any Account Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty contained in this Section 4.10 to any Secured Party.

         SECTION 4.10.6 Successors, Transferees and Assigns; etc. The guaranty contained in this Section 4.10 shall:

                  (a) be binding upon the Borrower, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b) any Lender may assign or otherwise transfer (in whole or in part) any Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Credit Document (including the guaranty contained in this Section 4.10) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 14.11 and Article XIII.

         SECTION 4.11 No Bankruptcy Petition Against SPCs. With respect to each Enhancement Letter of Credit issued hereunder relating to any SPC, each of the Lenders hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of the latest maturing note issued under the Base Indenture, it will not institute against, or join with any other Person in instituting against, such SPC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section
4.11 shall constitute a waiver of any right to indemnification, reimbursement or other payment from any Obligor pursuant to this Agreement or any other Credit Document. In the event that any Lender takes action in violation of this Section 4.11, the Borrower agrees, for the benefit of the holders of the notes issued under the Base Indenture, that it shall cause such SPC to file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by such Lender against such SPC or the commencement of such action and raise the defense that such Lender has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert; and such Lender shall be liable for and pay any costs and expenses incurred by the Borrower or such SPC in connection therewith. The provisions of this Section 4.11 shall survive the termination of the Agreement.

                                   ARTICLE V

              INCREASED CAPITAL COSTS AND CERTAIN OTHER PROVISIONS

         SECTION 5.1 Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, issuance of or participation in Letters of Credit by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall pay directly to such Lender within five Business Days additional amounts sufficient to compensate such Lender or such controlling Person on an after-tax basis for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

         SECTION 5.2 Taxes. All payments by the Borrower of principal of, and interest on, the Credit Extensions and all other amounts payable hereunder (including fees) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding in the case of each Lender and the Administrative Agent, taxes imposed on or measured by its overall net income, overall receipts or overall assets and franchise taxes imposed on it by the jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on or measured by its overall net income, overall receipts and overall assets and franchise taxes imposed on it by the jurisdiction under the office of such Lender set forth opposite its name in
Schedule II hereto or set forth in the Lender Assignment Agreement, as the case may be, or any political subdivision thereof (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

                  (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (b) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (c) pay to the Administrative Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Lender with respect to any payment received by the Administrative Agent or such Lender hereunder, the Administrative Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had no such Taxes been asserted.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 5.2, a distribution hereunder by the

Administrative Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

         Upon the request of the Borrower or the Administrative Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments hereunder, execute and deliver to the Borrower and the Administrative Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes, and no foreign Person that has become a Lender and has failed to execute and deliver the requisite forms prior to the due date of any payment hereunder shall be indemnified for Taxes, or entitled to receive such payment free of Taxes.

         SECTION 5.3 Payments, Computations; Default Interest, etc. (a) Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, each Letter of Credit or any other Credit Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon (New York City, New York time) on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         (b) At any time when the Borrower is in default in the payment of any amount due hereunder or under any other Credit Document and (upon the election of the Administrative Agent or the Required Lenders) at any time an Event of Default has occurred and is continuing, all amounts payable hereunder or under any other Credit Document shall bear interest at a rate per annum equal to ABR plus 4.5%; provided, however, that neither the rate of the letter of credit fee set forth in Section 3.1.4 nor the rate of interest set forth under
Section 4.5(c) shall be increased solely as a result of this clause (b). Such default interest shall be payable on each Payment Date occurring on or subsequent to the date that such default interest began accruing on such amounts as well as on the date that all such amounts are repaid.

         SECTION 5.4 Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Letter of Credit in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Letters of

Credit as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

                  (a) the amount of such selling Lender's required repayment to the purchasing Lender to

                  (b)      the total amount so recovered from the purchasing
         Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.5) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 5.5 Setoff. Each Lender shall with the consent of the Required Lenders and to the extent such action is not inconsistent with the Orders and
Article IX (including the requirement thereunder that the Administrative Agent shall provide the Borrower (with a copy to the Primary DIP Facility Agent and the counsel for any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee in the Cases) with five Business Days' written notice prior to the taking of any such action), upon the occurrence, and during the continuance, of any Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.4. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure of such Lender to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have but subject to the Orders and Article IX.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         SECTION 6.1 Initial Credit Extension. The obligations of the Issuer to issue the initial Postpetition Enhancement Letter of Credit and the Lenders to assume risk participations therein shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 6.1.

         SECTION 6.1.1 Resolutions, etc. The Administrative Agent shall have received from each of the Borrower, each Subsidiary Guarantor requested by the Administrative Agent and TFFC a certificate, dated the Availability Date, of the Secretary or Assistant Secretary of such Person as to

                  (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other Credit Document to be executed by it;

                  (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement and each other Credit Document executed by it; and

                  (c) the full force and validity of each Organic Document of such Person and true and complete copies thereof,

upon which certificate each Lender, the Issuer and each Agent may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower, such Subsidiary Guarantor or TFFC canceling or amending such prior certificate.

         SECTION 6.1.2 Interim Order; Additional Consents; Hart-Scott-Rodino Application, etc.

                  (a) The Administrative Agent shall have received a copy of the Interim Order authorizing entry into this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby and granting the Liens and Super-Priority Claims described therein and finding that the Lenders are extending credit to the Borrower in good faith within the meaning of Section 364(e) of the Bankruptcy Code, which Interim Order (i) shall be in the form of Annex II attached hereto, (ii) shall be in full force and effect, and (iii) shall not have been stayed, reversed, vacated, rescinded, modified or amended in any respect without the consent of the Administrative Agent and the Required Lenders.

                  (b) In addition to the Interim Order, the Administrative Agent shall have also received true and correct copies of all other governmental and third party approvals and consents necessary or advisable in connection with the execution and delivery of this Agreement and each other Credit Document by each Obligor or party hereto and thereto and their performance of their respective Obligations hereunder and thereunder, each of which shall have been obtained and be in full force and effect and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing thereof.

                  (c) All initial filings and notifications with the Federal Trade Commission and the Department of Justice necessary to obtain approval of the proposed Acquisition involving the Acquirer identified in clause (a) of the definition thereof under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have been made.

         SECTION 6.1.3 First Day Orders; Cash Collateral Arrangements. All orders (including the Lease Payment Order) submitted to the Bankruptcy Court on or about the Petition Date shall be in form and substance reasonably satisfactory to the Administrative Agent and shall have been entered by the Bankruptcy Court, and such orders shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of Administrative Agent and the Required Lenders. Subject to the Primary DIP Facility Documents, the Administrative Agent shall be reasonably satisfied with all post-Petition Date cash collateral arrangements of the Borrower and the Subsidiary Guarantors.

         SECTION 6.1.4 Lease Payments; Lease Payment Order. (a) On or prior to the entry by the Bankruptcy Court of the Interim Order, the Bankruptcy Court shall have entered the Lease Payment Order in form and substance reasonably satisfactory to the Lenders, which order shall not have been stayed, reversed, vacated or otherwise modified without the consent of the Administrative Agent and the Required Lenders.

         (b) The Borrower and its Subsidiaries that are lessees thereunder shall have made (i) all payments under each Lease in respect of Vehicles financed by issuance of medium term notes or variable funding notes relating to the Series 1996-1 Supplement, the Series 1997-1 Supplement, the Series 1997-2 Supplement, the Series 1998-3 Supplement, the Series 1998-4 Supplement, the Series 1999-3 Supplement, the Series 1999-4 Supplement, the Series 2001-2 Supplement and the Series 2001-3 Supplement (except to the extent any such Subsidiary is relieved pursuant to the Lease Payment Order to make any such payment in an amount equal to the Overenhancement Amount of the Prepetition Enhancement Letter of Credit relating to such supplement to the Base Indenture and instead deposits (or the Borrower deposits) an amount equal to the Overenhancement Amount into the Letter of Credit Reimbursement Account prior to the draw on such Prepetition Enhancement Letter of Credit as a result of such Subsidiary's failure to pay the entire amount of such payment under such Lease) and (ii) satisfied all demands under the Demand Capitalization Notes.

         SECTION 6.1.5 Initial Series 2002 Notes Issuance. On or prior to the Availability Date, TFFC shall have received gross cash proceeds of not less than approximately $450,000,000 from the issuance of the Initial Series 2002 Notes pursuant to agreements and instruments in the form of those attached hereto as Annex III, which agreements and instruments shall (a) be in full force and effect on the Availability Date and (b) not have been amended, supplemented or otherwise modified, except for such amendments, supplements and other modifications thereto that are reasonably satisfactory in all respects to the Administrative Agent and the Lenders.

         SECTION 6.1.6 Delivery of Projections. The Administrative Agent shall have received reasonably satisfactory financial projections (broken down by month) through the end of the

2002 Fiscal Year (including, without limitation, detail as to the actual timing and impact of the filing of the voluntary petitions under Section 301 of the Bankruptcy Code relating to the Cases and the transactions relating thereto).

         SECTION 6.1.7 Primary DIP Facility. The Borrower, the Subsidiary Guarantors parties hereto, the Primary DIP Facility Lenders and the Primary DIP Facility Agent shall have executed and delivered the agreements and instruments relating to the Primary DIP Facility to which they are respectively a party in the form of those attached hereto as Annex IV-B, which agreements and instruments shall (a) be in full force and effect on the Availability Date and
(b) not have been amended, supplemented or otherwise modified, except for (i) such amendments, supplements and other modifications thereto that are reasonably satisfactory in all respects to the Administrative Agent and the Lenders and
(ii) any amendments, supplements or other modifications that provide for an extension of any deadline by which any condition precedent or condition subsequent contained therein shall have been satisfied.

         SECTION 6.1.8 Availability Date Certificate. The Administrative Agent shall have received, the Availability Date Certificate, dated the date of the Availability Date and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Availability Date Certificate shall be in form and substance satisfactory to the Administrative Agent.

         SECTION 6.1.9 Collateral Agreements; Collateral Related Agreements. The Administrative Agent shall have received executed counterparts of

                  (a) the Security Agreement, dated as of or prior to the Availability Date and duly executed and delivered by each Obligor that is a party thereto, together with copies of properly prepared Uniform Commercial Code financing statements (Form UCC-1) suitable for filing, naming in each case the relevant Obligor as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent in all Collateral purported to be the subject thereof pursuant to the Security Agreement;

                  (b) (i) the Pledge Agreement, dated as of or prior to the Availability Date and duly executed and delivered by each Obligor that is a party thereto as a pledgor, together with evidence reasonably satisfactory to the Administrative Agent that the Primary DIP Facility Agent shall have received all certificated securities (as defined in Article 8 of the U.C.C.), evidencing all of the issued and outstanding shares of Capital Stock of each direct Subsidiary of such Obligor whose Capital Stock is evidenced by certificated securities and pledged pursuant to such Pledge Agreement, which certificated securities shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreement are uncertificated securities (as defined in Article 8 of the U.C.C.), confirmation and evidence satisfactory to the

         Administrative Agent that the Administrative Agent has a first-priority perfected security interest (subject only to the Primary DIP Facility Liens) and (ii) such Foreign Pledge Agreements, if any, that may be necessary or desirable to ensure that the Administrative Agent has a first-priority perfected security interest (subject only to the Primary DIP Facility Liens) under the laws of the jurisdiction of the applicable Foreign Subsidiary in the Capital Stock of such Foreign Subsidiary;

                  (c) the Trademark Assignment Agreement, dated as of or prior to the Availability Date, duly executed and delivered by each Obligor that is a party thereto;

                  (d) a Control Agreement, dated as of or prior to the Availability Date, duly executed and delivered by each Obligor that is a party thereto, Harris Trust and Savings Bank, as depositary, the Primary DIP Facility Agent and the Administrative Agent;

                  (e) the Collateral Agency Agreement, dated as of or prior to the Availability Date, duly executed and delivered by each Obligor that is a party thereto as a grantor, TFFC, as nominee titleholder, the Primary DIP Facility Agent, the Prepetition Agent and the Collateral Agent, not in its individual capacity but solely as collateral agent for the Primary DIP Facility Agent and the Administrative Agent; and

                  (f) the Nominee Agreement, dated as of or prior to the Availability Date, duly executed and delivered by each Obligor that is a party thereto and TFFC, together with evidence reasonably satisfactory to the Administrative Agent that TFFC has executed a power of attorney, substantially in the form of Exhibit A to the Nominee Agreement, in favor of each Owner as defined in the Nominee Agreement.

         SECTION 6.1.10 Borrowing Base Certificate. The Administrative Agent shall have received an initial Borrowing Base Certificate, executed and delivered by an Authorized Officer of the Borrower, setting forth, as of the Availability Date, computations of the Borrowing Base Amount as of July 31, 2002.

         SECTION 6.1.11 Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Availability Date and addressed to the Administrative Agent and the Lenders, from (i) Sidley Austin Brown & Wood LLP, counsel to the Obligors, (ii) Robert L. Aprati, General Counsel of the Borrower and (iii) any other local or foreign counsel opinions reasonably requested by the Administrative Agent, each in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

         SECTION 6.1.12 Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account or for the account of the Issuer or the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.1 and 14.3 to the extent then invoiced.

         SECTION 6.1.13 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligor shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

         SECTION 6.2 All Credit Extensions. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2; provided, that notwithstanding any provision to the contrary in this Section 6.2. until the Fully Collateralized Condition or the Collateral Turnover Date has occurred, the conditions precedent set forth in
Section 6.2 (other than Sections 6.2.2, 6.2.4(a) or 6.2.5) shall not be applicable with respect to the issuance of a Postpetition Enhancement Letter of Credit.

         SECTION 6.2.1 Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements (other than in the case of the issuance of any Replacement Letter of Credit, in which case, only the statement set forth in clause (e) below) shall be true and correct

                  (a)      the representations and warranties set forth in
         Article VII (excluding, however, those contained in Section 7.7) and in each other Credit Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Administrative Agent, the Issuer and the Lenders pursuant to Section 7.7

                           (i)      no labor controversy, litigation,
                  arbitration or governmental investigation or proceeding shall be pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, Properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement or any other Credit Document; and

                           (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 which might materially adversely affect the consolidated businesses, operations, assets, revenues, Properties or prospects of the Borrower and its Subsidiaries;

                  (c) no Default shall have then occurred and be continuing (including any Default relating to the Borrower's compliance with the covenant set forth in Section 8.1.15), and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree.

         SECTION 6.2.2 Orders; Lease Payment Order. (A) Each of the Interim Order (or the Final Order when applicable) and the Lease Payment Order shall be in full force and effect and shall not have been stayed, reversed, vacated, rescinded, modified or amended in any respect or (ii) if the Interim Order (or the Final Order when applicable) or the Lease Payment Order is the subject of a pending appeal in any respect, there is not a presently effective stay pending appeal with respect to the making of the issuance of any Letter of Credit or the performance by any DIP Obligor of any of its Obligations hereunder or under any other Credit Document.

         SECTION 6.2.3 Letter of Credit Rollover Fee. In the case of the issuance of a Postpetition Enhancement Letter of Credit, the Administrative Agent shall have received for the account of each Lender the fee due and payable pursuant to Sections 3.1.3.

         SECTION 6.2.4 Credit Request. (a) The Administrative Agent shall have received an Issuance Request for such Credit Extension.

         (b) Each of the delivery of an Issuance Request and the issuance of the Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of the Letter of Credit the statements made in Section
6.2.1 are true and correct.

         SECTION 6.2.5 Primary DIP Facility Utilization. The Borrower shall have had issued to DB Trust, as trustee under the supplement to the Base Indenture relating to the Initial Series 2002 Notes and/or any Additional Series Notes, for the account of the Borrower and the lessees under the Group IV Lease, letter(s) of credit under the Primary DIP Facility that credit enhance the Initial Series 2002 Notes and/or such Additional Series Notes and are in an aggregate stated amount of at least $70,000,000 (less drawings thereof). For purposes of this Section 6.2.5, the word "drawings" shall mean, with respect to any letter of credit, drawings thereon that have not been reimbursed.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders, the Issuer and the Administrative Agent to enter into this Agreement and to issue Letters of Credit hereunder (and acquire participations therein), the Borrower represents and warrants unto the Administrative Agent, the Issuer and each Lender as set forth in this Article VII.

         SECTION 7.1 Organization, etc. Each of the Borrower and each of its Subsidiaries

                  (a) other than the Dissolved Entities, is a corporation or limited liability company validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation or formation,

                  (b) other than the Dissolved Entities, is duly qualified to do business and is in good standing as a foreign corporation or limited liability company in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to so qualify has not had, and could not reasonably be expected to have, a Material Adverse Effect,

                  (c) subject to the entry of the Interim Order (or the Final Order when applicable) (but only with respect to the DIP Obligors), has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Credit Document to which it is a party and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it, and

                  (d) subject to Section 7.12, has complied in all material respects with all laws, rules, regulations and orders applicable to it.

The Borrower hereby represents and warrants that the Dissolved Entities have been administratively dissolved due to the failure to file annual reports required by the laws of their respective jurisdictions of organization, but for no other reason.

         SECTION 7.2 Due Authorization, Non-Contravention, etc. Upon entry of the Interim Order (but only with respect to the DIP Obligors), the execution, delivery and performance by the Borrower and each other Obligor of this Agreement and each other Credit Document executed or to be executed by it will be within the Borrower's and each such other Obligor's corporate or limited liability company powers, will have been duly authorized by all necessary corporate or limited liability company action, and will not

                  (a) contravene the Borrower's or such other Obligor's Organic Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such other Obligor; or

                  (c) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Credit Documents or the Orders in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such other Obligor's Properties.

         SECTION 7.3 Government Approval Regulation, etc. Other than (x) entry of the Orders (but only with respect to the DIP Obligors) and (y) those authorizations, approvals or other actions by, and notices to or filings with, any governmental authority or regulatory body, if any, which have been duly obtained or made and are in full force and effect, no additional authorization or approval or other action by, and no additional notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement or any other Credit Document to which it is a party. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 7.4 Validity, etc. Upon entry of the Interim Order (or the Final Order when applicable) (but only with respect to the DIP Obligors), this Agreement will constitute, and each other Credit Document executed by the Borrower and each other Obligor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower and such other Obligor, enforceable against the Borrower and such other Obligor in accordance with their respective terms and the Orders (but only with respect to the DIP Obligors).

         SECTION 7.5 Financial Information; Absence of Undisclosed Liabilities. The Financial Statements of the Borrower and its Subsidiaries contained in the Borrower's Forms 10-Q and 10-K that were filed with the Securities and Exchange Commission for the Fiscal Quarter ending

March 31, 2002 and the Fiscal Year ending December 31, 2001, respectively, have been prepared in accordance with GAAP consistently applied, and present fairly in all material respects the consolidated financial condition of such Persons covered thereby as at the date thereof and the results of their operations for the period then ended. To the best knowledge of the Borrower, the Borrower and its Subsidiaries did not have any material liabilities (matured or unmatured, fixed or contingent) that were not fully reflected or provided for on the Financial Statements contained in such Forms 10-Q and 10-K, whether or not required by GAAP to be shown on such Financial Statements. All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of the Borrower and its Subsidiaries furnished pursuant to
Section 8.1.1 (and subject to the qualifications set forth in such Section) have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied, and do or will present fairly in all material respects the consolidated financial condition of such Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         SECTION 7.6 No Material Adverse Change. Except as disclosed by the Borrower pursuant to reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission on or prior to May 15, 2002 or which customarily occur as a result of events leading up to and following the commencement of a proceeding under Chapter 11 of the Bankruptcy Code, there has been no material adverse change in the business, Property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2001.

         SECTION 7.7 Litigation, Labor Controversies, etc. There is no pending or, to the best knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective Properties, businesses, assets or revenues, which may materially adversely affect the business, Property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or which purports to affect the legality, validity or enforceability of this Agreement or any other Credit Document, except as disclosed in Item 7.7 ("Litigation") of the Disclosure Schedule.

         SECTION 7.8 Subsidiaries. The Borrower has no Subsidiaries, except those Subsidiaries which are identified in Item 7.8(b) ("Existing Subsidiaries of the Borrower") of the Disclosure Schedule by their correct legal name, their jurisdiction of organization and the holders (and their respective percentage ownership) of the Capital Stock thereof.

         SECTION 7.9 Ownership of Properties. Except as permitted pursuant to
Section 7.13 or Section 8.2.3, the Borrower and each of its Subsidiaries owns
(i) in the case of owned real property, good and marketable fee title to, and
(ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its Properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 8.2.3.

         SECTION 7.10 Taxes. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing from and after the Petition Date, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 7.11 Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 7.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION 7.12 Environmental Warranties, (a) Except as set forth in Item
7.12 ("Environmental Matters") of the Disclosure Schedule (none of which items disclosed therein, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect) and to the best knowledge of the Borrower and its Subsidiaries,

                  (i) all facilities and Property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased and operated by the Borrower and such Subsidiary, as the case may be, in compliance with all Environmental Laws and in accordance with industry practices, except to the extent any such failure to comply would, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                  (ii)     there are no pending or threatened

                                    (A) claims, complaints, notices or requests
                           for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, which, if true, would, singly or in the aggregate, have, or would reasonably be expected to have, a Material Adverse Effect, or

                                    (B) complaints, notices or inquiries to the
                           Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law, which, if true, would, singly or in the aggregate, have, or would reasonably be expected to have, a Material Adverse Effect;

                  (iii) there have been no Releases of Hazardous Materials at, on or under any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                  (iv) the Borrower and each of its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

                  (v) no Property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or to the best of its knowledge, proposed for listing (with respect to owned Property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                  (vi) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                  (vii) neither the Borrower nor any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or to the best of its knowledge, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                  (viii) neither the Borrower nor any of its Subsidiaries has entered into any agreements or engaged in any activities that, singly or in the aggregate, would give rise to liability under any Environmental Law with regard to acts, omissions or conditions of Property of any third party, including any franchisee of the Borrower or any of its Subsidiaries, which liability, singly or in the aggregate, has, or may reasonably be expected to have, a Material Adverse Effect;

                  (ix) there are no polychlorinated biphenyls or friable asbestos present at any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; and

                  (x) no conditions exist at, on or under any Property now or previously owned or leased by the Borrower and its Subsidiaries, which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that, singly or in the aggregate, has, or may reasonably be expected to have, a Material Adverse Effect.

         (b) Each of Borrower and its Subsidiaries hereby acknowledges and agrees that neither the Administrative Agent nor any Lender (i) is now, or has ever been, in control of any of the real Property or such Person's affairs, and
(ii) has the capacity through the provisions of the Credit Documents or otherwise to influence such Person's conduct with respect to the ownership, operation or management of any of its real Property or compliance with Environmental Laws.

         SECTION 7.13 Intellectual Property. Each of the Borrower and its Subsidiaries owns and possesses or licenses (as the case may be) all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as the Borrower considers necessary for the conduct of the businesses of the Borrower and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons, in each case except as could not reasonably be expected to result in a Material Adverse Effect, and there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right or copyright the loss of which would result in a material adverse change in the business, Property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, except as may be disclosed in
Item 7.13 ("Intellectual Property") of the Disclosure Schedule.

         SECTION 7.14 Regulations U and X. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 7.15 Accuracy of Information. All factual information heretofore or contemporaneously furnished by the Borrower in writing to the Administrative Agent, the Issuer or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (true and complete copies of which were furnished to the Administrative Agent, the Issuer and each Lender in connection with its execution and delivery hereof) was true and accurate in every material respect on the date as of which such information was dated or certified and was not incomplete by omitting to state any material fact necessary to make such information not misleading. All other such factual information hereafter furnished by or on behalf of the Borrower to the Administrative Agent, the Issuer or any Lender will be true and accurate in every material respect on the date as of which it is dated or certified and such information will not be incomplete by omitting to state any material fact necessary to make such information not misleading. The projections and financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made.

         SECTION 7.16 No Burdensome Restrictions. Neither the Borrower nor any of its Subsidiaries, is subject to any law, rule, regulation, order or agreement which could reasonably be expected to have a Material Adverse Effect.

         SECTION 7.17 Customer, Trade and Franchisee Relations. As of the Closing Date, there exists no actual or, to the knowledge of any Obligor, threatened termination or cancellation of, or any material adverse modification or change in: (a) the business relationship of Borrower or any of its Subsidiaries with any customer or group of customers whose purchases or rentals during the preceding twelve (12) months caused them to be ranked among the ten largest customers of such Person; (b) the business relationship of Borrower or any of its Subsidiaries with any supplier material to its operations; or (c) the business relationship of Borrower or any of its Subsidiaries with any franchisee material to its operations, in each case, except as a result of the commencement of the Cases and the events and circumstances precipitating such commencement.

         SECTION 7.18 Ford Vehicles. No Person, other than Ford Motor Credit Corporation or any of its Affiliates, has a Lien or any other claim on the Ford Vehicles referred to in the Ford Order.

                                  ARTICLE VIII
                                   COVENANTS

         SECTION 8.1 Affirmative Covenants. The Borrower agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.1.

         SECTION 8.1.1 Financial Information, Reports, Notices, etc. The Borrower will furnish, or will cause to be furnished, to each Lender, the Issuer and the Administrative Agent copies of the following Financial Statements, reports, notices and information:

                  (a) within thirty (30) days after the end of each Fiscal Month (provided that if the end of such Fiscal Month is also the end of a Fiscal Quarter, then within forty-five (45) days after the end of such Fiscal Month), (i) financial information regarding the Borrower and its Subsidiaries, certified by an Authorized Officer of the Borrower, consisting of consolidating, as to the statements of income
         (loss) and balance sheets only and consolidated (A) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income (loss) and changes in financial position for that portion of the Fiscal Year ending as of the close of such Fiscal Month; (B) unaudited statements of income (loss) and changes in financial position for such Fiscal Month, setting forth, as it relates to the consolidated statements of income (loss) in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end, quarter-end and goodwill impairment adjustments) and (C) a summary of the outstanding balance of all intercompany notes as of the last day of that Fiscal Month; (ii) a statement in reasonable detail (each, a "Compliance Certificate") showing the calculations used in determining compliance with each covenant set forth in Section 8.2.6 that is tested on a monthly basis; the written certification of an Authorized Officer of the Borrower that
         (A) such financial information presents fairly in accordance with GAAP (subject to normal year-end, quarter-end and goodwill impairment adjustments) the financial position and results of operations of the Borrower and its Subsidiaries, on a consolidated and consolidating basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended, as applicable, (B) any other information presented is true, correct and complete in all material respects and (C) there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default;

                  (b) within forty-five (45) days after the end of each Fiscal Quarter, (i) consolidated and consolidating (as to the statements of income (loss) and balance sheets only) financial information regarding the Borrower and its Subsidiaries, certified by an Authorized Officer of the Borrower, including (A) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income (loss) and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and (B) unaudited statements of income (loss) and changes in financial position for such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year, as to the statement of income (loss), and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end and goodwill impairment adjustments); (ii) a written certification of an Authorized Officer of the Borrower that
         (A) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments and goodwill impairment adjustments) the financial position, results of operations and statements of cash flows of the Borrower and its Subsidiaries, on both a consolidated and consolidating basis, as applicable, as at the end of such Fiscal Quarter and for that portion of the Fiscal Year then ended,
         (B) any other information presented is true, correct and complete in all material respects and (C) there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default; and (iii) a management discussion and analysis that includes a comparison to Projections for that Fiscal Quarter and a comparison of performance for that Fiscal Quarter to the corresponding period in the prior year;

                  (c) within ninety (90) days after the end of each Fiscal Year, (i) audited Financial Statements for the Borrower and its Subsidiaries on a consolidated basis, consisting of balance sheets and statements of income (loss) and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP and certified (without any Impermissible Qualification) by an independent certified public accounting firm of national standing or otherwise acceptable to the Administrative Agent along with unaudited consolidating balance sheets and statements of income (loss) for the current and previous Fiscal Years; (ii) a Compliance Certificate in respect of each of the covenants set forth in
         Section 8.2.6, (iii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iv) a letter addressed to the Administrative Agent, on behalf of itself and Lenders, in form and substance reasonably satisfactory to the Administrative Agent and subject to standard qualifications required by nationally recognized accounting firms, signed by such accounting firm acknowledging that the Administrative Agent and Lenders are entitled to rely upon such accounting firm's certification of such audited Financial Statements, (v) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters and
         (vi) the written certification of an Authorized Officer of the Borrower that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of the Borrower and its Subsidiaries on a consolidated and consolidating basis, as applicable, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default;

                  (d) as soon as possible and in any event within three days after the occurrence of each Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

                  (e) as soon as possible and in any event within five days after (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy described in
         Section 7.7 or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in Section 7.7, notice thereof and copies of all documentation relating thereto;

                  (f) within 15 Business Days following the last day of each calendar month, the Monthly Report (with a copy to the Collateral Agent);

                  (g) as soon as available but in any event on or before the fifteenth Business Day of each calendar month, a Borrowing Base Certificate for the last day of the preceding calendar month that is calculated as of such day, certified by an Authorized Officer of the Borrower;

                  (h) promptly after the sending or filing thereof, (i) copies of all reports which the Borrower sends to any of its securityholders, (ii) all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange and (iii) all press releases and other statements made available by the Borrower or any of its Subsidiaries to the public concerning material changes or developments in the business of any such Person;

                  (i) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower or any of its Subsidiaries furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

                  (j) as soon as available, but not later than thirty (30) days prior to the end of each Fiscal Year, an annual operating plan for Borrower, on a consolidated and consolidating basis, approved by the Board of Directors of Borrower, for the following

         Fiscal Year, which (i) includes a statement of all of the material assumptions on which such plan is based, (ii) includes monthly income
         (loss) statements for the following year and (iii) integrates sales, gross profits, operating expenses, operating profit, cash flow projections and Borrowing Base Amount projections, all prepared on the same basis as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel, Capital Expenditures and facilities;

                  (k) as soon as possible and in any event within three days after the delivery thereof, copies of all notices, borrowing base certificates, agreements or documents delivered pursuant to Primary DIP Facility Documents or the 1999 Senior Note Indenture and each other agreement for borrowed money to which the Borrower or any of its Subsidiaries (other than Vehicle Debt) is a party and with a commitment or outstandings exceeding $10,000,000 (including all notices relating to any default of the Borrower or any such Subsidiary thereunder), except for such notices, agreements or documents delivered pursuant to the terms hereof;

                  (1) promptly upon receipt thereof, copies of all material reports submitted to the Borrower or any of its Subsidiaries by independent public accountants in connection with each annual, interim or special audit of the Financial Statements of the Borrower and/or its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

                  (m) on the third Business Day of each calendar week, 13-Week Consolidated Cash Flow Projections prepared by the Borrower as of the last day of the immediately preceding week, together with a reconciliation of such cash flows to actual results;

                  (n) promptly after the same is available, copies of all pleadings, motions, applications, judicial information, financial information or other documents filed by or on behalf of the Borrower or any of its Subsidiaries with the Bankruptcy Court or the United States Trustee in the Cases, or distributed to any official committee appointed in the Cases;

                  (o) as soon as possible and in any event within two Business Days notice if the Borrower believes, or has reason to believe, that it will not be able to make any payment in respect of any Lease or any Demand Capitalization Note;

                  (p) as soon as possible and in any event within two Business Days, written notice of the occurrence or existence of (i) any Ford Default (as defined in the Ford Order) and (ii) the exercise of any repossession or other remedy in respect thereof; and

                  (q) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

         SECTION 8.1.2 Maintenance and Preservation of Existence. Except to the extent excused by the Bankruptcy Code or an order the Bankruptcy Court (but only with respect to the

DIP Obligors), the Borrower will, and will cause each of its Subsidiaries to,
(i) preserve, renew and keep in full force and effect its corporate or limited liability company existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 8.2.8 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SECTION 8.1.3 Compliance with Laws, Material Agreements, etc. Except to the extent excused by the Bankruptcy Code or an order the Bankruptcy Court (but only with respect to the DIP Obligors), the Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations, orders and material agreements, such compliance to include:

                  (a) the maintenance and preservation of all governmental licenses, permits and other approvals necessary for it to perform its obligations under this Agreement and each other Credit Document to which it is a party and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it;

                  (b) the maintenance, preservation and renewal of all material agreements necessary to conduct its business substantially as currently conducted by it (or the substitution for any such material agreement with a similar agreement), including the Supply Agreement dated as of April 29, 1997, between Ford Motor Company and BRACC, and the Advertising Agreement dated as of April 29, 1997, between Ford Motor Company and BRACC; and

                  (c) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its Property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 8.1.4 Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its Properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its Properties is no longer economically desirable.

         SECTION 8.1.5 Insurance. The Borrower will, and will cause each of its respective Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its Properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses of established reputation and will, upon request of the Administrative Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

         SECTION 8.1.6 Books and Records. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of their respective business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives or consultants, at reasonable times and intervals (unless a Default or Event of Default shall have occurred and be then continuing, in which case, at any time and as frequently as the Administrative Agent determines is appropriate), to visit all of their respective offices, to discuss their respective financial matters with their respective officers and independent public accountant (and the Borrower hereby authorizes such independent public accountants to discuss such financial matters with each Lender or its representatives or consultants whether or not any representative of the Borrower or such Subsidiary is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of their respective books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's or any Lender's exercise of its rights pursuant to this Section. In addition to, and without limiting the effect of the foregoing provisions of this Section, (i) the Administrative Agent shall be permitted to engage consultants (other than Arthur Andersen and KPMG) reasonably acceptable to the Required Lenders to review the Borrower's calculation of the Borrowing Base Amount from time to time and the documents to be furnished from time to time pursuant to Section 8.1.1, together with any other matter or matters relating to the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries, in each case as the Required Lenders may request (subject to the prior consent of the Borrower as to the scope of such engagement, which consent shall not be unreasonably withheld or delayed), (ii) the Borrower will, and will cause each of its Subsidiaries to, permit such consultants to have access to their respective books, records, officers and accountants for the purpose of completing their engagement and otherwise cooperate with such consultants in completing their engagement, and (iii) the Borrower shall pay any fees and out-of-pocket expenses of such consultants for such engagement that are incurred in connection with the provisions of this sentence. The Borrower shall be consulted as to the identity of such consultants. Furthermore, so long as any Event of Default has occurred and is continuing, each Obligor shall and shall cause its Subsidiaries to, provide the Administrative Agent and each Lender with access to their suppliers and customers.

         SECTION 8.1.7 Environmental Covenant. The Borrower will, and will cause each of its Subsidiaries to,

                  (a) use and operate all of their respective facilities and Properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                  (b) follow practices that are at least as effective as industry practices to minimize and respond to spills and overfills of petroleum products;

                  (c) respond to past and ongoing releases of petroleum-containing materials in a manner that, as prudent, minimizes potential liability to third parties for off-site contamination from facilities owned or leased or otherwise operated by the Borrower or any of its Subsidiaries;

                  (d) respond to past and ongoing releases of petroleum-containing materials in a manner that, as prudent, minimizes any likelihood that the Borrower or any of its Subsidiaries would incur costs or damages that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                  (e) manage the disposition of residuals such as spent petroleum-containing material in a manner that, as prudent, minimizes any likelihood that the Borrower or any of its Subsidiaries would incur costs or damages that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

                  (f) immediately notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of their facilities and Properties or compliance with Environmental Laws; and

                  (g) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 8.1.7.

         SECTION 8.1.8 Use of Proceeds. The Borrower and its Subsidiaries party hereto shall, in accordance with the terms of this Agreement and the Orders, use the Commitments hereunder for the issuance of (and support of) letters of credit (the "Letters of Credit") that

                  (a) provide credit enhancement ("Postpetition Enhancement Letters of Credit") for the first series of notes issued by TFFC (the "Initial Series 2002 Notes") post-Petition Date or any additional series of notes issued by TFFC after the issuance of the Initial Series 2002 Notes (collectively, the "Additional Series Notes"):

                  (b) constitute replacements ("Replacement Letters of Credit") of

                           (i)      Designated Prepetition Letters of Credit

                                    (A) that may by their terms otherwise be
                           drawn on or before the 60th day following the Final Hearing Date for failure of the expiry date thereof to be beyond a date certain or for any similar reason; or

                                    (B) to obtain a Prepetition General Draw
                           Refund; or

                           (ii) Replacement General Letters of Credit to obtain a Postpetition General Draw Refund.

Replacement Letters of Credit issued in replacement of Designated Prepetition Enhancement Letters of Credit are referred to hereinafter as the "Replacement Enhancement Letters of Credit". Replacement Enhancement Letters of Credit and the Postpetition Enhancement Letters of Credit are collectively referred to hereinafter as the "Enhancement Letters of Credit". The Replacement Letters of Credit issued in replacement of Prepetition General Letters of Credit and replacements of such replacements are referred to hereinafter as the "Replacement General Letters of Credit".

Without limiting the foregoing, no Letter of Credit or proceeds thereof will be used in connection with the acquisition of any equity security of a class which is registered pursuant to Section 12 of the Exchange Act or any "margin stock", as defined in F.R.S. Board Regulation U.

         SECTION 8.1.9 Payment of Obligations. Except as excused by the Bankruptcy Code or by an applicable order of the Bankruptcy Court (but only with respect to the DIP Obligors), the Borrower will, and will cause each other DIP Obligor to, pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its material obligations of whatever nature that constitute allowed administrative expenses under Section 503(b) of the Bankruptcy Code in the Cases, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or such Subsidiaries, as the case may be.

         SECTION 8.1.10 Collateral Monitoring and Review. At any time upon the request of the Administrative Agent or the Administrative Agent acting at the direction of the Required Lenders, permit the Administrative Agent or professionals (including consultants, accountants and appraisers) retained by the Administrative Agent or their professionals to conduct evaluations and appraisals of (i) the Borrower's practices in the computation of the Borrowing Base Amount and (ii) the assets included in the Borrowing Base Amount, and pay the reasonable fees and expenses in connection therewith. In connection with any collateral monitoring or review and appraisal relating to the computation of the Borrowing Base Amount, the Borrower shall make such adjustments to the Borrowing Base Amount as the Administrative Agent shall reasonably require based upon the terms of this Agreement and results of such collateral monitoring, review or appraisal.

         SECTION 8.1.11 Lease Agreements; and Demand Capitalization Notes. The Borrower shall, and shall cause each of its Subsidiaries that is a lessee under a Lease to, (i) make all payments required to be made by it thereunder on the date such payments are required to be made thereunder (except to the extent any such Subsidiary is relieved pursuant to the Lease Payment Order to make any such payment in an amount equal to the Overenhancement Amount of the Prepetition Enhancement Letter of Credit relating to such Lease and instead deposits (or the Borrower deposits) an amount equal to the Overenhancement Amount into the Letter of Credit Reimbursement Account prior to the draw on such Prepetition Enhancement Letter of Credit as a result of such Subsidiary's failure to pay the entire amount of such payment under such Lease), (ii) comply in all respects with each of its other obligations thereunder and (iii) satisfy all demands under the Demand Capitalization Notes.

         SECTION 8.1.12 Further Assurances. Each Obligor executing this Agreement agrees that it shall, at such Obligor's expense and upon request of the Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Administrative Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement or any other Credit Document.

         SECTION 8.1.13 Landlords' Consents; Mortgagee Agreements; Bailee Letters. After the Closing Date, no real Property or warehouse space shall be leased by Borrower or any other

Obligor and no Collateral included in the Borrowing Base Amount shall be shipped to a processor or converter under arrangements established after the Closing Date without the prior written consent of the Administrative Agent unless and until a reasonably satisfactory landlord consent, mortgagee letter or bailee letter, as appropriate, shall first have been obtained with respect to such location.

         SECTION 8.1.14 Acquisition Documentation. The Borrower shall, on or prior to August 22, 2002, be a party to (a) a definitive agreement providing for the Acquisition with the Acquirer identified in clause (a) of the definition thereof, which agreement (and all other arrangements with respect thereto) shall be reasonably satisfactory in all respects to the Required Lenders and such agreement is in full force and effect, or (b) in the event an agreement satisfying the requirements of the preceding clause (a) is not in effect on August 22, 2002, a bona fide letter of intent with another Acquirer, which letter of intent shall be reasonably satisfactory in all respects to the Required Lenders and in full force and effect, so long as a definitive agreement providing for the Acquisition with such other Acquirer (and all other arrangements with respect thereto) is reasonably satisfactory in all respects to the Required Lenders has been executed and delivered on or prior to September 16, 2002 and such agreement is in full force and effect. The foregoing covenant is referred to herein as the "Acquisition Agreement Covenant".

         SECTION 8.1.15 Dissolved Entities. On or prior to the date which is thirty (30) days following the Closing Date, file all reports and take all other actions reasonably required in order to reinstate the valid existence of the Dissolved Entities under all applicable laws of their respective jurisdictions of organization.

         SECTION 8.2 Negative Covenants. The Borrower agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 8.2.

         SECTION 8.2.1 Business Activities. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business activity, except the business of (a) renting worldwide for general use passenger automobiles, motorcycles, sport utility vehicles, vans, buses and trucks, (b) selling in the United States late model automobiles, vans and trucks, (c) franchising the foregoing rental business to other Persons, (d) with respect to SPCs, engage in the activities permitted by their respective Organic Documents and any transaction documents to which they are a party and (e) such activities as may be incidental or related thereto, including, the ownership and operation of parking lots, the ownership and operation of public storage facilities, the ownership and rental of recreation vehicles and the ownership and operation of limousine services, taxi fleets or car dealerships.

         SECTION 8.2.2 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                  (a) Indebtedness in respect of the Letters of Credit and other Obligations;

                  (b) Indebtedness in respect of the Primary DIP Facility in an aggregate principal amount not to exceed $100,000,000 (provided, however, that the Indebtedness thereunder consisting of loans (other than loans funded thereunder to satisfy the reimbursement obligations resulting from draws under letters of credit issued thereunder) shall not be in an outstanding aggregate principal amount in excess of $20,000,000 at any time);

                  (c) Indebtedness existing as of the Closing Date which is identified in Item 8.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule;

                  (d) Vehicle Debt (provided, however, that any Vehicle Debt evidenced by any Additional Series Notes that is to be credit enhanced by one or more Postpetition Enhancement Letters of Credit may only be incurred if the terms thereof are reasonably satisfactory in all respects to the Lenders (such terms shall be deemed to be reasonably satisfactory to the Lenders to the extent such terms are substantially similar to the terms of the Initial Series 2002 Notes));

                  (e) Indebtedness in respect of (i) the Subordinated Demand Note, (ii) the Demand Capitalization Note (1997-2) to the extent the obligations of BRACC thereunder (whether contingent or otherwise) do not exceed at any time $31,500,000, (iii) Demand Capitalization Note (1998-3) to the extent the obligations of the Borrower thereunder (whether contingent or otherwise) do not exceed at any time $60,000,000, (iv) Demand Capitalization Note (1998-4) to the extent the obligations of the Borrower thereunder (whether contingent or otherwise) do not exceed at any time $18,000,000, (v) Demand Capitalization Note (1999-3) to the extent the obligations of the Borrower thereunder (whether contingent or otherwise) do not exceed at any time $44,200,000, (vi) Demand Capitalization Note (1999-4) to the extent the obligations of the Borrower thereunder (whether contingent or otherwise) do not exceed at any time $25,300,000, (vii) Demand Capitalization Note (2001-2) to the extent the obligations of the Borrower thereunder (whether contingent or otherwise) do not exceed at any time $85,500,000, (viii) Demand Capitalization Note (2001-3) to the extent the obligations of the Borrower thereunder (whether contingent or otherwise) do not exceed at any time $34,375,000, (ix) Demand Capitalization Note (2002-1) to the extent the obligations of the Borrower thereunder (whether contingent or otherwise) do not exceed at any time $110,000,000, and (x) any promissory note or notes issued by the Borrower to an SPC or SPCs in connection with the issuance by such SPCs of medium-term notes, variable funding notes or other securities the proceeds of which are used to finance Vehicles or refinance Vehicle Debt so long as the Administrative Agent is satisfied that such promissory note or notes are structured in a manner similar to Demand Capitalization Note (1997-2), Demand Capitalization Note (1998-3), Demand Capitalization Note (1998-4), Demand Capitalization Note (1999-3), Demand Capitalization Note (1999-4), Demand Capitalization Note (2001-2), Demand Capitalization Note (2001-3) and Demand Capitalization Note (2002-1) (such promissory note or notes, together with the Demand Capitalization Note (1997-2), Demand Capitalization Note (1998-3), Demand Capitalization Note (1998-4), Demand Capitalization Note (1999-3), Demand Capitalization Note (1999-4), Demand Capitalization Note (2001-2) and Demand

         Capitalization Note (2001-3), are referred to hereinafter as the "Demand Capitalization Notes"):

                  (f) Indebtedness of Foreign Subsidiaries incurred for working capital and general corporate purposes to the extent the aggregate principal amount thereof does not exceed at any time outstanding $10,000,000;

                  (g) Indebtedness incurred after the Petition Date in an aggregate principal amount not to exceed $5,000,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries to a vendor of any assets permitted to be acquired pursuant to clause (a) of Annex G to the Primary DIP Facility Agreement (as in effect on the date hereof and incorporated by reference in this Agreement pursuant to Section 8.2.6) to finance its acquisition of such assets;

                  (h) unsecured Indebtedness incurred after the Petition Date in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

                  (i) Indebtedness incurred after the Petition Date in respect of Capitalized Lease Liabilities to the extent permitted by clause (a) of Annex G to the Primary DIP Facility Agreement (as in effect on the date hereof and incorporated by reference in this Agreement pursuant to Section 8.2.6):

                  (j) Hedging Obligations of the Borrower or any of its Subsidiaries pursuant to agreements designed to protect the Borrower or any of its Subsidiaries against fluctuations in interest rates in respect of Indebtedness of the Borrower or such Subsidiary incurred after the Petition Date and not entered into for purposes of speculation;

                  (k) Hedging Obligations of the Borrower or any of its Subsidiaries pursuant to agreements entered into after the Petition Date and designed to protect the Borrower or any of its Subsidiaries against fluctuations in currency values and entered into in the ordinary course of business and not for purposes of speculation;

                  (1) Contingent Liabilities of the Borrower or a Subsidiary Guarantor in respect of Vehicle Debt of the Borrower or a Subsidiary Guarantor that is a Wholly-Owned Subsidiary of the Borrower;

                  (m) Indebtedness of the Borrower or any Subsidiary of the Borrower owing to a Subsidiary of the Borrower (other than a Subsidiary Guarantor); provided that any such Indebtedness of the Borrower (other than Indebtedness of the Borrower owing to TFFC in respect of amounts advanced by TFFC to the Borrower based upon TFFC's Profits (as defined in the Base Indenture or any supplement thereto)) constitutes Subordinated Intercompany Debt;

                  (n) Indebtedness of (i) the Borrower owing to a Subsidiary Guarantor or (ii) a Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower owing to the Borrower or another Subsidiary Guarantor;

                  (o) Indebtedness of Subsidiaries of the Borrower owing to the Borrower or a Subsidiary Guarantor to the extent permitted by clause (e) of Section 8.2.4:

                  (p) Contingent Liabilities of the Borrower incurred after the Petition Date in respect of the guarantees of the Borrower in respect of Indebtedness of a Foreign Subsidiary of the type permitted and described in clause (d) or (f) above;

                  (q) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law;

                  (r) Indebtedness owed to banks or other financial institutions in the ordinary course of business in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds;

                  (s) Indebtedness, if any, secured solely by Liens permitted by clause (1) of Section 8.2.3;

                  (t) Indebtedness in respect of surety, appeal or customs bond incurred in the ordinary course of business of such Person; and

                  (u) other Indebtedness of the Borrower and its Subsidiaries incurred after the Petition Date in an aggregate amount not to exceed at any time outstanding $1,000,000;

provided, however, that no Indebtedness otherwise permitted by clauses (f), (g),
(i), (j) (except to the extent required under the Series 1997-2 Supplement or any Series Supplement relating to the Initial Series 2002 Notes or any Additional Series Notes), (k), (o) or (u) shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

Notwithstanding anything to the contrary in this Section 8.2.2, the Borrower shall not incur any Indebtedness to TFFC that is made as a subordinated loan or advance pursuant to a Demand Capitalization Note and funded in cash on or after the date hereof.

         SECTION 8.2.3 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens securing payment of Reimbursement Obligations and the other Obligations, granted pursuant to any Credit Document or the Orders;

                  (b) Liens granted prior to the Closing Date to secure payment of Indebtedness of the type permitted and described in clause
         (c) of Section 8.2.2:

                  (c) Liens granted (i) by TFFC to secure the Initial Series 2002 Notes or the Additional Series Notes and (ii) to secure payment of Vehicle Debt and covering only Vehicles financed by such Vehicle Debt, Excluded Receivables relating to such Vehicles, rights under the Demand Capitalization Note, cash (and investments thereof in High Quality Investments) of an SPC arising from the operations of such SPC and all proceeds of the foregoing;

                  (d) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (f) of Section 8.2.2 and covering only assets of the Foreign Subsidiary obligated under such Indebtedness;

                  (e) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (g) of Section 8.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

                  (f) Liens granted to secure payment of Indebtedness (other than Subordinated Intercompany Debt) of the type permitted and described in clause (m) (n) or (o) of Section 8.2.2;

                  (g) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (h) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (i) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (j) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies (and for which no such insurance company has denied any liability);

                  (k)      Liens with respect to the Finance Lease Collateral;

                  (1) Liens in favor of finance companies providing insurance policy financing to the Obligors and their respective Subsidiaries, so long as such Liens are limited to the unearned insurance premiums payable by the Obligors and their respective Subsidiaries;

                  (m) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which the Borrower or any such

         Subsidiary is a party as lessee made in the ordinary course of business and other pledges or deposits of money required to be made in the ordinary course of business (including without limitation in connection with airport concessions and surety obligations, but excluding any pledges or deposits in respect of Indebtedness for borrowed money); and

                  (n)      the Primary DIP Facility Liens.

         Notwithstanding the foregoing clauses (b) through (m), the Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any trademarks, software systems, reservations systems or other intellectual Property (or rights in respect of any thereof), whether now owned or hereafter acquired (other than the Primary DIP Facility Liens and the Prepetition Liens).

         Notwithstanding anything to the contrary in this Section 8.2.3, except for the Carve-Out and the Primary DIP Facility Liens on Collateral (other than the Secondary DIP Facility First Priority Collateral), the Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any other Super-Priority Claim or Lien which is pari passu with or senior to the claims of (x) the Administrative Agent and the Lenders granted pursuant to this Agreement and the Orders or (y) other than for claims referenced in clause (x), the Prepetition Agent and the Prepetition Secured Lenders granted pursuant to the Orders.

         SECTION 8.2.4 Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Investments existing on the Closing Date and identified in Item 8.2.4(a) ("Ongoing Investments") of the Disclosure Schedule;

                  (b)      Cash Equivalent Investments and High Quality
         Investments;

                  (c) without duplication, Investments permitted as Capital Expenditures pursuant to clause (a) of Annex G to the Primary DIP Facility Agreement (as in effect on the date hereof and incorporated by reference in this Agreement pursuant to Section 8.2.6);

                  (d) Investments by the Borrower and Subsidiary Guarantors in Subsidiary Guarantors that are Wholly Owned Subsidiaries of the Borrower;

                  (e) Investments by the Borrower and Subsidiary Guarantors in Subsidiaries of the Borrower (other than Budget Capital) that are not permitted by the preceding clause (d), by way of contributions to capital, the making of loans or advances or the incurrence of Contingent Liabilities (other than Contingent Liabilities permitted pursuant to clause (p) of Section 8.2.2), to the extent the aggregate amount of such Investments at any time outstanding does not exceed $1,000,000;

                  (f) the equity securities of Budget Capital held by the Borrower on the Closing Date to the extent the aggregate liquidation amount of such equity securities does not exceed 3% of the total capital of Budget Capital;

                  (g) Investments by (i) a Subsidiary of the Borrower (other than a Subsidiary Guarantor) in the Borrower or another Subsidiary of the Borrower and (ii) a Subsidiary Guarantor of the Borrower in the Borrower or another Subsidiary Guarantor;

                  (h) without duplication, Investments permitted as Contingent Liabilities pursuant to Section 8.2.2;

                  (i) Borrower and its Subsidiaries may hold Investments comprised of notes payable, stock or other securities issued by Account Debtors pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business;

                  (j) Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (other than accounts receivable among Borrower and its Subsidiaries) of Borrower or such Subsidiary;

                  (k) Investments by the Borrower in TFFC solely to the extent expressly contemplated and required by the Initial Series 2002 Notes or any Additional Series Notes;

                  (1) additional Investments in any SPC, in any event not to exceed the amount reasonably required by the Base Indenture, any Series Supplement or any other agreement directly related thereto; and

                  (m) Investments by any SPC to the extent expressly contemplated and permitted by the agreements relating to its Vehicle Debt;

provided, however, that

                  (i) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" or "High Quality Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                  (ii) no Investment otherwise permitted by clause (d), (e) or (g) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

Notwithstanding anything to the contrary in this Section 8.2.4 (including clause
(m) above), TFFC shall not make any Investments in the Borrower in the form of subordinated loans or advances that are made pursuant to a Demand Capitalization Note and funded in cash on or after the date hereof.

         SECTION 8.2.5 Restricted Payments, etc. On and at all times after the Closing Date:

                  (a) the Borrower will not declare, pay or make any Distribution with respect to any shares of its Capital Stock (now or hereafter outstanding) or on any warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) or apply, or permit any of its Subsidiaries to apply, any of its funds, Property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of the Borrower;

                  (b) the Borrower will not permit any of its Subsidiaries to declare, pay or make any Distribution with respect to any shares of Capital Stock (now or hereafter outstanding) of any such Subsidiary (other than (x) with respect to any such shares held by the Borrower or any of its Wholly Owned Subsidiaries and (y) with respect to such shares which are shares of common stock, so long as such Distribution is made on a pro rata basis, consistent with the ownership interests in such shares of common stock, to the owners of such shares of common stock) or apply any of its funds, Property or assets to the purchase, redemption, sinking fund or other retirement of, or agree to purchase or redeem, any shares of any class of Capital Stock (now or hereafter outstanding) of any such Subsidiary, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of any such Subsidiary (other than any such shares, warrants, options or other rights held by the Borrower or any of its Wholly Owned Subsidiaries);

                  (c) the Borrower will not permit any of its Subsidiaries (other than the SPCs) to make any payments of pre-Petition Date obligations other than (i) as permitted under the Orders, (ii) as permitted by the Bankruptcy Court pursuant to the "First Day" Orders referred to in Section 6.1.3, including pre-petition wages and benefits and other employee-related claims, and (iii) as otherwise permitted under this Agreement; and

                  (d) the Borrower will not, and will not permit any of its Subsidiaries to, make any deposit for any of the foregoing purposes (other than any SPC; provided that such deposit is made for the purposes described in clause (c) above).

         SECTION 8.2.6 Financial Covenants. The Borrower shall not breach or fail to comply with any of the covenants set forth in Annex G to the Primary DIP Facility Agreement (as in effect on the date hereof).

         SECTION 8.2.7 Take or Pay Contracts. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other Property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other Property or services are delivered or furnished to it (it being understood and agreed that motor vehicle supply agreements containing customary and reasonable provisions that provide price and other incentives to purchase motor vehicles from the manufacturer thereunder shall not violate this Section 8.2.7).

         SECTION 8.2.8 Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other

Person, or otherwise enter into or consummate any Business Acquisition, except
(a) any Domestic Subsidiary may liquidate or dissolve voluntarily into and may merge with and into, the Borrower or any Domestic Subsidiary that is a Wholly Owned Subsidiary of the Borrower, and the assets or stock of any Domestic Subsidiary may be purchased or otherwise acquired by the Borrower or any Domestic Subsidiary that is a Wholly Owned Subsidiary of the Borrower and (b) any Foreign Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, any Foreign Subsidiary that is a Wholly Owned Subsidiary of the Borrower, and the assets or stock of any Foreign Subsidiary may be purchased or otherwise acquired by any Foreign Subsidiary that is a Wholly Owned Subsidiary of the Borrower.

         SECTION 8.2.9 Asset Dispositions, etc. The Borrower will not, and will not permit any of its Subsidiaries to, sell, issue, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, any Property, business or assets of the Borrower or any of its Subsidiaries (including accounts receivable and Capital Stock) (each, a "Disposition") to any Person, other than

                  (a) (i) the sale of Inventory (other than Vehicles) in the ordinary course of business consistent with past practice, (ii) in the case of the Borrower and its Subsidiaries (other than the SPCs) the sale of Vehicles in the ordinary course of business consistent with past practice or which are otherwise obsolete or no longer useful in the ordinary course of such Person's business consistent with past practice; provided that with respect to any Vehicle which is (A) an Eligible Non-Repurchase Vehicle, such sale shall be for cash at a price not less than the fair market value thereof and (B) an Eligible Repurchase Vehicle, such sale shall be for cash at a price not less than the Repurchase Price in respect thereof under the related Repurchase Agreement; and (iii) in the case of the SPCs, the sale of assets to the extent not prohibited by the Base Indenture, the applicable Series Supplement or the applicable Lease;

                  (b) the Disposition of Property (other than Vehicles), that is obsolete or no longer used or useful in such Obligor's business and having a net book value not exceeding $100,000 in any single transaction or $1,000,000 over the term of this Agreement;

                  (c) the Disposition of the assets or Capital Stock of any EMEA Subsidiary;

                  (d) with prior written consent of the Administrative Agent, the Disposition of the real Property set forth on Item 8.2.9(d) ("Excluded Real Property") of the Disclosure Schedule; and

                  (e) leases or subleases of its real Property to any Person so long as (A) such lease or sublease does not interfere in any material respect in the business of the Borrower or any of its Subsidiaries, (B) the Borrower or such Subsidiary shall have obtained the Administrative Agent's prior written approval, and (C) prior to executing and delivering such lease or sublease, as applicable, the Borrower or the relevant Subsidiary shall have caused the lessee or sublessee thereunder, as applicable, to execute and deliver to the Administrative Agent such documents as the Administrative Agent may reasonably request to maintain or protect its Lien on such real Property;

provided that with respect to any Disposition permitted pursuant to clause (b),
(c), (d) or (e) above, such Dispositions shall be made for cash at a price not less than the fair market value thereof (or, in the case of clause (e) above, for market-rate rent therefor). The Administrative Agent agrees, on reasonable prior written notice from the Borrower of a Disposition permitted pursuant to this Section 6.2.9. to release its Lien, if any, on such assets or other properties in order to permit the applicable Person to effect such Disposition and shall execute and deliver to the Borrower, at the Borrower's expense, appropriate UCC-3 termination statements (or equivalent or similar statements under applicable personal property security statutes) and other releases as reasonably requested by the Borrower, if applicable.

         SECTION 8.2.10 Modification of Certain Agreements; Order. (a) The Borrower will not consent to, and will not permit any of its Subsidiaries to consent to, any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, (i) the Primary DIP Facility Documents, the Budget Capital Trust Documents, the Series B Note Purchase Agreements, the Series B Notes, the High Tides Debentures, the High Tides Debentures Indenture, the High Tides Guaranty, any Material Document or any other document or instrument evidencing or applicable to any Subordinated Debt or 1999 Senior Note Debt, other than any amendment, supplement or other modification which would not have an adverse effect on the Lenders or (ii) the Base Indenture, any Lease or Series Supplement, except in accordance with the amendment, consent and waiver provisions contained therein.

         (b) Other than as contemplated by the Orders, the Borrower will not enter into, or permit any of its Subsidiaries to enter into, after the Closing Date any Lease or Series Supplement with respect to which one or more Postpetition Enhancement Letters of Credit may be issued as credit enhancement other than any such Lease or Series Supplement the terms of which (including the terms of all documents relating thereto and the use of the proceeds of the medium term or variable funding notes related thereto) are reasonably satisfactory in all respects to the Administrative Agent (it being acknowledged and agreed that the terms of the Lease or Series Supplement relating to any Additional Series of Notes shall be deemed to be reasonably satisfactory to the Administrative Agent to the extent that such terms are substantially similar to the terms of the Group IV Lease or Series 2002-1 Supplement).

         (c) The Borrower will not, and will not permit any other DIP Obligor to, make or permit to be made any change, amendment or modification, or any application or motion for any change, amendment or modification, to (i) either or both Orders; (ii) either or both Primary DIP Facility Orders; (iii) the Ford Leasing Order; (iv) the Lease Payment Order or (v) the New Fleet Financing Order, in each case, without the prior written consent of the Administrative Agent and the Required Lenders.

         SECTION 8.2.11 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates; provided, however, that the foregoing restriction shall not apply to (a) any agreement or arrangement between or among the Borrower and any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower that is not otherwise prohibited hereunder, (b) any agreement or arrangement that provides for the sale of Vehicles from TFFC to the Borrower or any other Subsidiary of the Borrower at the higher of the fair market value thereof and the net book value thereof (or, in the case of Vehicles located in Texas or Hawaii, at the net book value thereof), to the extent such agreement or arrangement is entered into in connection with a structured financing or securitization program, (c) the rate of interest on any Indebtedness permitted pursuant to clause (o) of Section
8.2.2 and (d) intercompany loans and advances entered into in connection with the cash management system of the Obligors (but only to the extent permitted under Section 8.2.2).

         SECTION 8.2.12 Negative Pledges, Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement and any other Credit Document) prohibiting

                  (a) the creation or assumption of any Lien upon its Properties, revenues or assets, whether now owned or hereafter acquired; or

                  (b) the ability of any Subsidiary of the Borrower to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower;

except

                  (i) any agreement governing any Indebtedness permitted by clause (d), (g) or (i) of Section 8.2.2 as to the assets financed with the proceeds of such Indebtedness;

                  (ii) as to any SPC, usual and customary restrictions pursuant to the Organic Documents of such SPC and the instruments and agreements to which it is a party;

                  (iii) usual and customary restrictions pursuant to any agreement relating to any Indebtedness of any Foreign Subsidiary permitted pursuant to clause (f) of Section 8.2.2, such as maintenance of net worth or other balance sheet conditions, provided that such restrictions are agreed to in good faith and, where applicable, based upon reasonable assumptions;

                  (iv) as to Budget Capital, pursuant to the Budget Capital Trust Documents;

                  (v) the instruments and agreements entered into by Subsidiaries of the Borrower which are organized or formed under the laws of Australia or New Zealand;

                  (vi) the Prepetition Credit Agreement and the Loan Documents (as defined therein); or

                  (vii)    the Primary DIP Facility Documents.

         SECTION 8.2.13 Ability to Amend; Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or accept obligations under, any agreement (a) prohibiting (including subjecting to any condition) the ability of the Borrower or any of its Subsidiaries to amend, supplement or otherwise modify this Agreement or any other Credit Document (other than the Primary DIP Facility Agreement) or (b) containing any provision that would contravene any provision of this Agreement or any other Credit Document.

         SECTION 8.2.14 Accounting Changes. The Borrower will not, and will not permit any of its Subsidiaries to, change its Fiscal Year from twelve consecutive calendar months ending on December 31.

         SECTION 8.2.15 Tax Sharing Arrangements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into or permit to exist any tax sharing agreement or similar arrangement unless the same shall have been reviewed by, and consented to, by the Administrative Agent.

         SECTION 8.2.16 Certain Issuances. The Borrower shall not, and shall not permit any of its Subsidiaries to, issue, or agree to issue, any shares of its Capital Stock, including any warrants, options or other rights to acquire its Capital Stock (and including in Capital Stock for purposes of this Section
8.2.16 stock appreciation rights or similar rights), to any provider, underwriter or arranger of any secured financing to the Borrower or any of its Subsidiaries (or any Affiliate of such provider, underwriter or arranger) in connection with the providing, underwriting or arranging of such financing.

         SECTION 8.2.17 Employment. No Obligor shall, nor shall it permit its Subsidiaries to, pay to any officer, director or employee any employment wages, salary, bonus or other compensation of any type or character that is not consistent with past practices other than retention, performance and severance payments which have been approved by the Bankruptcy Court and otherwise approved in writing by the Administrative Agent.

         SECTION 8.2.18 Cancellation of Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, cancel any claim or debt owing to it, except for reasonable consideration negotiated on an arm's-length basis and in the ordinary course of its business consistent with past practices.

         SECTION 8.2.19 Overenhancement. The Borrower shall not permit the stated amount of any Postpetition Enhancement Letter of Credit to exceed the minimum amount required to credit enhance the Initial Series 2002 Notes or any Additional Series Notes, as applicable, after taking into account all other credit enhancement for the Initial Series 2002 Notes and any such Additional Series Notes, as applicable, by $2,500,000 for a period in excess of 30 consecutive days (it being understood that compliance with this covenant may require reducing the stated amount of such Postpetition Enhancement Letter of Credit).

         SECTION 8.2.20 Ford Liens. No Obligor shall, nor shall it permit any Subsidiary to, suffer to exist any Lien or other claim on or to any Ford Vehicle (other than any Lien or claim in favor of Ford Motor Credit Corporation or any of its Affiliates).

         SECTION 8.2.21 Reclamation Claims; Bankruptcy Code Section 546(g) Agreements. Except as otherwise permitted by the Bankruptcy Court, no DIP Obligor will

                  (a) make any payments or transfer any Property on account of claims asserted by any vendors of any DIP Obligor for reclamation in accordance with Section 2-702 of the Uniform Commercial Code and Section 546(c) of the Bankruptcy Code; or

                  (b) enter into any agreements or file any motion seeking a Bankruptcy Court order for the return of Property of any DIP Obligor to any vendor pursuant to Section 546(g) of the Bankruptcy Code.

                                   ARTICLE IX

                               EVENTS OF DEFAULT

         SECTION 9.1 Listing of Events of Default. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

         SECTION 9.1.1 Non-Payment of Obligations. The Borrower or any other Obligor shall (a) default in the payment when due of any Reimbursement Obligation or (b) default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any fee or of any other Obligation.

         SECTION 9.1.2 Breach of Warranty. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Credit Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Administrative Agent or any Lender for the purposes of or in connection with this Agreement or any such other Credit Document (including any certificates delivered pursuant to Article VI) is or shall be incorrect when made in any material respect.

         SECTION 9.1.3 Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of its obligations under Section 8.2 or Section 8.1.1, 8.1.2, 8.1.8, 8.1.11, 8.1.14 or 8.1.15.

         SECTION 9.1.4 Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Credit Document executed by it, and such default shall continue unremedied for a period of 10 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

         SECTION 9.1.5 Default on Other Indebtedness, etc. (a) A default shall occur on or after the Petition Date in performance or observance of any obligation or condition (including the failure to make any payment) with respect to any Indebtedness having a principal amount, individually or in the aggregate, in excess of $1,000,000 that was incurred by any DIP Obligor on or after the Petition Date (including the Primary DIP Facility but excluding Indebtedness described in Section 9.1.1) and (i) the holder of such Indebtedness shall have accelerated, or commenced the exercise of remedies with respect to, such Indebtedness or (ii) the effect of such default is to accelerate the maturity (or require the cash collateralization thereof) prior to its expressed maturity.

         (b) Any commitment under the Primary DIP Facility shall have been terminated or reduced such that the aggregate stated amount of letters of credit that may be, or are, issued thereunder for the purpose of providing credit enhancement is in an amount less than $70,000,000 (including as a result of (x) any reduction resulting in such aggregate stated amount of such letters of credit being an amount less than $70,000,000 as a result of a reduction to the commitments in respect of the issuance of such letters of credit, (y) any modification by the Primary DIP Facility Agent or the Primary DIP Facility Lenders under the Primary DIP Facility of any borrowing base thereunder (or definitions related thereto) that limits the aggregate stated amount of such letters of credit to an amount less than $70,000,000 or (z) any other action by the Primary DIP Facility Agent or the Primary DIP Facility Lenders that has a similar effect (it being acknowledged and agreed that any cash collateralization of any such letters of credit shall be deemed to result in a dollar-for-dollar reduction to the stated amount thereof for purposes of this Event of Default) but excluding any reduction to the stated amount of any such letter of credit as a result of drawings thereon). For purposes of this Section 9.1.5(b), the word "drawings" shall mean, with respect to any letter of credit, drawings thereon that have not been reimbursed.

         (c) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness incurred by any Foreign Subsidiary Guarantor (other than Indebtedness described in Section 9.1.1 and the Primary DIP Facility Obligations) having a principal amount, individually or in the aggregate, in excess of $1,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         (d) A default shall occur in the payment when due of any Adequate Protection Obligation.

         (e) A default shall occur in the payment when due of any amount that is required to be paid under the Lease Payment Order.

         (f) An Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default (as each such term is defined in the Base Indenture (as modified by any Series Supplement)) shall have occurred in respect of any Indebtedness incurred by any SPC under the Base Indenture or such Series Supplement relating to the Initial Series 2002 Notes or any Additional Series Notes.

         SECTION 9.1.6 Judgments. A final judgment or judgments in respect of (i) post-petition liabilities or obligations for the payment of money with respect to any DIP Obligor or (ii) with respect to any Foreign Subsidiary Guarantor or any other Subsidiary of Borrower that is not an Obligor, liabilities or obligations for the payment of money, in each case, which is not covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies (and for which no such insurance company has denied any liability) in excess of $250,000 in the aggregate at any time are outstanding against one or more of the Obligors and the same are not, within thirty (30) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay.

         SECTION 9.1.7 Pension Plans. Any of the following events shall occur with respect to any Pension Plan

                  (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

                  (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

         SECTION 9.1.8 Change in Control. Any Change in Control shall occur.

         SECTION 9.1.9 Invalidity. Any Credit Document, the Orders, or any Lien granted under such Credit Document or the Orders, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto or TFFC, so long as TFFC is a party thereto or any Obligor or TFFC shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of any Credit Document, the Orders, or any Lien granted under such Credit Document or the Orders.

         SECTION 9.1.10 Bankruptcy Court Related Matter. (a) Any of the Cases shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code;

         (b) an order of the Bankruptcy Court shall be entered in any of the Cases appointing a trustee under Chapter 11 of the Bankruptcy Code;

         (c) except for the Carve-Out and the Primary DIP Facility Liens on the Collateral (other than the Secondary DIP Facility First Priority Collateral), an order of the Bankruptcy Court shall be entered granting another
(i) Lien pari passu with or senior to that granted (A) to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and the Orders, or (B) to the Prepetition Secured Lenders pursuant to the Orders (other than pursuant to clause (A) above) or (ii) a Super-Priority Claim pari passu with or senior to that granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and the Orders;

         (d) an order of a court of competent jurisdiction shall be entered staying, reversing, vacating or otherwise modifying either of the Orders without the Administrative Agent's and the Required Lenders' consent;

         (e) the Prepetition Secured Lenders' Cash Collateral shall be used in a manner inconsistent with the Orders, except to the extent permitted by the intercreditor provisions of the Primary DIP Facility Orders;

         (f) the entry of an order that approves or permits the payment of any pre-petition Indebtedness or otherwise impairs the value of the post-petition Claims of the Administrative Agent (other than (i) the "first-day" motions filed and orders based thereon (including the First Day Orders), (ii) any order approved in writing by the Administrative Agent and the Required Lenders and (iii) any other order seeking enforcement of any provision of the orders described in the preceding clauses (i) and (ii)):

         (g) an order of the Bankruptcy Court shall be entered in any of the Cases appointing an examiner having enlarged powers (beyond those set forth under Sections 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code;

         (h) the entry of an order granting relief from the automatic stay applicable under section 362 of the Bankruptcy Code so as to allow a third party to proceed against any asset or assets of any DIP Obligor which have a book value in excess of $100,000 in the aggregate (other than (i) any orders based on the "first-day" motions filed (including the First Day Orders), (ii) any order approved in writing by the Administrative Agent and (iii) the Required Lenders and any other order seeking enforcement of any provision of the orders described in the preceding clauses (i) and (ii)):

         (i) except to the extent the same would not constitute a Default under any of the previous clauses (a) through (i), the entry of an order approving any settlement or other stipulation with any creditor of any DIP Obligor, other than the Administrative Agent and Lenders, or otherwise providing for payments as adequate protection (other than adequate protection to the Prepetition Secured Lenders as approved in the Secondary DIP Facility Orders) or otherwise to such creditor individually or in the aggregate in excess of $25,000 for any and all such creditors;

         (j) the filing of any pleading by any DIP Obligor seeking, or otherwise consenting to, any of the matters set forth in clauses (a) through
(i) above; or

         (k) an "Event of Default" shall have occurred within the meaning of the Interim Order (or the Final Order when applicable).

         SECTION 9.1.11 Interim Order; Final Order. (i) The Interim Order shall cease to be in full force and effect and the Final Order shall not have been entered prior to such cessation; or (ii) the Final Order shall not have been entered (and shall not have been certified as having been entered) by the Bankruptcy Court on or before August 30, 2002 or such later date agreed to in writing by the Administrative Agent; or (iii) from and after the date of entry thereof, the Final Order shall cease to be in full force and effect; (iv) any DIP Obligor shall default in the due performance or observance by it of any term, covenant or agreement contained in the Interim Order or the Final Order and such default shall continue for a period of three (3) days after the earlier to occur of (x) written notice thereof to the defaulting party by Administrative Agent or the Administrative Agent at the direction of the Required Lenders or (y) such Obligor's knowledge of such default; or (v) this Agreement, the other Credit Documents, the Interim Order or the Final Order shall be amended, supplemented, stayed, reversed, vacated or otherwise modified (or any of the DIP Obligors shall apply for authority to do so), or any Obligor or any other Person shall file any pleading requesting any such relief (and, in the case of such other Person, any Obligor shall fail to timely object to such pleading) or any motion for such relief shall be granted by the Bankruptcy Court, in each case without the written consent of the Administrative Agent and the Required Lenders.

         SECTION 9.1.12 Liens. Except as contemplated in the Primary DIP Facility Final Order and the Final Order, any DIP Obligor shall file any pleading seeking, or otherwise consenting to, (i) the invalidation, subordination or other challenging of the Liens granted to secure the Obligations or (ii) if waived in the Final Order, any relief under Section 506(c) of the Bankruptcy Code with respect to any Property which secures the Prepetition Obligations.

         SECTION 9.1.13 Acquisition Agreement. The termination of a definitive agreement that satisfied the requirements of the Acquisition Agreement Covenant for a reason other than a default by the Borrower thereunder and, to the extent (x) the Borrower is seeking in good faith during the 60-day period commencing on the date of such termination to enter into a replacement definitive agreement providing for the Acquisition that is reasonably satisfactory to the Required Lenders and (y) the Required Lenders have not determined that there is a reasonable probability that entry into such definitive agreement will not occur before the end of such 60-day period, the passage of 60 days from the date of such termination (it being understood that this 60-day grace period will be operative only once).

         SECTION 9.1.14 Material Adverse Change. There shall occur any event (including any change in the financial condition of the Borrower and its Subsidiaries, taken as a whole) that would have a material adverse change in the business, Property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2001 or upon the ability of the Borrower and the Subsidiary Guarantors to perform their respective obligations under the Credit Documents; provided that those events disclosed by the Borrower pursuant to reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission on or prior to May 15, 2002 or which customarily occur as a result of events leading up to and following the commencement of a proceeding under Chapter 11 of the Bankruptcy Code shall not constitute such an event.

         SECTION 9.1.15 Material Document Default. Any default or breach by any Obligor occurs after the Petition Date and is continuing under any Material Document.

         SECTION 9.1.16 Foreign Subsidiary Guarantor Event of Default. Any Bankruptcy Event shall have occurred with respect to any Foreign Subsidiary Guarantor.

         SECTION 9.2 Available Action if Event of Default. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, then (and without further order of or application to the Bankruptcy Court but subject to the intercreditor provisions of the Primary DIP Facility Orders), the Administrative Agent may, and, at the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower (with a copy to the Primary DIP Facility Agent and the counsel for any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee in the Cases), take one or more of the following actions, at the same or different times (provided, that with respect to clause (c) below and the enforcement of Liens or other remedies with respect to the Collateral under clause (d) below, the Administrative Agent shall provide the Borrower (with a copy to the Primary DIP Facility Agent and the counsel for any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee in the Cases) with five Business Days' written notice prior to the taking the action contemplated thereby): (a) terminate forthwith the Commitments (if not theretofore terminated) (other than, until the Fully Collateralized Condition or the Collateral Turnover Date has occurred, Commitments to extend a Postpetition Enhancement Letter of Credit in respect of an Overenhancement Drawing that has been reimbursed (and retained by the recipients thereof) and the associated Postpetition Enhancement Letter of Credit has not been issued); (b) declare all or any portion of the Letter of Credit Outstandings and other Obligations to be due and payable, whereupon the Letter of Credit Outstandings and any unpaid accrued fees and all other Obligations of the Borrower and the Subsidiary Guarantors outstanding hereunder and under any other Credit Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Subsidiary Guarantors, anything contained herein or in any other Credit Document to the contrary notwithstanding; (c) demand immediate compliance of the Borrower with its obligations under Section 4.7, whereupon the Borrower shall be obligated to comply immediately with its obligations under Section 4.7, (d) set-off amounts in the Cash Collateral Account and the Letter of Credit Reimbursement Account or any other accounts of the Borrower or any Subsidiary Guarantor and apply such amounts to the Obligations of the Borrower or such Subsidiary Guarantor hereunder and under the other Credit Documents, as the case may be; and (e) exercise any and all remedies under this Agreement, the Orders, and applicable law available to the Administrative Agent and the Lenders. All rights and remedies of the Administrative Agent and the Lenders under this Agreement, the Documents and the Orders shall be subject, in all respects, to the intercreditor provisions set forth in the Primary DIP Facility Orders.

                                   ARTICLE X
                       REMEDIES; APPLICATION OF PROCEEDS

         SECTION 10.1 Remedies; Obtaining the Collateral Upon Default. Subject to the intercreditor provisions of the Primary DIP Facility Orders, upon the occurrence and during the continuance of an Event of Default, to the extent any such action is not inconsistent with the Orders and Article IX (including the requirement thereunder that the Administrative Agent shall provide the Borrower (with a copy to the Primary DIP Facility Agent and the counsel for any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee in the Cases) with five Business Days' written notice prior to the taking of any such action), the Administrative Agent, in addition to any rights now or hereafter existing under applicable law, and without application to or order of the Bankruptcy Court, shall have all rights as a secured creditor under the Uniform Commercial Code as applicable in all relevant jurisdictions and may (x) withdraw all monies, securities and instruments in the Letter of Credit Reimbursement Account for application to the Obligations or (y) following the occurrence of the Collateral Turnover Date:

                  (a) instruct the obligor or obligors on any agreements, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Cash Collateral Account or the Letter of Credit Reimbursement Account;

                  (b) withdraw all monies, securities and instruments in the Concentration Account, the Cash Collateral Account or the Letter of Credit Reimbursement Account for application to the Obligations;

                  (c) sell, assign or otherwise liquidate, or direct the Borrower or any Subsidiary Guarantor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                  (d) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Borrower, any Subsidiary Guarantor or any other Person who then has possession of any part thereof with or without notice or process of law (but subject to any Requirements of Law), and for that purpose may

                           (i) enter upon the Borrower's or any Subsidiary Guarantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Borrower or Subsidiary Guarantor; and

                           (ii) take possession of the Collateral or any part thereof, by directing the Borrower or any Subsidiary Guarantor in writing to deliver the same to the Administrative Agent at any place or places designated by the Administrative Agent, in which event the Borrower or such Subsidiary Guarantor shall at its own expense:

                                    (A)      forthwith cause the same to be
                           moved to the place or places so designated by the Administrative Agent and there delivered to the Administrative Agent;

                                    (B)      store and keep any Collateral so
                           delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent as provided in Section 10.2; and

                                    (C)      while the Collateral shall be so
                           stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that the Borrower's or any Subsidiary Guarantor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to the Bankruptcy Court, the Administrative Agent shall be entitled to a decree requiring specific performance by the Borrower or any Subsidiary Guarantor of such obligation; provided, however, that all rights and remedies of the Administrative Agent and the Lenders under this Agreement, the other Credit Documents and the Orders shall be subject, in all respects, to the intercreditor provisions set forth in the Primary DIP Facility Orders.

         SECTION 10.2 Remedies; Disposition of the Collateral. Subject to the intercreditor provisions set forth in the Primary DIP Facility Orders, upon the occurrence and during the continuance of an Event of Default, and to the extent not inconsistent with the Orders and Article IX (including the requirement thereunder that the Administrative Agent shall provide the Borrower (with a copy to the Primary DIP Facility Agent and the counsel for any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee in the Cases) with five Business Days' written notice prior to the taking of any such action), without application to or order of the Bankruptcy Court, any Collateral repossessed by the Administrative Agent under or pursuant to Section 10.1 or the Orders or otherwise, and any other Collateral whether or not so repossessed by the Administrative Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the Property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Administrative Agent may, in compliance with any Requirements of Law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Administrative Agent or after any overhaul or repair which the Administrative Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by applicable Requirements of Law shall be made upon not less than 10 days' written notice to the Borrower and the Subsidiary Guarantors specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Borrower, the Subsidiary Guarantors or any nominee thereof to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by applicable Requirements of Law shall be made upon not less than 10 days' written notice to the Borrower and the Subsidiary Guarantors specifying the time and place of such sale and, in the absence of applicable Requirement of Law, shall be by public auction (which may, at the Administrative Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in New York, New York and Chicago, Illinois. Subject to Section 10.4, to the extent permitted by any such Requirement of Law, the Administrative Agent on behalf of the Lenders may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Borrower, the Subsidiary Guarantors or the Prepetition Secured Lenders (except to the extent of surplus money received). If, under mandatory Requirements of Law, the Administrative Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Borrower or Subsidiary Guarantors as hereinabove specified, the Administrative Agent need give the Borrower and Subsidiary Guarantors only such notice of disposition as shall be reasonably practicable.

         SECTION 10.3 Application of Proceeds. Subject, in all respects, to the intercreditor provisions set forth in the Primary DIP Facility Orders:

                  (a) Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, (i) if the Administrative Agent is entitled to take action and takes such action under clause (a) or (b) of Section 9.2 upon the occurrence and during the continuance of an Event of Default, any payment by the Borrower or Subsidiary

         Guarantors on account of the Obligations or the Designated Prepetition Obligations and any proceeds arising out of any realization (including after foreclosure) upon the Collateral or the Prepetition Collateral shall be applied, subject to the prior payment of the Primary DIP Facility Obligations (or cash collateralization thereof) (provided that such payment shall not be required prior to any such application of proceeds arising out of any realization (including after foreclosure) upon the Secondary DIP Facility First Priority Collateral) and the Carve-Out, as follows: first, to the payment in full of all costs and expenses (including without limitation, reasonable attorneys' fees and disbursements) paid or incurred by the Administrative Agent or any of the Lenders in connection with any such realization upon the Collateral, second, to the payment in full of all outstanding Reimbursement Obligations in an amount equal to the aggregate amount of such outstanding Reimbursement Obligations, third, as a permanent reduction of the Commitments and to cash collateralize Letter of Credit Outstandings (other than in respect of unreimbursed Reimbursement Obligations) in an amount equal to 110% of the amount of such Letter of Credit Outstandings (which cash collateral shall be held in the Cash Collateral Account), and fourth, to the payment in full of the Designated Prepetition Obligations, and (ii) any payments or distributions of any kind or character, whether in cash, Property or securities, made by the Borrower or Subsidiary Guarantors or otherwise in a manner inconsistent with clause (i) of this Section 10.3(a) shall be held in trust and paid over or delivered to the Administrative Agent so that the priorities and requirements set forth in such clause (i) are satisfied.

                  (b) It is understood that the Borrower and the Subsidiary Guarantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Obligations.

         SECTION 10.4 WAIVER OF CLAIMS. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT (INCLUDING ANY REQUIREMENT THAT THE ADMINISTRATIVE AGENT PROVIDE THE BORROWER (WITH A COPY TO THE PRIMARY DIP FACILITY AGENT AND THE COUNSEL FOR ANY STATUTORY COMMITTEE OF UNSECURED CREDITORS APPOINTED IN THE CASES AND TO THE UNITED STATES TRUSTEE IN THE CASES) WITH FIVE BUSINESS DAYS' WRITTEN NOTICE PRIOR TO THE TAKING OF ANY REMEDY), THE BORROWER AND THE SUBSIDIARY GUARANTORS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE ADMINISTRATIVE AGENT'S TAKING POSSESSION OR THE ADMINISTRATIVE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE BORROWER OR SUBSIDIARY GUARANTOR WOULD OTHERWISE HAVE UNDER ANY REQUIREMENT OF LAW AND THE BORROWER AND THE SUBSIDIARY GUARANTORS HEREBY FURTHER WAIVE, TO THE EXTENT PERMITTED BY LAW:

                  (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Administrative Agent's or any Lender's gross negligence or willful misconduct as held by a court of competent jurisdiction in a final and non-appealable judgment;

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent's rights hereunder; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Borrower and each Subsidiary Guarantor, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waive the benefit of all such laws.

         SECTION 10.5 Remedies Cumulative. Subject to the intercreditor provisions set forth in the Primary DIP Facility Orders, each and every right, power and remedy hereby specifically given to the Administrative Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Orders or the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Administrative Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Administrative Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Administrative Agent shall bring any suit to enforce any of their rights hereunder and shall be entitled to judgment, then in such suit the Administrative Agent may recover reasonable expenses, including attorney's fees, and the amounts thereof shall be included in such judgment.

         SECTION 10.6 Discontinuance of Proceedings. In case the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case the Borrower, the Subsidiary Guarantors, the Administrative Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Administrative Agent and the Lenders shall continue as if no such proceeding had been instituted.

                                   ARTICLE XI

                              PRIORITY AND LIENS

         SECTION 11.1 Priority and Liens. (a) Each DIP Obligor hereby covenants, represents and warrants that, upon entry of the Interim Order, the Obligations of such DIP Obligor hereunder and under the other Credit Documents, shall be valid and have the scope and priority set forth in the Interim Order.

         (b) As to all Collateral, including without limitation, all real property the title to which is held by either the Borrower or a Subsidiary Guarantor or the possession of which is held by the Borrower or a Subsidiary Guarantor pursuant to leasehold interests, the Borrower and each of the Subsidiary Guarantors hereby assigns and conveys as security, grants a security interest in, hypothecates, mortgages, pledges and sets over unto the Administrative Agent for the benefit of the Secured Parties all of its right, title and interest in all of such Collateral, including without limitation, all owned real property and in all such leasehold interests, together in each case with all of the right, title and interest of the Borrower or Subsidiary Guarantor in and to all buildings, improvements, and fixtures related thereto, any lease or sublease thereof, all general intangibles relating thereto and all proceeds thereof. The Borrower and each Subsidiary Guarantor acknowledges that, pursuant to the Orders, the Liens granted in favor of the Administrative Agent for the benefit of the Secured Parties in all of the Collateral shall be perfected without the recordation of any Uniform Commercial Code financing statements, notices of Lien or other instruments of mortgage or assignment. The Borrower and each Subsidiary Guarantor further agrees that if requested by the Administrative Agent, the Borrower and the Subsidiary Guarantors shall enter into separate security agreements, pledge agreements and fee and leasehold mortgages with respect to such Collateral on terms reasonably satisfactory to the Administrative Agent.

         SECTION 11.2 Security Interest in Accounts. Pursuant to Section 364(c)(2) of the Bankruptcy Code, the Borrower and the Subsidiary Guarantors hereby assign and pledge to the Administrative Agent for the benefit of the Secured Parties, and hereby grants to the Administrative Agent for the benefit of the Secured Parties a first priority security interest, senior to all other Liens, if any, in all of the Borrower's right, title and interest in and to the Concentration Account, the Cash Collateral Account, the Letter of Credit Reimbursement Account and any direct investment of the funds contained therein; provided that such security interest as it relates to only the Concentration Account and any direct investment of the funds contained therein shall be subject to the prior Lien of the Primary DIP Facility Liens.

         SECTION 11.3 Payment of Obligations. Upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this Agreement or any of the other Credit Documents, the Lenders shall be entitled to immediate payment of such Obligations without further application to or order of the Bankruptcy Court.

         SECTION 11.4 No Discharge; Survival of Claims. The Borrower and each Subsidiary Guarantor agrees that to the extent the Obligations hereunder are not satisfied in full, (i) the Obligations arising hereunder shall not be discharged by the entry of a Confirmation Order (and, in accordance with the Orders, the Borrower and the Subsidiary Guarantors pursuant to Section 1141(d)(4) of the Bankruptcy Code hereby waive any such discharge) and (ii) the Super-Priority Claims granted to the Administrative Agent for the benefit of the Secured Parties pursuant to the Orders and the Liens granted to the Administrative Agent for the benefit of the Secured Parties pursuant to the Orders shall not be affected in any manner by the entry of a Confirmation Order.

                                  ARTICLE XII

                                   GUARANTY

         SECTION 12.1 Guaranty. Each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower now or hereafter existing, whether for principal, interest, fees, expenses or otherwise, and

                  (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this Article XII:

provided, however, that each Subsidiary Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The guaranty set forth in this
Article XII constitutes a guaranty of payment when due and not of collection, and each Subsidiary Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Subsidiary Guarantor under the guaranty set forth in this Article XII. Subject to the grace periods provided by Article IX, upon the Obligations of the Borrower becoming due and payable (by acceleration or otherwise), the Secured Parties shall be entitled to immediate payment of such Obligations by the Subsidiary Guarantors upon 5 Business Days' written demand by the Administrative Agent to all or any of the Subsidiary Guarantors (with a copy to the Borrower, the Primary DIP Facility Agent and the counsel for any statutory committee of unsecured creditors appointed in the Cases and to the United States Trustee in the Cases), without further application to or order of the Bankruptcy Court.

         SECTION 12.2 Guaranty Absolute, etc. The guaranty set forth in this Article XII shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full in cash, all obligations of each Subsidiary Guarantor under the guaranty set forth in this Article XII shall have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. Each Subsidiary Guarantor guarantees that the Obligations of the Borrower will be paid strictly in accordance with the terms of this Agreement and each other Credit Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Subsidiary Guarantor under the guaranty set forth in this
Article XII shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of this Agreement or any other Credit Document;

                  (b)      the failure of any Secured Party

                           (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including any Subsidiary Guarantor)) under the provisions of this Agreement, any other Credit Document or otherwise, or

                           (ii) to exercise any right or remedy against any other guarantor (including any Subsidiary Guarantor) of, or collateral securing, any Obligations of the Borrower;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower, or any other extension, compromise or renewal of any Obligation of the Borrower;

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Subsidiary Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement or any other Credit Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party securing any of the Obligations of the Borrower; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any surety or any guarantor.

         SECTION 12.3 Reinstatement, etc. Each Subsidiary Guarantor agrees that the guaranty set forth in this Article XII shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         SECTION 12.4 Waiver, etc. Each Subsidiary Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower and the guaranty set forth in this
Article XII and any requirement that the

Administrative Agent, any other Secured Party protect, secure, perfect or insure any security interest or Lien, or any Property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower.

         SECTION 12.5 Postponement of Subrogation, etc. Each Subsidiary Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this Article XII, by any payment made under the guaranty set forth in this Article XII or otherwise, until the prior payment in full in cash of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to any Subsidiary Guarantor on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Borrower and each other Obligor shall be held in trust for the benefit of the Administrative Agent for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

                  (a) such Subsidiary Guarantor has made payment to the Secured Parties of all or any part of the Obligations of the Borrower, and

                  (b) all Obligations of the Borrower and each other Obligor have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments have been permanently terminated, each Secured Party agrees that, at such Subsidiary Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to such Subsidiary Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Obligations of the Borrower resulting from such payment by such Subsidiary Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, each Subsidiary Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this Article XII to any Secured Party.

         SECTION 12.6 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder who has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 12.5. The provisions of this Section 12.6 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and each other Secured Party, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and each other Secured Party for the full amount guaranteed by such Subsidiary Guarantor hereunder.

         SECTION 12.7 Successors, Transferees and Assigns; Transfers of Notes, etc. The guaranty set forth in this Article XII shall:

                  (a) be binding upon each Subsidiary Guarantor, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Credit Document (including the guaranty set forth in this Article XII) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 14.11 and Article XIII.

                                  ARTICLE XIII

                           THE ADMINISTRATIVE AGENT

         SECTION 13.1 Actions. Each Lender hereby appoints Credit Suisse First Boston as its Administrative Agent under and for purposes of this Agreement and each other Credit Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement and each other Credit Document (including each agreement and other document contemplated under the Orders and the Primary DIP Facility Orders) and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent pro rata according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of this Agreement and any other Credit Document, including reasonable attorneys' fees, and as to which the Administrative Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are held by a court of competent jurisdiction in a final and non-appealable judgment to have resulted solely from the Administrative Agent's gross negligence or willful misconduct. The Administrative Agent shall not be required to take any action hereunder or under any other Credit Document, or to prosecute or defend any suit in respect of this Agreement or any other Credit Document, unless the Administrative Agent is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent's determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 13.2 Exculpation. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Credit Document, or in connection herewith or therewith, except for its willful misconduct or own gross negligence as held by a court of competent jurisdiction in a final and non-appealable judgment, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Credit Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Credit Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Credit Document. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 13.3 Successor. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder in such capacity. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

                  (a) this Article XIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

                  (b) Section 14.3 and Section 14.4 shall continue to inure to its benefit.

         SECTION 13.4 Credit Extensions by the Administrative Agent. The Administrative Agent shall have the same rights and powers with respect to its participating interests in the Letters of Credit as any other Lender and may exercise the same as if it were not the Administrative Agent. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Credit Suisse First Boston were not the Administrative Agent hereunder.

         SECTION 13.5 Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Credit Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Credit Document.

         SECTION 13.6 Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement or any other Credit Document.

         SECTION 13.7 Release of Collateral. Each Secured Party irrevocably authorizes the Administrative Agent to release any Subsidiary Guarantor from its obligations under the Guaranty and any Lien granted to or held by or in favor of the Administrative Agent for the benefit of the Secured Parties upon the occurrence of the date by which all Obligations have been paid in full in cash and all Letters of Credit and Commitments have expired or been terminated or in connection with (i) collateral under the Credit Documents being disposed of in accordance with the terms of Section 8.2.9 and the other relevant provisions of this Agreement or (ii) the release of any Subsidiary Guarantor the Capital Stock of which has been disposed of in accordance with the terms of Section 8.2.9 and the other relevant provisions of this Agreement; provided, however, that the Administrative Agent may, prior to any such release, request that the Borrower certify in a written notice delivered to the Administrative Agent (with such detail as the Administrative Agent may reasonably request) that such disposition or release is made in compliance with the terms of the Credit Documents. Upon request by the Administrative Agent at any time, each Secured Party will confirm in writing the Administrative Agent's authority to release any Subsidiary Guarantor or particular types or items of collateral under the Credit Documents pursuant to this Section 13.7.

                                  ARTICLE XIV

                           MISCELLANEOUS PROVISIONS

         SECTION 14.1 Waivers, Amendments, etc. The provisions of this Agreement and of each other Credit Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver which would:

                  (a) modify any requirement hereunder that any particular action be taken by all the Lenders, by the Required Lenders or by the Supermajority Lenders, as the case may be, shall be effective unless consented to by each Lender;

                  (b) modify this Section 14.1 or the Super-Priority Claim status of the Lenders in respect of the Commitments, the Letters of Credit or the Reimbursement Obligations, change the definition of "Required Lenders" or "Supermajority Lenders", increase the Commitment Amount, the Enhancement Letter of Credit Commitment Amount, the Postpetition Enhancement Letter of Credit Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, release all or substantially all collateral security which is a component in the Borrowing Base Amount, except as otherwise specifically provided in any Credit Document or release any Subsidiary Guarantor from its obligations under its Guaranty shall be made without the consent of each Lender;

                  (c) extend the Termination Date or the Stated Maturity Date or accept, in connection with a Plan of Reorganization for the Borrower, treatment for all Obligations that is different than full payment in cash upon confirmation of such Plan of Reorganization shall be made without the consent of the Supermajority Lenders;

                  (d) extend the due date for, or reduce the amount of, any repayment of a Reimbursement Obligation (or reduce the amount of or rate of interest on any Reimbursement Obligation) shall be made without the consent of each Lender;

                  (e) release or consent to the subordination of all or substantially all collateral security which is not a component in the Borrowing Base Amount, except as otherwise specifically provided in any Credit Document, or modify the definition of Borrowing Base Amount or any definition related thereto shall be made without the consent of the Supermajority Lenders;

                  (f) affect adversely the interests, rights or obligations of the Issuer qua the Issuer shall be made without the consent of the Issuer; or

                  (g) affect adversely the interests, rights or obligations of the Administrative Agent qua the Administrative Agent shall be made without consent of the Administrative Agent.

No failure or delay on the part of the Administrative Agent, the Issuer or any Lender in exercising any power or right under this Agreement or any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Issuer or any Lender under this Agreement or any other Credit Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 14.2 Notices. All notices and other communications provided to any party hereto or the Primary DIP Facility Agent under this Agreement or any other Credit Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party or the Primary DIP Facility Agent, as the case may be, at its address or facsimile number set forth in the case of the Borrower or the Administrative Agent, below its signature hereto, in the case of any Subsidiary Guarantor, to it in care of the Borrower below the signature of the Borrower hereto or in the case of any Lender, in Schedule II hereto or in a Lender Assignment Agreement or in the case of the Primary DIP Facility Agent, to it at General Electric Capital Corporation, as Agent, 500 West Monroe Street, 13th Floor, Chicago, Illinois 60661 (Telecopier:
312-463-3854), Attention: Budget Group, Inc. Loan Administration Officer or at such other address or facsimile number as may be designated by such party or the Primary DIP Facility Agent, as the case may be, in a notice to the other parties and in the case of the Primary DIP Facility Agent, to the Administrative Agent and the Borrower. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation thereof is received by the transmitter.

         SECTION 14.3 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

                  (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Credit Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Credit Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated (other than the fees and expenses of the Administrative Agent in the event that the transactions contemplated hereby are not consummated and such non-consummation results from the failure of the Administrative Agent to negotiate and deal with the Borrower in good faith);

                  (b) the filing, recording, refiling or rerecording of any Credit Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements, amendments and restatements and other modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the terms of any Credit Document; and

                  (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Credit Document (including the Primary DIP Facility Documents and the Series Supplements, Leases and other documents and agreements related to the Initial Series 2002 Notes and the Additional Series Notes).

The Borrower further agrees to pay, and to save the Administrative Agent, the Issuer and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, the issuance of the Letters of Credit or any other Credit Documents. The Borrower also agrees to reimburse the Administrative Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations. In addition to, and without limiting the effect of, the foregoing provisions of this Section 14.3, the Borrower also agrees to pay the fees and out-of-pocket expenses of (i) Wachtell, Lipton, Rosen & Katz, special restructuring counsel engaged by the Administrative Agent and (ii) Conway, Del Genio, Gries & Co., LLC, consultants to the Lenders (and the Borrower agrees that it will, and will cause each of its Subsidiaries to, permit such consultants to have access to their respective books, records, officers and accountants for the purpose of completing their engagement and otherwise cooperate with such consultants in completing their engagement).

         SECTION 14.4 Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent, the Issuer and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of,

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the use of any Letter of Credit;

                  (b) the entering into and performance of this Agreement and any other Credit Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to
         Article VI not to fund any Credit Extension) provided that any such action is resolved in favor of such Indemnified Party;

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent, the Issuer or such Lender is party thereto;

                  (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material;

                  (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary; or

                  (f) the Cases, credit having been extended, suspended or terminated under this Agreement and the other Credit Documents, the Primary DIP Facility Loan Documents, the Base Indenture or any Series Supplement,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct as held by a court of competent jurisdiction in a final and non-appealable judgment. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 14.5 Survival. The obligations of the Borrower under Sections 4.9, 5.1, 5.2, 14.3 and 14.4 and the obligations of the Lenders under Section 13.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 14.3 and 14.4) and any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Credit Document shall survive the execution and delivery of this Agreement and each such other Credit Document.

         SECTION 14.6 Severability. Any provision of this Agreement or any other Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Credit Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 14.7 Headings. The various headings of this Agreement and of each other Credit Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Credit Document or any provisions hereof or thereof.

         SECTION 14.8 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, each Subsidiary Guarantor, each Lender and the Administrative Agent (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent.

         SECTION 14.9 Governing Law; Entire Agreement. THIS AGREEMENT AND EACH OTHER CREDIT DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This

Agreement and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 14.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                  (a) the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 14.11.

         SECTION 14.11 Sale and Transfer of Commitments and Participations in Letters of Credit; Participations in Commitments and Participations in Letters of Credit. Each Lender may assign, or sell participations in, its Letters of Credit and Commitments to one or more other Persons in accordance with this
Section 14.11.

         SECTION 14.11.1 Assignments. Any Lender,

                  (a) with the written consents of the Issuer and the Administrative Agent (which consents shall not be unreasonably delayed or withheld) may at any time assign and delegate to one or more Eligible Assignees, and

                  (b) with notice to the Borrower, the Issuer and the Administrative Agent, but without the consent of the Borrower, the Issuer or the Administrative Agent, may assign and delegate to any of its Affiliates which is an Eligible Assignee or to any other Lender

(each Eligible Assignee to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Commitments and shall include an equal percentage of its participations in Letter of Credit Outstandings) in a minimum aggregate amount of $2,000,000 (or such lesser amount agreed to by the Borrower and the Administrative Agent); provided, however, that following an assignment of less than all of such assigning Lender's total Commitments, such assigning Lender shall continue to have Commitments and related participations in Letter of Credit Outstandings aggregating at least $2,000,000 (or such lesser amount agreed to by the Borrower and the Administrative Agent); provided further, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in the last sentence of Section 5.2; provided further, however, that, the Borrower, the Issuer and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower, the Issuer and the Administrative Agent by such assigning Lender and such Assignee Lender,

                  (ii) such Assignee Lender shall have executed and delivered to the Borrower, the Issuer and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent, and

                  (iii) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Credit Documents, and (y) the assigning Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Credit Documents. Accrued fees shall be paid as provided in the Lender Assignment Agreement. Accrued fees shall be paid at the same time or times provided in this Agreement. Such assigning Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section 14.11.1 shall be null and void.

         Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the F.R.S. Board.

         Notwithstanding anything to the contrary herein or in the Prepetition Credit Agreement, no Lender may assign any of its rights or obligations (A) hereunder (including its Commitment) and under the Credit Documents unless it concurrently assigns its rights and obligations under the Prepetition Credit Agreement (including its Commitment thereunder as defined therein) and the Loan Documents (as defined in the Prepetition Credit Agreement) on a proportionate basis to its Commitment hereunder (e.g., a Lender may only assign one-half of its rights and obligations hereunder and under the Credit Documents if it concurrently assigns one-half of all of its rights and obligations under the Prepetition Credit Agreement and the Loan Documents (as defined therein)) and to the same Person that is its Assignee Lender hereunder or (B) under the Prepetition Credit Agreement (including its Commitment thereunder as defined therein) and under the Loan Documents (as defined therein) unless it concurrently assigns its rights and obligations hereunder (including its Commitment) and the Credit Documents on a proportionate basis to its Commitment (as defined therein) thereunder and to the same Person that is its Assignee Lender (as defined therein) thereunder.

         SECTION 14.11.2 Participations. Upon prior written notice to the Borrower and the Administrative Agent, any Lender may at any time sell to one or more commercial banks or other financial institutions (each of such commercial banks and other financial institutions being herein called a "Participant") participating interests (or a sub-participating interest, in the case of a Lender's participating interest in a Letter of Credit) in any of the Commitments, or other interests of such Lender hereunder; provided, however, that

                  (a) no participation or sub-participation contemplated in this Section 14.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Credit Document,

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

                  (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Credit Documents,

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Credit Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b), (c), (d) or (e) of Section 14.1, and

                  (e) the Borrower shall not be required to pay any amount under Section 5.2 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 5.1, 5.2, 5.4, 5.5, 14.3 and 14.4, shall be considered a Lender.

         SECTION 14.12 Other Transactions. Nothing contained herein shall preclude the Administrative Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Credit Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 14.13 Independence of Covenants. All covenants contained in this Agreement and each other Credit Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

         SECTION 14.14 Press Releases and Related Matters. Each Obligor executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of the Administrative Agent, any Lender or any of their respective affiliates or referring to this Agreement or any other Credit Document without at least two
(2) Business Days' prior notice to the Administrative Agent and such Lender without the prior written consent of the Administrative Agent and such Lender, as the case may be, unless (and only to the extent that) such Obligor or Affiliate is required to do so under law and then, in any event, such Obligor or Affiliate will consult with the Administrative Agent and such Lender before issuing such press release or other public disclosure. Each Obligor consents to the publication by the Administrative Agent of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. The Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

         SECTION 14.15 Parties Including Trustees; Bankruptcy Court Proceedings. This Agreement, the other Credit Documents, and all Liens created hereby or pursuant to this Agreement, the Security Agreement, the Pledge Agreement or any other Credit Document shall be binding upon each Obligor (other than the Foreign Subsidiary Guarantors), the estate of each such Obligor, and any trustee or successor in interest of any such Obligor in the Cases or any subsequent case commenced under Chapter 7 of the Bankruptcy Code, and shall not be subject to Section 365 of the Bankruptcy Code. This Agreement and the other Credit Documents shall be binding upon, and inure to the benefit of, the successors of the Administrative Agent and each Lender and each of their respective assigns, transferees and endorsees. The Liens created by this Agreement, the Security Agreement, the Pledge Agreement and the other Credit Documents shall be and remain valid and perfected in the event of the substantive consolidation or conversion of the Cases or any other bankruptcy case of any such Obligor to a case under Chapter 7 of the Bankruptcy Code or in the event of dismissal of any Case or the release of any Collateral from the jurisdiction of the Bankruptcy Court for any reason, without the necessity that the Administrative Agent file financing statements or otherwise perfect its security interests or Liens under applicable law.

         SECTION 14.16 Judgment Currency.

         (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder (including under Section 12.1) or under any other Credit Document in another currency into Dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the applicable Secured Party could purchase such other currency with Dollars in New York City, New York at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

         (b) The obligation of each Obligor in respect of any sum due from it to the Administrative Agent, any Lender or any other Secured Party hereunder or under any other Credit Document shall, notwithstanding any judgment in a currency other than Dollars be discharged only to the extent that on the Business Day next succeeding receipt by the Administrative Agent, such Lender or such other Secured Party of any sum adjudged to be so due in such other currency, the Administrative Agent, such Lender or such other Secured Party may, in accordance with normal banking procedures, purchase Dollars with such other currency. If the Dollars so purchased are less than the sum originally due to the Administrative Agent, such Lender or such other Secured Party in Dollars or in such foreign currency, each Obligor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, such Lender or such other Secured Party against such loss.

         SECTION 14.17 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE LENDERS AND THE OBLIGORS PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR SUCH OBLIGORS. EACH SUCH OBLIGOR ACKNOWLEDGES AND AGREES THAT EACH SUCH PERSON HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER CREDIT DOCUMENT TO WHICH SUCH PERSON IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER CREDIT DOCUMENT.

               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                  BUDGET GROUP, INC.



                                  By: /s/ William S. Johnson
                                     ------------------------------------------
                                     Name:  William S. Johnson
                                     Title: Executive Vice President
                                            Chief Financial Officer
                                  Address:       4225 S Naperville Road
                                                 Lisle, IL 60532
                                  Facsimile No.: (630) 955-7617
                                  Attention:     Kathy Abbott

                                  DOMESTIC SUBSIDIARY GUARANTORS:

                                  BGI AIRPORT PARKING INC.
                                  BGI SHARED SERVICES, INC.
                                  BGI SHARED SERVICES, LLC
                                  VEHICLE RENTAL ACCESS COMPANY, LLC
                                  PREMIER CAR RENTAL LLC
                                  AUTO RENTAL SYSTEMS, INC.
                                  RYDER TRS, INC.
                                  RYDER MOVE MANAGEMENT, INC.
                                  MASTERING THE MOVE REALTY, INC.
                                  THE MOVE SHOP, INC.
                                  RYDER RELOCATION SERVICES, INC.
                                  BUDGET STORAGE CORPORATION
                                  BUDGET RENT A CAR CORPORATION
                                  BUDGET CAR SALES, INC.
                                  CARSON CHRYSLER PLYMOUTH DODGE
                                    JEEP EAGLE, INC.
                                  PAUL WEST FORD, INC.



                                  By: /s/ Robert L. Aprati
                                     ------------------------------------------
                                     Name:  Robert L. Aprati
                                     Title: Executive Vice President

                                  WARREN WOOTEN FORD, INC.
                                  TEAM CAR SALES OF CHARLOTTE, INC.
                                  TEAM CAR SALES OF DAYTON, INC.
                                  TEAM CAR SALES OF PHILADELPHIA, INC.
                                  TEAM CAR SALES OF RICHMOND, INC.
                                  TEAM CAR SALES OF SAN DIEGO, INC.
                                  TEAM CAR SALES OF SOUTHERN
                                    CALIFORNIA, INC.
                                  IN MOTORS VI, LLC
                                  DIRECTORS ROW MANAGEMENT
                                    COMPANY, LLC
                                  VALCAR RENTAL CAR SALES, INC.
                                  TCS PROPERTIES, LLC
                                  BUDGET RENT-A-CAR SYSTEMS, INC.
                                  BUDGET RENT-A-CAR OF ST. LOUIS, INC.



                                  By: /s/ Robert L. Aprati
                                     ------------------------------------------
                                     Name:  Robert L. Aprati
                                     Title: Executive Vice President

                                  BUDGET RENT-A-CAR OF THE MIDWEST,
                                    INC.
                                  BVM,INC.
                                  DAYTON AUTO LEASE COMPANY, INC.
                                  MOISANT CAR SALES, INC.
                                  NYRAC INC.
                                  BUDGET FLEET FINANCE CORPORATION
                                  CONTROL RISK CORPORATION
                                  PHILIP JACOBS INSURANCE AGENCY, INC.
                                  BRAC CREDIT CORPORATION
                                  BUDGET SALES CORPORATION
                                  RESERVATION SERVICES, INC.
                                  TEAM REALTY SERVICES, INC.
                                  TEAM HOLDINGS CORP.
                                  TEAM FLEET SERVICES CORPORATION
                                  TRANSPORTATION AND STORAGE
                                    ASSOCIATES
                                  BUDGET RENT-A-CAR INTERNATIONAL,
                                    INC.
                                  BUDGET RENT A CAR ASIA-PACIFIC, INC.
                                  BUDGET RENT A CAR OF JAPAN, INC.



                                  By: /s/ Robert L. Aprati
                                     ------------------------------------------
                                     Name:  Robert L. Aprati
                                     Title: Executive Vice President


                                  BUDGET RENT A CAR CARIBE
                                    CORPORATION



                                  By: /s/ Robert L. Aprati
                                     ------------------------------------------
                                     Name:  Robert L. Aprati
                                     Title: Executive Vice President

                                  FOREIGN SUBSIDIARY GUARANTORS:


                                  COMPACT RENT-A-CAR LIMITED



                                  By: /s/ Robert L. Aprati
                                     ------------------------------------------
                                     Name:  Robert L. Aprati
                                     Title: Executive Vice President


                                  BUDGET RENT A CAR OF CANADA LIMITED



                                  By: /s/ Robert L. Aprati
                                     ------------------------------------------
                                     Name:  Robert L. Aprati
                                     Title: Executive Vice President

                                  CREDIT SUISSE FIRST BOSTON, as the
                                    Administrative Agent



                                  By: /s/ Carol Flaton
                                     ------------------------------------------
                                     Name:  Carol Flaton
                                     Title: Director



                                  By: /s/ Didier Siffer
                                     ------------------------------------------
                                     Name:  Didier Siffer
                                     Title: Director

                                  Address:       Eleven Madison Avenue
                                                 New York, NY 10010-3629
                                  Facsimile No.: (917) 326-8081
                                  Attention:     Carol Flaton

                                  LENDERS:
                                  CREDIT SUISSE FIRST BOSTON



                                  By: /s/ Carol Flaton
                                     ------------------------------------------
                                     Name:  Carol Flaton
                                     Title: Director



                                  By: /s/ Didier Siffer
                                     ------------------------------------------
                                     Name:  Didier Siffer
                                     Title: Director

                                  BANK OF AMERICA, N.A.



                                  By: /s/ Henry Y. Yu
                                     ------------------------------------------
                                     Name:  Henry Y. Yu
                                     Title: Managing Director

                                  THE BANK OF NEW YORK



                                  By: /s/ Edward F. Ryan Jr.
                                     ------------------------------------------
                                     Name:  Edward F. Ryan Jr.
                                     Title: SVP

                                  THE BANK OF NOVA SCOTIA



                                  By: /s/ Olivia L. Braun
                                     ------------------------------------------
                                     Name:  Olivia L. Braun
                                     Title: Director

                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    NEW YORK BRANCH



                                  By: /s/ Christina T. Schoen
                                     ------------------------------------------
                                     Name:  Christina T. Schoen
                                     Title: Vice President

                                  BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                    S.A. GROUP, NEW YORK BRANCH



                                  By: /s/ Harvey Winter
                                     ------------------------------------------
                                     Name:  Harvey Winter
                                     Title: Vice President

                                  WASHINGTON MUTUAL BANK, FA (as
                                    successor in interest to Bank United)



                                  By: /s/ Jeffrey A. Beunier
                                     ------------------------------------------
                                     Name:  Jeffrey A. Beunier
                                     Title: Vice President

                                  DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS (formerly known as Bankers Trust
                                    Company)



                                  By: /s/ Greg Shefron
                                     ------------------------------------------
                                     Name:  Greg Shefron
                                     Title: Director

                                  BNP PARIBAS



                                  By: /s/ Kathryn Quinn
                                     ------------------------------------------
                                     Name:  Kathryn Quinn
                                     Title: Vice President



                                  By: /s/ Barbara Eppolito
                                     ------------------------------------------
                                     Name:  Barbara Eppolito
                                     Title: Vice President

                                  CALIFORNIA PUBLIC EMPLOYEES'
                                    RETIREMENT SYSTEM
                                  By Highland Capital Management, L.P., as
                                     Authorized Representatives of the Board



                                  By: /s/ Louis Koven
                                     ------------------------------------------
                                     Name:  Louis Koven
                                     Title: Executive Vice President-CFO
                                            Highland Capital Management, L.P

                                  CERBERUS PARTNERS L.P.



                                  By: /s/ Scott Cohen
                                     ------------------------------------------
                                     Name:  Scott Cohen
                                     Title: Managing Director

                                  CREDIT INDUSTRIEL ET COMMERCIAL



                                  By: /s/ Bernard Laleuf
                                     ------------------------------------------
                                     Name:  Bernard Laleuf
                                     Title: Senior Vice President &
                                            Deputy General Manager



                                  By: /s/ Albert M. Calo
                                     ------------------------------------------
                                     Name:  Albert M. Calo
                                     Title: Vice President

                                  CREDIT AGRICOLE INDOSUEZ



                                  By: /s/ Kathleen M. Sweeney
                                     ------------------------------------------
                                     Name:  Kathleen M. Sweeney
                                     Title: Vice President



                                  By: /s/ Leo von Reissig
                                     ------------------------------------------
                                     Name:  Leo von Reissig
                                     Title: Vice President

                                  CREDIT LYONNAIS NEW YORK BRANCH



                                  By: /s/ John-Charles Van Essche
                                     ------------------------------------------
                                     Name:  John-Charles Van Essche
                                     Title: Vice President

                                  DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES



                                  By: /s/ Lisa M. Overton
                                     ------------------------------------------
                                     Name:  Lisa M. Overton
                                     Title: Associate



                                  By: /s/ Phillip J. Glass
                                     ------------------------------------------
                                     Name:  Phillip J. Glass
                                     Title: Analyst

                                  ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG



                                  By: /s/ John Fay
                                     ------------------------------------------
                                     Name:  John Fay
                                     Title: Vice President
                                            Erste Bank New York Branch



                                  By: /s/ John S. ?
                                     ------------------------------------------
                                     Name:          John S. ?
                                     Title:     Managing Director
                                            Erste Bank New York Branch

                                  FLEET BANK. N.A.



                                  By: /s/ Andrew J. Maidman
                                     ------------------------------------------
                                     Name:  Andrew J. Maidman
                                     Title: Vice President

                                  COMERICA BANK (as successor to Imperial Bank
                                    by merger)



                                  By: /s/ Larry King
                                     ------------------------------------------
                                     Name:  Larry King
                                     Title: Senior Vice President

                                  GENERAL ELECTRIC CAPITAL
                                    CORPORATION



                                  By: /s/ W. Jerome McDermott
                                     ------------------------------------------
                                     Name:  W. JEROME MCDERMOTT
                                     Title: DULY AUTHORIZED SIGNATORY

                                  MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED



                                  By: /s/ Kevin Lydon
                                     ------------------------------------------
                                     Name:  KEVIN LYDON
                                     Title: MANAGING DIRECTOR

                                  NATEXIS BANQUES POPULAIRES



                                  By: /s/
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  By: /s/
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  PAM CAPITAL FUNDING L.P.
                                  By: Highland Capital Management, L.P., as
                                      Collateral Manager



                                  By: /s/ Louis Koven
                                     ------------------------------------------
                                     Name:  Louis Koven
                                     Title: Executive Vice President-CFO
                                            Highland Capital Management, L.P

                                  SOUTHERN PACIFIC BANK



                                  By: /s/ Daniel M. Rood
                                     ------------------------------------------
                                     Name:  Daniel M. Rood
                                     Title: SVP

                                  SUNTRUST BANK



                                  By: /s/ Daniel M. Rood
                                     ------------------------------------------
                                     Name:  Byron P. Kurtgis
                                     Title: Director

                                  DK ACQUISITION PARTNERS LP by,
                                  MH DAVIDSON & CO, Its General Partners



                                  By: /s/ Michael J. Leffell
                                     ------------------------------------------
                                     Name:  Michael J. Leffell
                                     Title: General Partner

                           R2 TOP HAT, LTD.
                           By Amalgamated Gadget, L.P., as Investment
                              Manager
                              By Scepter Holdings, Inc., its General Partner



                                  By: /s/ Robert McCormick
                                     ------------------------------------------
                                     Name:  Robert McCormick
                                     Title: Vice President